UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08257

GE INSTITUTIONAL FUNDS

(Exact name of registrant as specified in charter)

1600 Summer Street

Stamford, Connecticut 06905

(Address of principal executive offices)(Zip code)

GE Asset Management, Inc.

1600 Summer Street

Stamford, Connecticut 06905

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: 800-242-0134

Date of fiscal year end: 09/30

Date of reporting period: 09/30/14

Item 1.	Reports to Stockholders

GE Institutional Funds

Annual Report

September 30, 2014

GE Institutional Funds

This report has been prepared for shareholders and may be distributed to others only if preceded by or accompanied with a current prospectus and/or summary prospectus.

Notes to Performance	September 30, 2014 (Unaudited)

The information provided on the following performance pages relates to the GE Institutional Funds (the “Funds”, and individually, the “Fund”).

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Total returns shown are net of Fund expenses.

The performance data quoted represents past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized. Please call toll-free (800) 493-3042 or visit the Fund’s website at http://www.geam.com for the most recent month-end performance data.

An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in a Fund is subject to risk, including possible loss of principal invested.

The Standard & Poor’s (“S&P”) 500® Composite Price Index of stocks (“S&P 500 Index”) is an unmanaged market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap U.S. stock market performance.

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes companies in the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership.

The Russell 2000® Index is a market capitalization-weighted index consisting of 2,000 of the smallest U.S.-domiciled publicly traded common stocks that are included in the Russell 3000® Index. The Russell 3000® Index is comprised of the 3,000 largest U.S.-domiciled companies.

The Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCI® EAFE®) is a market capitalization-weighted index of equity securities of companies domiciled in various countries. The index is designed to represent the performance of developed stock markets outside the U.S. and Canada and excludes certain market segments unavailable to U.S. based investors.

The Morgan Stanley Capital International All Country World Index Ex-U.S. (MSCI® ACWI Ex-U.S.) is a market-capitalization-weighted index designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies. The MSCI ACWI Ex-U.S. Index includes both developed and emerging markets.

The Barclays U.S. Aggregate Bond Index is an unmanaged market value-weighted index of taxable investment grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. The index is designed to represent performance of the U.S. investment-grade fixed rate bond market.

The 90 Day U.S. T-Bill is an unmanaged measure/index of the performance of the most recently auctioned 90 day U.S. Treasury bills (i.e., having a total maturity of 90 days) currently available in the marketplace.

The results shown for the foregoing indices assume the reinvestment of net dividends or interest and do not reflect fees, expenses, or taxes. As such, index returns do not reflect the actual cost of investing in the instruments that comprise an index.

The peer universe of the underlying open end funds used for the peer group average annual total return calculation is based on a blend of Morningstar peer categories, as shown. Morningstar is an independent mutual fund rating service. A Fund’s performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to that of the Fund.

©2014 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance does not guarantee future results.

The S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation or warranty, express or implied, to the investors of the Fund or any member of the public regarding the advisability of investing in the securities generally or in this Fund particularly or the ability of the S&P 500 Index Fund to track general stock market performance.

Russell Investment Group owns the Russell Index data, including all applicable trademarks and copyrights, used by GE Asset Management Incorporated in these materials. Any unauthorized use or redistribution of such Russell Index data is strictly prohibited. Russell Investment Group is not responsible for the configuration of this material or for any inaccuracy in GE Asset Management Incorporated’s presentation thereof.

The views, expressed in this document, reflect our judgment as of the publication date and are subject to change at any time without notice.

GE Investment Distributors, Inc., member of FINRA, is the principal underwriter and distributor of the GE Institutional Funds and a wholly owned subsidiary of GE Asset Management Incorporated, the investment adviser of the Funds.

U.S. Equity Fund	(Unaudited)

David B. Carlson

Chief Investment Officer – U.S. Equities

Stephen V. Gelhaus

Senior Vice President

Paul C. Reinhardt

Senior Vice President

The U.S. Equity Fund is managed by a team of portfolio managers that includes David B. Carlson, Stephen V. Gelhaus and Paul C. Reinhardt. Each of the foregoing portfolio managers manages one of three sub-portfolios, which comprise the Fund. A sub-portfolio refers to the portion of the Fund’s assets that are allocated to, and managed by, a particular portfolio manager on the Fund’s portfolio management team. The three sub-portfolios are managed independently of each other and the portfolio managers have full discretion over their sub-portfolio. However, as lead portfolio manager for the Fund, Mr. Carlson is vested with the authority to adjust the allocation of assets to each sub-portfolio. See portfolio managers’ biographical information beginning on page 121.

Q.	How did the GE Institutional U.S. Equity Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended September 30, 2014?

A.	For the twelve-month period ended September 30, 2014, the GE Institutional U.S. Equity Fund returned 18.88% for the Investment Class shares and 18.55% for the Service Class shares. The Fund’s benchmark, the S&P 500® Index returned 19.73% and the Fund’s Morningstar peer group of 1,714 US Large Growth funds returned an average of 16.29% over the same period.

Q.	What market conditions impacted the Fund’s performance?

A.	Investor confidence in the U.S. economy drove equities higher in the last twelve months. Each sector within the S&P 500 achieved double-digit advances as employment, housing and manufacturing sectors improved. S&P 500 stocks ended the year up almost 20% and just 2% shy of all-time highs. Stocks scaled a wall of geopolitical worry, including Mid-East tensions and Russia’s assertive actions in Crimea and the Ukraine. Meanwhile, Chinese growth concerns added a cautious note to global equity investing; and in this environment the U.S. was the best performing major equity market on the global stage.
Large cap stocks significantly outperformed smaller-cap indices, and within large caps, there was no clear style leadership. Energy prices were whipsawed during the year, and oil prices weakened to the lowest levels of the year at September 30, 2014. The energy sector lagged as commodity prices dropped, while the consumer discretionary sector — one of the prior year’s leading sectors — also underperformed. Health care and information technology were among the top-performing sectors in the S&P 500. However, as 10-year treasury yields declined to 2.49% by year-end — in response to slowing global growth and declining European bond yields — selected higher yielding areas of the market outperformed, including pharmaceuticals companies while performance was mixed among financials.

Q.	What were the primary drivers behind Fund performance?

A.	The Fund benefited from strong rallies among its biotechnology holdings due to innovative therapies and pipelines. The biotechnology stocks traded at attractive valuations during the year. One of the Fund’s health care devices holdings received a take-out offer, sending its shares higher. The year’s commodity weakness was a benefit to one of the Fund’s specialty chemicals holdings, as falling chemical feedstock prices raised its profit outlook. Several consumer staples stocks also bolstered relative returns, including: 1) an integrated retail pharmacy/health care provider that rallied over 42% due to its stability and premium earnings growth; 2) a food company enjoyed strong underlying fundamentals in its agricultural business and an outlook for bumper crops; and 3) a consumer packaged goods company soared as it announced the split of its household and personal care businesses — a catalyst to unlock value.

Mixed stock selection within the technology sector was the greatest detractor from

(Unaudited)

performance, as the Fund’s semiconductor, communications equipment, storage and software holdings failed to keep pace with the benchmark. Underweight positions in two companies in particular — a leading smartphone handset manufacturer and a mega-cap software company undergoing a management change, weighed on returns. We are comfortable with our underweight positioning in these companies, given their uncertain long-term growth outlooks. Within industrials, an electrical equipment holding lagged due to its exposure to a slowing Europe, and one of the Fund’s railroad stocks underperformed peers. Other difficult holdings included a sporting-goods specialty retailer with slowing sales, a medical device company, a lagging auto manufacturer and a bank.

Q.	Were there any significant changes in the Fund during the period?

A.	During the twelve-month period the Fund continued to reduce its exposure to some of the more cyclical areas of the market, taking profits in the consumer discretionary and information technology sectors. The Fund went from a modest overweight to an underweight in technology. The Fund reduced its underweight to the consumer staples sector, although it remained the largest sector underweight at September 30, 2014. We also added to financials and energy. At year-end, the Fund’s largest sector overweights remained financials and health care. Despite any changes in positioning, the Fund maintained its bottom-up stock selection approach with a focus on the long-term investment horizon. We believe the Fund is well-positioned to add value through active stock selection going into the next year.

U.S. Equity Fund	(Unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, distribution and service fees (for Service Class shares), professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2014.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses paid during the period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

April 1, 2014 - September 30, 2014

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return
Investment Class	1,000.00	1,063.20	1.86
Service Class	1,000.00	1,062.10	3.15
Hypothetical 5% Return (2.5% for the period)
Investment Class	1,000.00	1,023.26	1.83
Service Class	1,000.00	1,022.01	3.09

*	Expenses are equal to the Fund’s annualized expense ratio of 0.36% for Investment Class shares and 0.61% for Service Class shares (for the period April 1, 2014 - September 30, 2014), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

U.S. Equity Fund	(Unaudited)

Investment Profile

A mutual fund designed for investors who seek long-term growth of capital. The Fund seeks to achieve its investment objective by investing at least 80% of its net assets under normal circumstances in equity securities of U.S. companies, such as common and preferred stocks.

Morningstar Performance Comparison

Based on average annual returns for periods ended September 30, 2014

	One Year	Five Year	Ten Year
Number of funds in peer group	1,714	1,341	920
Peer group average annual total return	16.29%	14.30%	7.59%

Morningstar Category in peer group: Large Growth

Top Ten Largest Holdings as of September 30, 2014

(as a % of Fair Value) (b)(c)

Amgen Inc.	2.81%
Actavis PLC	2.68%
EMC Corp.	2.43%
Apple Inc.	2.26%
JPMorgan Chase & Co.	2.15%
QUALCOMM Inc.	2.09%
Exxon Mobil Corp.	2.00%
PepsiCo Inc.	1.94%
Pfizer Inc.	1.93%
Schlumberger Ltd.	1.90%

Sector Allocation as of September 30, 2014

Portfolio composition as a % of Fair Value of $835,806 (in thousands) as of September 30, 2014 (b)(c)

Change in Value of a $10,000 Investment (a)

Investment Class Shares

Average Annual Total Return

for the Periods Ended September 30, 2014

Investment Class Shares (Inception date: 11/25/97)

	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment (a)
U.S. Equity Fund	18.88%	13.91%	8.17%	$21,939
S&P 500 Index	19.73%	15.70%	8.11%	$21,804

Service Class Shares

Average Annual Total Return

for the Periods Ended September 30, 2014

Service Class Shares (Inception date: 1/3/01)

	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment (a)
U.S. Equity Fund	18.55%	13.79%	8.05%	$21,695
S&P 500 Index	19.73%	15.70%	8.11%	$21,804

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.

(b)	Fair Value basis is inclusive of short-term investment in State Street Institutional U.S. Government Money Market Fund Premier Class.

(c)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

See Notes to Performance beginning on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

U.S. Equity Fund

Schedule of Investments	September 30, 2014

U.S. Equity Fund

	Number of Shares	Fair Value

Common Stock — 97.6%†

Aerospace & Defense — 3.5%

General Dynamics Corp.	88,115	$11,198,535
Hexcel Corp.	39,040	1,549,888	(a)
Honeywell International Inc.	139,048	12,948,150
The Boeing Co.	31,602	4,025,463
		29,722,036

Agricultural Products — 1.3%

Archer-Daniels-Midland Co.	205,968	10,524,965

Air Freight & Logistics — 0.4%

United Parcel Service Inc., Class B	37,179	3,654,324

Airlines — 0.4%

Delta Air Lines Inc.	92,946	3,359,998

Application Software — 0.7%

Intuit Inc.	66,921	5,865,626

Asset Management & Custody Banks — 4.7%

Ameriprise Financial Inc.	98,523	12,155,768
Invesco Ltd.	340,184	13,430,464
State Street Corp.	188,136	13,848,691	(e)
		39,434,923

Auto Parts & Equipment — 0.2%

TRW Automotive Holdings Corp.	14,869	1,505,486	(a)

Automobile Manufacturers — 0.5%

Ford Motor Co.	282,555	4,178,988

Automotive Retail — 0.3%

AutoZone Inc.	4,831	2,462,167	(a)

Biotechnology — 4.9%

Alexion Pharmaceuticals Inc.	31,231	5,178,724	(a)
Amgen Inc.	167,302	23,499,239	(h)
Gilead Sciences Inc.	118,224	12,584,945	(a)
		41,262,908

Broadcasting — 1.0%

CBS Corp., Class B	59,494	3,182,929
Discovery Communications Inc., Class C	128,638	4,795,625	(a)
		7,978,554

Cable & Satellite — 2.8%

Comcast Corp., Class A	141,278	7,597,931

	Number of Shares	Fair Value

Comcast Corp., Special Class A	124,920	$6,683,220
Liberty Global PLC, Class C	217,123	8,905,300	(a)
		23,186,451

Casinos & Gaming — 0.5%

Las Vegas Sands Corp.	66,921	4,163,155

Commodity Chemicals — 1.6%

LyondellBasell Industries N.V., Class A	120,832	13,129,605

Communications Equipment — 3.9%

Cisco Systems Inc.	618,649	15,571,395
QUALCOMM Inc.	233,108	17,429,485
		33,000,880

Consumer Finance — 1.3%

American Express Co.	128,267	11,228,493

Data Processing & Outsourced Services — 1.1%

Visa Inc., Class A	41,641	8,884,940

Department Stores — 0.4%

Macy’s Inc.	55,025	3,201,354

Diversified Banks — 5.6%

Bank of America Corp.	263,926	4,499,938
Citigroup Inc.	286,286	14,835,341
JPMorgan Chase & Co.	298,933	18,007,724
Wells Fargo & Co.	189,609	9,835,019
		47,178,022

Drug Retail — 0.8%

CVS Health Corp.	85,511	6,805,820

Electric Utilities — 0.3%

NextEra Energy Inc.	29,743	2,792,273

Electrical Components & Equipment — 1.3%

Eaton Corp. PLC	169,537	10,743,560

Fertilizers & Agricultural Chemicals — 1.0%

Monsanto Co.	78,075	8,784,218

General Merchandise Stores — 1.4%

Dollar General Corp.	92,948	5,680,052	(a)
Target Corp.	92,948	5,825,981
		11,506,033

Healthcare Distributors — 0.5%

Cardinal Health Inc.	57,626	4,317,340

Healthcare Equipment — 3.6%

Abbott Laboratories	133,844	5,566,572
Boston Scientific Corp.	879,484	10,386,706	(a)

See Notes to Schedules of Investments and Notes to Financial Statements.

U.S. Equity Fund

Schedule of Investments	September 30, 2014

	Number of Shares	Fair Value

Covidien PLC	139,790	$12,093,233
Stryker Corp.	22,308	1,801,371
		29,847,882

Healthcare Services — 0.6%

Express Scripts Holding Co.	74,352	5,251,482	(a)

Healthcare Supplies — 0.5%

The Cooper Companies Inc.	28,256	4,400,872

Home Improvement Retail — 1.7%

Lowe’s Companies Inc.	265,823	14,067,353

Household Products — 0.2%

Energizer Holdings Inc.	14,871	1,832,256

Independent Power Producers & Energy Traders — 1.4%

AES Corp.	381,079	5,403,700
Calpine Corp.	159,868	3,469,136	(a)
NRG Energy Inc.	98,896	3,014,350
		11,887,186

Industrial Machinery — 0.5%

Dover Corp.	52,048	4,181,016

Integrated Oil & Gas — 6.4%

Cenovus Energy Inc.	211,918	5,696,356
Chevron Corp.	78,818	9,404,564
Exxon Mobil Corp.	177,343	16,679,109
Hess Corp.	107,074	10,099,219
Occidental Petroleum Corp.	118,599	11,403,294
		53,282,542

Integrated Telecommunication Services — 1.1%

Verizon Communications Inc.	178,457	8,921,065

Internet Retail — 0.7%

Amazon.com Inc.	18,590	5,994,160	(a)

Internet Software & Services — 4.1%

Baidu Inc. ADR	41,639	9,086,879	(a)
eBay Inc.	124,919	7,074,163	(a)
Facebook Inc., Class A	39,410	3,114,966	(a)
Google Inc., Class A	17,994	10,587,850	(a)
Google Inc., Class C	8,179	4,722,227	(a)
		34,586,085

Investment Banking & Brokerage — 0.6%

The Charles Schwab Corp.	171,023	5,026,366

Life & Health Insurance — 0.5%

MetLife Inc.	74,357	3,994,458

Life Sciences Tools & Services — 0.2%

PerkinElmer Inc.	44,614	1,945,170

	Number of Shares	Fair Value

Movies & Entertainment — 1.7%

The Walt Disney Co.	63,205	$5,627,141
Time Warner Inc.	113,756	8,555,589
		14,182,730

Multi-Line Insurance — 3.6%

American International Group Inc.	273,633	14,781,654
Genworth Financial Inc., Class A	111,537	1,461,135	(a)
The Hartford Financial Services Group Inc.	366,212	13,641,397
		29,884,186

Oil & Gas Equipment & Services — 3.7%

Cameron International Corp.	61,344	4,072,015	(a)
Halliburton Co.	158,008	10,193,096
Schlumberger Ltd.	156,147	15,878,588
Weatherford International PLC	37,179	773,323	(a)
		30,917,022

Oil & Gas Exploration & Production — 1.0%

Anadarko Petroleum Corp.	25,279	2,564,302
Marathon Oil Corp.	144,996	5,450,399
		8,014,701

Packaged Foods & Meats — 1.1%

Mondelez International Inc., Class A	271,422	9,300,275

Pharmaceuticals — 7.7%

Actavis PLC	92,949	22,426,735	(a)
GlaxoSmithKline PLC ADR	33,460	1,538,156
Johnson & Johnson	136,072	14,503,915
Merck & Company Inc.	169,536	10,050,094
Pfizer Inc.	546,525	16,160,744
		64,679,644

Publishing — 0.1%

Tribune Media Co., Class A	7,436	489,289	(a)

Railroads — 0.1%

CSX Corp.	37,177	1,191,895

Regional Banks — 1.1%

Regions Financial Corp.	899,717	9,033,159

Research & Consulting Services — 0.3%

Nielsen N.V.	52,050	2,307,377

Semiconductor Equipment — 0.3%

Applied Materials Inc.	130,124	2,811,980

Semiconductors — 0.1%

Analog Devices Inc.	20,447	1,011,922

See Notes to Schedules of Investments and Notes to Financial Statements.

U.S. Equity Fund

Schedule of Investments	September 30, 2014

	Number of Shares	Fair Value

Soft Drinks — 3.3%

Coca-Cola Enterprises Inc.	247,990	$11,000,836
PepsiCo Inc.	174,367	16,231,824
		27,232,660

Specialized Finance — 1.8%

CME Group Inc.	116,740	9,333,947
McGraw Hill Financial Inc.	70,640	5,965,548
		15,299,495

Specialized REITs — 1.6%

American Tower Corp.	143,139	13,402,105

Specialty Chemicals — 0.2%

PPG Industries Inc.	6,692	1,316,584

Specialty Stores — 0.6%

Dick’s Sporting Goods Inc.	115,253	5,057,302

Systems Software — 0.5%

Microsoft Corp.	39,037	1,809,755
Oracle Corp.	59,478	2,276,818
		4,086,573

Technology Hardware, Storage & Peripherals — 6.3%

Apple Inc.	187,376	18,878,132
EMC Corp.	695,238	20,342,664
Hewlett-Packard Co.	382,958	13,583,520
		52,804,316

Total Common Stock (Cost $628,751,227)		817,113,227

Exchange Traded Funds — 1.4%
Financial Select Sector SPDR Fund	110,027	2,549,326	(m)
Industrial Select Sector SPDR Fund	167,900	8,923,885	(m)

Total Exchange Traded Funds (Cost $8,409,209)		11,473,211

Total Investments in Securities (Cost $637,160,436)		828,586,438

	Fair Value

Short-Term Investments — 0.9%
State Street Institutional U.S. Government Money Market Fund - Premier Class 0.00% (Cost $7,219,575)	$7,219,575	(d,m)

Total Investments (Cost $644,380,011)	835,806,013

Other Assets and Liabilities, net — 0.1%	1,062,279

NET ASSETS — 100.0%	$836,868,292

Other Information:

The Fund had the following short futures contracts open at September 30, 2014:

Description	Expiration Date	Number of Contracts	Current Notional Value	Unre alized Appre ciation
S&P 500 Emini Index Futures	December 2014	65	$(6,387,875)	$39,862

See Notes to Schedules of Investments and Notes to Financial Statements.

S&P 500 Index Fund	(Unaudited)

SSgA Funds Management, Inc. (“SSgA FM”) is the sub-adviser to the S&P 500 Index Fund. SSgA FM is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended, and is a wholly owned subsidiary of State Street Corporation (“State Street”), a publicly held bank holding company. SSgA FM, State Street and other advisory affiliates of State Street make up State Street Global Advisors (“SSgA”), the investment management arm of State Street.

SSgA FM manages portfolios using a team of investment professionals. The team approach is used to create an environment that encourages the flow of investment ideas. The portfolio managers within the team work together in a cohesive manner to develop and enhance techniques that drive the investment process for the respective investment strategy. This approach requires portfolio managers to share a variety of responsibilities including investment strategy and analysis while retaining responsibility for the implementation of the strategy within any particular portfolio. The approach also enables the team to draw upon the resources of other groups within the firm. Each portfolio management team is overseen by the SSgA FM Investment Committee. Key professionals involved in the day-to-day portfolio management for the Fund include Karl A. Schneider, CAIA and John Tucker, CFA. See portfolio managers’ biographical information beginning on page 121.

Q.	How did the GE Institutional S&P 500 Index Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended September 30, 2014?

A.	For the twelve-month period ended September 30, 2014, the GE Institutional S&P 500 Index Fund returned 19.54% for the Investment Class shares and 19.28% for the Service Class shares. The Fund’s benchmark, the S&P 500® Index returned 19.73% and the Fund’s Morningstar peer group of 1,577 U.S. Large Blend funds returned an average of 16.62% over the same period.

Q.	What market conditions impacted the Fund’s performance?

A.	After a strong fourth quarter of 2013 markets started 2014 with mixed results. Positive earnings news from the U.S. provided some relief from the gloom, as did comments from Fed Chair, Janet Yellen, in testimony before the U.S. Senate. But despite stronger than expected economic data in the U.S. raising fears of imminent interest rate increases, investors had plenty of reasons to be worried which contributed to increased market volatility.

In the U.S., given the continuing accommodative monetary policy backdrop, the S&P 500 crossed 2,000 for the first time ever on August 25th. As investors cheered, their confidence was further buoyed in the next few days by the report of a robust, revised 4.2% 2Q GDP growth rate and a positive jump in consumer confidence. Indeed, August’s consumer confidence print was the strongest since October 2007. Equity markets stumbled in September as the S&P 500 was down 1.40%, but large caps had a positive quarter (+1.13%) while small caps continued to struggle. Net profit margins for large-cap stocks continue to be near all-time highs, but concern is rising about how a strengthening dollar might impact large multinational companies.

Q.	What were the primary drivers behind Fund performance?

A.	Sector performance within the S&P 500 was mixed. The top two performing sectors in the twelve month period were information technology (+28.6%) and health care (+28.4%) sectors. Utilities (+16.5%) and telecommunication services (+13%) lagged the broader index and were the weakest contributors to the index return.

S&P 500 Index Fund	(Unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, distribution and service fees (for Service Class shares), professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2014.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses paid during the period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

April 1, 2014 - September 30, 2014

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return
Investment Class	1,000.00	1,063.20	1.19
Service Class	1,000.00	1,061.90	2.48
Hypothetical 5% Return (2.5% for the period)
Investment Class	1,000.00	1,023.92	1.17
Service Class	1,000.00	1,022.66	2.43

*	Expenses are equal to the Fund’s annualized expense ratio of 0.23%** for Investment Class shares and 0.48%** for Service Class shares (for the period April 1, 2014 - September 30, 2014), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
**	May differ from expense ratio disclosed in the financial highlights, which is calculated based on the entire fiscal year’s data.

S&P 500 Index Fund	(Unaudited)

Investment Profile

A mutual fund designed for investors who seek growth of capital and accumulation of income that corresponds to the investment return of the S&P 500® Composite Stock Index (S&P 500® Index). The Fund seeks to replicate the return of the S&P 500® Index while holding transaction costs low and minimizing portfolio turnover.

Morningstar Performance Comparison

Based on average annual returns for periods ended September 30, 2014

	One Year	Five Year	Ten Year
Number of funds in peer group	1,577	1,216	816
Peer group average annual total return	16.62%	13.75%	7.24%

Morningstar Category in peer group: Large Blend

Top Ten Largest Holdings as of September 30, 2014

(as a % of Fair Value) (b)(c)

Apple Inc.	3.28%
Exxon Mobil Corp.	2.19%
Microsoft Corp.	2.08%
Johnson & Johnson	1.64%
General Electric Co.	1.40%
Berkshire Hathaway Inc., Class B	1.38%
Wells Fargo & Co.	1.35%
The Procter & Gamble Co.	1.23%
JPMorgan Chase & Co.	1.23%
Chevron Corp.	1.23%

Sector Allocation as of September 30, 2014

Portfolio composition as a % of Fair Value of $39,356 (in thousands) as of September 30, 2014 (b)(c)

Change in Value of a $10,000 Investment (a)

Investment Class Shares

Average Annual Total Return

for the Periods Ended September 30, 2014

Investment Class Shares (Inception date: 11/25/97)

	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment (a)
S&P 500 Index Fund	19.54%	15.53%	8.01%	$21,600
S&P 500 Index	19.73%	15.70%	8.11%	$21,804

Service Class Shares

Average Annual Total Return

for the Periods Ended September 30, 2014

Service Class Shares (Inception date: 9/30/05)

	One Year	Five Year	Since Inception	Ending Value of a $10,000 Investment (a)
S&P 500 Index Fund	19.28%	15.23%	7.28%	$18,832
S&P 500 Index	19.73%	15.70%	7.66%	$19,424

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.

(b)	Fair Value basis is inclusive of short-term investment in State Street Institutional U.S. Government Money Market Fund Premier Class.

(c)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

See Notes to Performance beginning on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

S&P 500 Index Fund

Schedule of Investments	September 30, 2014

S&P 500 Index Fund

	Number of Shares	Fair Value

Common Stock — 95.3%†

Advertising — 0.1%

Omnicom Group Inc.	518	$35,669
The Interpublic Group of Companies Inc.	978	17,917
		53,586

Aerospace & Defense — 2.5%

General Dynamics Corp.	697	88,582
Honeywell International Inc.	1,619	150,761
L-3 Communications Holdings Inc.	171	20,335
Lockheed Martin Corp.	584	106,744
Northrop Grumman Corp.	451	59,424
Precision Castparts Corp.	312	73,907
Raytheon Co.	694	70,524
Rockwell Collins Inc.	293	23,000
Textron Inc.	550	19,794
The Boeing Co.	1,470	187,249
United Technologies Corp.	1,844	194,726
		995,046

Agricultural & Farm Machinery — 0.2%

Deere & Co.	765	62,722

Agricultural Products — 0.2%

Archer-Daniels-Midland Co.	1,347	68,832

Air Freight & Logistics — 0.7%

CH Robinson Worldwide Inc.	340	22,549
Expeditors International of Washington Inc.	442	17,936
FedEx Corp.	605	97,677
United Parcel Service Inc., Class B	1,530	150,384
		288,546

Airlines — 0.3%

Delta Air Lines Inc.	1,800	65,070
Southwest Airlines Co.	1,443	48,730
		113,800

Aluminum — 0.1%

Alcoa Inc.	2,585	41,593

Apparel Retail — 0.5%

L Brands Inc.	502	33,624
Ross Stores Inc.	475	35,900
The Gap Inc.	538	22,429
The TJX Companies Inc.	1,475	87,276
Urban Outfitters Inc.	218	8,001	(a)
		187,230

	Number of Shares	Fair Value

Apparel, Accessories & Luxury Goods — 0.4%

Coach Inc.	543	$19,336
Fossil Group Inc.	40	3,756	(a)
Michael Kors Holdings Ltd.	400	28,556	(a)
PVH Corp.	166	20,111
Ralph Lauren Corp.	124	20,427
Under Armour Inc., Class A	369	25,498	(a)
VF Corp.	770	50,843
		168,527

Application Software — 0.6%

Adobe Systems Inc.	998	69,052	(a)
Autodesk Inc.	490	26,999	(a)
Citrix Systems Inc.	314	22,401	(a)
Intuit Inc.	628	55,044
Salesforce.com Inc.	1,218	70,071	(a)
		243,567

Asset Management & Custody Banks — 1.3%

Affiliated Managers Group Inc.	126	25,245	(a)
Ameriprise Financial Inc.	423	52,190
BlackRock Inc.	275	90,288
Franklin Resources Inc.	883	48,221
Invesco Ltd.	880	34,742
Legg Mason Inc.	199	10,181
Northern Trust Corp.	482	32,790
State Street Corp.	920	67,721	(e)
T Rowe Price Group Inc.	587	46,021
The Bank of New York Mellon Corp.	2,408	93,262
		500,661

Auto Parts & Equipment — 0.3%

BorgWarner Inc.	502	26,410
Delphi Automotive PLC	600	36,804
Johnson Controls Inc.	1,442	63,448
		126,662

Automobile Manufacturers — 0.5%

Ford Motor Co.	8,251	122,032
General Motors Co.	2,892	92,371
		214,403

Automotive Retail — 0.3%

AutoNation Inc.	103	5,182	(a)
AutoZone Inc.	76	38,734	(a)
CarMax Inc.	482	22,389	(a)
O’Reilly Automotive Inc.	218	32,778	(a)
		99,083

Biotechnology — 2.8%

Alexion Pharmaceuticals Inc.	430	71,303	(a)
Amgen Inc.	1,654	232,321
Biogen Idec Inc.	519	171,690	(a)
Celgene Corp.	1,750	165,865	(a)
Gilead Sciences Inc.	3,250	345,963	(a)
Regeneron Pharmaceuticals Inc.	172	62,009	(a)

See Notes to Schedules of Investments and Notes to Financial Statements.

S&P 500 Index Fund

Schedule of Investments	September 30, 2014

	Number of Shares	Fair Value

Vertex Pharmaceuticals Inc.	500	$56,155	(a)
		1,105,306

Brewers — 0.1%

Molson Coors Brewing Co., Class B	362	26,947

Broadcasting — 0.3%

CBS Corp., Class B	1,041	55,694
Discovery Communications Inc., Class A	240	9,072	(a)
Discovery Communications Inc., Class C	640	23,859	(a)
Scripps Networks Interactive Inc., Class A	232	18,117
		106,742

Building Products — 0.1%

Allegion PLC	177	8,432
Masco Corp.	714	17,079
		25,511

Cable & Satellite — 1.2%

Cablevision Systems Corp., Class A	388	6,794
Comcast Corp., Class A	5,572	299,662
DIRECTV	1,024	88,597	(a)
Time Warner Cable Inc.	605	86,811
		481,864

Casinos & Gaming — 0.1%

Wynn Resorts Ltd.	163	30,494

Coal & Consumable Fuels — 0.0%*

CONSOL Energy Inc.	460	17,416

Commodity Chemicals — 0.3%

LyondellBasell Industries N.V., Class A	940	102,140

Communications Equipment — 1.6%

Cisco Systems Inc.	10,880	273,850
F5 Networks Inc.	167	19,830	(a)
Harris Corp.	225	14,940
Juniper Networks Inc.	961	21,286
Motorola Solutions Inc.	502	31,766
QUALCOMM Inc.	3,584	267,976
		629,648

Computer & Electronics Retail — 0.1%

Best Buy Company Inc.	550	18,475
GameStop Corp., Class A	261	10,753
		29,228

Construction & Engineering — 0.1%

Fluor Corp.	314	20,972
Jacobs Engineering Group Inc.	283	13,816	(a)
Quanta Services Inc.	452	16,403	(a)
		51,191

	Number of Shares	Fair Value

Construction Machinery & Heavy Trucks — 0.6%

Caterpillar Inc.	1,374	$136,067
Cummins Inc.	381	50,285
Joy Global Inc.	151	8,236
PACCAR Inc.	789	44,874
		239,462

Construction Materials — 0.1%

Martin Marietta Materials Inc.	141	18,181
Vulcan Materials Co.	302	18,189
		36,370

Consumer Electronics — 0.1%

Garmin Ltd.	300	15,597
Harman International Industries Inc.	178	17,451
		33,048

Consumer Finance — 0.9%

American Express Co.	1,892	165,626
Capital One Financial Corp.	1,234	100,719
Discover Financial Services, Class A	974	62,716
Navient Corp.	846	14,982
		344,043

Data Processing & Outsourced Services — 1.7%

Alliance Data Systems Corp.	118	29,296	(a)
Automatic Data Processing Inc.	1,041	86,486
Computer Sciences Corp.	282	17,244
Fidelity National Information Services Inc.	584	32,879
Fiserv Inc.	546	35,291	(a)
Mastercard Inc., Class A	2,099	155,158
Paychex Inc.	719	31,780
The Western Union Co.	1,241	19,906
Total System Services Inc.	413	12,787
Visa Inc., Class A	1,101	234,920
Xerox Corp.	2,465	32,612
		688,359

Department Stores — 0.2%

Kohl’s Corp.	415	25,328
Macy’s Inc.	790	45,962
Nordstrom Inc.	328	22,425
		93,715

Distillers & Vintners — 0.2%

Brown-Forman Corp., Class B	339	30,585
Constellation Brands Inc., Class A	357	31,116	(a)
		61,701

Distributors — 0.1%

Genuine Parts Co.	362	31,751

Diversified Banks — 4.9%

Bank of America Corp.	22,562	384,682

See Notes to Schedules of Investments and Notes to Financial Statements.

S&P 500 Index Fund

Schedule of Investments	September 30, 2014

	Number of Shares	Fair Value

Citigroup Inc.	6,527	$338,229
Comerica Inc.	413	20,592
JPMorgan Chase & Co.	8,017	482,944
U.S. Bancorp	3,893	162,844
Wells Fargo & Co.	10,219	530,060
		1,919,351

Diversified Chemicals — 0.8%

Eastman Chemical Co.	339	27,422
EI du Pont de Nemours & Co.	1,986	142,515
FMC Corp.	316	18,072
The Dow Chemical Co.	2,420	126,905
		314,914

Diversified Metals & Mining — 0.2%

Freeport-McMoRan Inc.	2,288	74,703

Diversified REITs — 0.1%

Vornado Realty Trust	387	38,685

Diversified Support Services — 0.0%*

Cintas Corp.	188	13,271

Drug Retail — 0.8%

CVS Health Corp.	2,441	194,279
Walgreen Co.	1,875	111,131
		305,410

Electric Utilities — 1.6%

American Electric Power Company Inc.	1,064	55,551
Duke Energy Corp.	1,524	113,949
Edison International	705	39,424
Entergy Corp.	390	30,159
Exelon Corp.	1,861	63,442
FirstEnergy Corp.	929	31,187
NextEra Energy Inc.	939	88,153
Northeast Utilities	698	30,921
Pepco Holdings Inc.	476	12,738
Pinnacle West Capital Corp.	255	13,933
PPL Corp.	1,381	45,352
The Southern Co.	1,923	83,939
Xcel Energy Inc.	1,101	33,470
		642,218

Electrical Components & Equipment — 0.6%

AMETEK Inc.	500	25,105
Eaton Corp. PLC	1,012	64,130
Emerson Electric Co.	1,519	95,059
Rockwell Automation Inc.	326	35,821
		220,115

Electronic Components — 0.2%

Amphenol Corp., Class A	361	36,049
Corning Inc.	2,722	52,644
		88,693

	Number of Shares	Fair Value

Electronic Equipment & Instruments — 0.0%*

FLIR Systems Inc.	308	$9,653

Electronic Manufacturing Services — 0.2%

Jabil Circuit Inc.	502	10,125
TE Connectivity Ltd.	897	49,595
		59,720

Environmental & Facilities Services — 0.2%

Republic Services Inc.	511	19,939
Stericycle Inc.	192	22,380	(a)
Waste Management Inc.	921	43,775
		86,094

Fertilizers & Agricultural Chemicals — 0.5%

CF Industries Holdings Inc.	116	32,389
Monsanto Co.	1,131	127,249
The Mosaic Co.	670	29,755
		189,393

Food Distributors — 0.1%

Sysco Corp.	1,280	48,576

Food Retail — 0.3%

Safeway Inc.	443	15,195
The Kroger Co.	1,048	54,496
Whole Foods Market Inc.	750	28,582
		98,273

Footwear — 0.3%

NIKE Inc., Class B	1,504	134,157

Gas Utilities — 0.0%*

AGL Resources Inc.	300	15,402

General Merchandise Stores — 0.4%

Dollar General Corp.	600	36,666	(a)
Dollar Tree Inc.	472	26,465	(a)
Family Dollar Stores Inc.	212	16,375
Target Corp.	1,357	85,057
		164,563

Gold — 0.1%

Newmont Mining Corp.	1,110	25,585

Health Care REITs — 0.3%

HCP Inc.	961	38,161
Health Care REIT Inc.	681	42,474
Ventas Inc.	616	38,161
		118,796

Healthcare Distributors — 0.5%

AmerisourceBergen Corp.	399	30,843
Cardinal Health Inc.	711	53,268

See Notes to Schedules of Investments and Notes to Financial Statements.

S&P 500 Index Fund

Schedule of Investments	September 30, 2014

	Number of Shares	Fair Value

McKesson Corp.	498	$96,946
Patterson Companies Inc.	145	6,007
		187,064

Healthcare Equipment — 1.9%

Abbott Laboratories	3,225	134,128
Baxter International Inc.	1,195	85,765
Becton Dickinson and Co.	422	48,028
Boston Scientific Corp.	2,915	34,426	(a)
CareFusion Corp.	470	21,268	(a)
Covidien PLC	979	84,693
CR Bard Inc.	161	22,976
Edwards Lifesciences Corp.	218	22,269	(a)
Intuitive Surgical Inc.	85	39,255	(a)
Medtronic Inc.	2,045	126,688
St Jude Medical Inc.	640	38,483
Stryker Corp.	636	51,357
Varian Medical Systems Inc.	199	15,944	(a)
Zimmer Holdings Inc.	390	39,214
		764,494

Healthcare Facilities — 0.1%

Tenet Healthcare Corp.	212	12,591	(a)
Universal Health Services Inc., Class B	200	20,900
		33,491

Healthcare Services — 0.5%

DaVita Healthcare Partners Inc.	388	28,378	(a)
Express Scripts Holding Co.	1,540	108,770	(a)
Laboratory Corporation of America Holdings	196	19,943	(a)
Quest Diagnostics Inc.	327	19,843
		176,934

Healthcare Supplies — 0.0%*

DENTSPLY International Inc.	259	11,810

Healthcare Technology — 0.1%

Cerner Corp.	624	37,172	(a)

Home Building — 0.1%

DR Horton Inc.	717	14,713
Lennar Corp., Class A	413	16,037
PulteGroup Inc.	660	11,655
		42,405

Home Entertainment Software — 0.1%

Electronic Arts Inc.	693	24,678	(a)

Home Furnishing Retail — 0.1%

Bed Bath & Beyond Inc.	467	30,743	(a)

Home Furnishings — 0.1%

Leggett & Platt Inc.	265	9,254
Mohawk Industries Inc.	150	20,223	(a)
		29,477

	Number of Shares	Fair Value

Home Improvement Retail — 1.0%

Lowe’s Companies Inc.	2,147	$113,619
The Home Depot Inc.	2,888	264,945
		378,564

Hotel & Resort REITs — 0.1%

Host Hotels & Resorts Inc.	1,688	36,005

Hotels, Resorts & Cruise Lines — 0.3%

Carnival Corp.	986	39,608
Marriott International Inc., Class A	450	31,455
Starwood Hotels & Resorts Worldwide Inc.	418	34,782
Wyndham Worldwide Corp.	216	17,552
		123,397

Household Appliances — 0.1%

Whirlpool Corp.	155	22,576

Household Products — 1.8%

Colgate-Palmolive Co.	1,782	116,222
Kimberly-Clark Corp.	818	87,992
The Clorox Co.	277	26,603
The Procter & Gamble Co.	5,796	485,357
		716,174

Housewares & Specialties — 0.0%*

Newell Rubbermaid Inc.	543	18,685

Human Resource & Employment Services — 0.0%*

Robert Half International Inc.	275	13,475

Hypermarkets & Super Centers — 1.0%

Costco Wholesale Corp.	949	118,929
Wal-Mart Stores Inc.	3,419	261,451
		380,380

Independent Power Producers & Energy Traders — 0.1%

AES Corp.	1,488	21,100
NRG Energy Inc.	727	22,159
		43,259

Industrial Conglomerates — 2.2%

3M Co.	1,353	191,693
Danaher Corp.	1,323	100,521
General Electric Co.	21,502	550,881	(k)
Roper Industries Inc.	223	32,623
		875,718

Industrial Gases — 0.4%

Air Products & Chemicals Inc.	370	48,167
Airgas Inc.	139	15,380
Praxair Inc.	635	81,915
		145,462

See Notes to Schedules of Investments and Notes to Financial Statements.

S&P 500 Index Fund

Schedule of Investments	September 30, 2014

	Number of Shares	Fair Value

Industrial Machinery — 0.7%

Dover Corp.	340	$27,312
Flowserve Corp.	229	16,149
Illinois Tool Works Inc.	767	64,750
Ingersoll-Rand PLC	531	29,927
Pall Corp.	258	21,595
Parker-Hannifin Corp.	303	34,588
Pentair PLC	388	25,410
Snap-on Inc.	149	18,041
Stanley Black & Decker Inc.	362	32,142
Xylem Inc.	370	13,131
		283,045

Industrial REITs — 0.1%

Prologis Inc.	1,094	41,244

Insurance Brokers — 0.3%

Aon PLC	656	57,511
Marsh & McLennan Companies Inc.	1,149	60,139
		117,650

Integrated Oil & Gas — 4.0%

Chevron Corp.	4,047	482,888
Exxon Mobil Corp.	9,144	859,993
Hess Corp.	596	56,215
Occidental Petroleum Corp.	1,710	164,416
		1,563,512

Integrated Telecommunication Services — 2.3%

AT&T Inc.	11,114	391,657
CenturyLink Inc.	1,277	52,217
Frontier Communications Corp.	1,941	12,636
Verizon Communications Inc.	8,897	444,761
Windstream Holdings Inc.	1,095	11,804
		913,075

Internet Retail — 1.2%

Amazon.com Inc.	814	262,466	(a)
Expedia Inc.	154	13,493
Netflix Inc.	131	59,105	(a)
The Priceline Group Inc.	115	133,237	(a)
TripAdvisor Inc.	254	23,221	(a)
		491,522

Internet Software & Services — 3.3%

Akamai Technologies Inc.	368	22,006	(a)
eBay Inc.	2,394	135,572	(a)
Facebook Inc., Class A	4,153	328,253	(a)
Google Inc., Class A	618	363,637	(a)
Google Inc., Class C	618	356,809	(a)
VeriSign Inc.	230	12,678	(a)
Yahoo! Inc.	1,967	80,155	(a)
		1,299,110

Investment Banking & Brokerage — 0.9%

E*TRADE Financial Corp.	511	11,543	(a)

	Number of Shares	Fair Value

Morgan Stanley	3,321	$114,807
The Charles Schwab Corp.	2,386	70,125
The Goldman Sachs Group Inc.	901	165,397
		361,872

IT Consulting & Other Services — 1.4%

Accenture PLC, Class A	1,368	111,246
Cognizant Technology Solutions Corp., Class A	1,321	59,141	(a)
International Business Machines Corp.	2,028	384,975
Teradata Corp.	366	15,343	(a)
		570,705

Leisure Products — 0.1%

Hasbro Inc.	232	12,759
Mattel Inc.	756	23,171
		35,930

Life & Health Insurance — 0.9%

Aflac Inc.	912	53,124
Lincoln National Corp.	595	31,880
MetLife Inc.	2,408	129,358
Principal Financial Group Inc.	611	32,059
Prudential Financial Inc.	1,003	88,204
Torchmark Corp.	304	15,921
Unum Group	593	20,387
		370,933

Life Sciences Tools & Services — 0.4%

Agilent Technologies Inc.	685	39,031
PerkinElmer Inc.	288	12,557
Thermo Fisher Scientific Inc.	879	106,974
Waters Corp.	173	17,148	(a)
		175,710

Managed Healthcare — 1.0%

Aetna Inc.	758	61,398
Cigna Corp.	599	54,323
Humana Inc.	357	46,514
UnitedHealth Group Inc.	2,028	174,915
WellPoint Inc.	589	70,456
		407,606

Metal & Glass Containers — 0.1%

Ball Corp.	329	20,816
Owens-Illinois Inc.	419	10,915	(a)
		31,731

Motorcycle Manufacturers — 0.1%

Harley-Davidson Inc.	406	23,629

Movies & Entertainment — 1.6%

The Walt Disney Co.	3,395	302,257
Time Warner Inc.	1,831	137,709
Twenty-First Century Fox Inc., Class A	4,057	139,114

See Notes to Schedules of Investments and Notes to Financial Statements.

S&P 500 Index Fund

Schedule of Investments	September 30, 2014

	Number of Shares	Fair Value

Viacom Inc., Class B	774	$59,552
		638,632

Multi-Line Insurance — 0.6%

American International Group Inc.	3,030	163,681
Assurant Inc.	146	9,388
Genworth Financial Inc., Class A	912	11,947	(a)
Loews Corp.	671	27,954
The Hartford Financial Services Group Inc.	985	36,691
		249,661

Multi-Sector Holdings — 1.4%

Berkshire Hathaway Inc., Class B	3,923	541,923	(a)
Leucadia National Corp.	659	15,711
		557,634

Multi-Utilities — 1.1%

Ameren Corp.	509	19,510
CenterPoint Energy Inc.	980	23,980
CMS Energy Corp.	544	16,135
Consolidated Edison Inc.	618	35,016
Dominion Resources Inc.	1,219	84,221
DTE Energy Co.	401	30,508
Integrys Energy Group Inc.	199	12,899
NiSource Inc.	716	29,342
PG&E Corp.	1,036	46,661
Public Service Enterprise Group Inc.	1,107	41,225
SCANA Corp.	277	13,742
Sempra Energy	497	52,374
TECO Energy Inc.	549	9,542
Wisconsin Energy Corp.	497	21,371
		436,526

Office REITs — 0.1%

Boston Properties Inc.	318	36,812

Office Services & Supplies — 0.0% *

Pitney Bowes Inc.	520	12,995

Oil & Gas Drilling — 0.2%

Diamond Offshore Drilling Inc.	177	6,066
Ensco PLC, Class A	467	19,292
Helmerich & Payne Inc.	218	21,335
Nabors Industries Ltd.	534	12,154
Noble Corp. PLC	596	13,243
Transocean Ltd.	700	22,379
		94,469

Oil & Gas Equipment & Services — 1.5%

Baker Hughes Inc.	925	60,180
Cameron International Corp.	389	25,822	(a)
FMC Technologies Inc.	498	27,046	(a)
Halliburton Co.	1,821	117,473
National Oilwell Varco Inc.	908	69,099
Schlumberger Ltd.	2,755	280,156
		579,776

	Number of Shares	Fair Value

Oil & Gas Exploration & Production — 2.4%

Anadarko Petroleum Corp.	1,111	$112,700
Apache Corp.	764	71,717
Cabot Oil & Gas Corp.	868	28,375
Chesapeake Energy Corp.	1,121	25,772
Cimarex Energy Co.	200	25,306
ConocoPhillips	2,583	197,651
Denbury Resources Inc.	714	10,731
Devon Energy Corp.	833	56,794
EOG Resources Inc.	1,172	116,051
EQT Corp.	349	31,947
Marathon Oil Corp.	1,423	53,491
Murphy Oil Corp.	395	22,479
Newfield Exploration Co.	338	12,530	(a)
Noble Energy Inc.	780	53,321
Pioneer Natural Resources Co.	311	61,258
QEP Resources Inc.	351	10,804
Range Resources Corp.	348	23,598
Southwestern Energy Co.	798	27,890	(a)
		942,415

Oil & Gas Refining & Marketing — 0.5%

Marathon Petroleum Corp.	557	47,161
Phillips 66	1,152	93,669
Tesoro Corp.	267	16,282
Valero Energy Corp.	1,158	53,581
		210,693

Oil & Gas Storage & Transportation — 0.5%

Kinder Morgan Inc.	1,383	53,024
ONEOK Inc.	461	30,218
Spectra Energy Corp.	1,410	55,357
The Williams Companies Inc.	1,386	76,715
		215,314

Packaged Foods & Meats — 1.4%

Campbell Soup Co.	366	15,639
ConAgra Foods Inc.	933	30,826
General Mills Inc.	1,336	67,401
Hormel Foods Corp.	254	13,053
Kellogg Co.	565	34,804
Keurig Green Mountain Inc.	300	39,039
Kraft Foods Group Inc.	1,292	72,869
McCormick & Company Inc.	285	19,066
Mead Johnson Nutrition Co.	457	43,973
Mondelez International Inc., Class A	3,595	123,183
The Hershey Co.	299	28,534
The JM Smucker Co.	242	23,956
Tyson Foods Inc., Class A	669	26,338
		538,681

Paper Packaging — 0.1%

Avery Dennison Corp.	170	7,591
Bemis Company Inc.	269	10,227
MeadWestvaco Corp.	317	12,978
Sealed Air Corp.	398	13,882
		44,678

See Notes to Schedules of Investments and Notes to Financial Statements.

S&P 500 Index Fund

Schedule of Investments	September 30, 2014

	Number of Shares	Fair Value

Paper Products — 0.1%

International Paper Co.	926	$44,207

Personal Products — 0.1%

Avon Products Inc.	860	10,836
The Estee Lauder Companies Inc., Class A	459	34,296
		45,132

Pharmaceuticals — 5.9%

AbbVie Inc.	3,378	195,113
Actavis PLC	580	139,943	(a)
Allergan Inc.	638	113,685
Bristol-Myers Squibb Co.	3,525	180,410
Eli Lilly & Co.	2,060	133,591
Hospira Inc.	337	17,534	(a)
Johnson & Johnson	6,061	646,042
Mallinckrodt PLC	261	23,529	(a)
Merck & Company Inc.	6,172	365,876
Mylan Inc.	821	37,347	(a)
Perrigo Co. PLC	294	44,156
Pfizer Inc.	13,605	402,300
Zoetis Inc.	1,101	40,682
		2,340,208

Property & Casualty Insurance — 0.8%

ACE Ltd.	716	75,087
Cincinnati Financial Corp.	316	14,868
The Allstate Corp.	869	53,330
The Chubb Corp.	545	49,639
The Progressive Corp.	1,213	30,665
The Travelers Companies Inc.	681	63,973
XL Group PLC	523	17,348
		304,910

Publishing — 0.1%

Gannett Company Inc.	528	15,666
News Corp., Class A	1,145	18,720	(a)
		34,386

Railroads — 1.0%

CSX Corp.	2,205	70,692
Kansas City Southern	221	26,785
Norfolk Southern Corp.	673	75,107
Union Pacific Corp.	1,885	204,372
		376,956

Real Estate Services — 0.0%*

CBRE Group Inc., Class A	551	16,387	(a)

Regional Banks — 0.9%

BB&T Corp.	1,548	57,601
Fifth Third Bancorp	1,705	34,134
Huntington Bancshares Inc.	1,921	18,691
KeyCorp	1,727	23,021
M&T Bank Corp.	295	36,371

	Number of Shares	Fair Value

Regions Financial Corp.	3,160	$31,726
SunTrust Banks Inc.	1,171	44,533
The PNC Financial Services Group Inc.	1,149	98,332
Zions Bancorporation	469	13,629
		358,038

Research & Consulting Services — 0.1%

Equifax Inc.	197	14,724
Nielsen N.V.	658	29,169
The Dun & Bradstreet Corp.	87	10,220
		54,113

Residential REITs — 0.3%

Apartment Investment & Management Co., Class A	323	10,278
AvalonBay Communities Inc.	257	36,229
Equity Residential	793	48,833
Essex Property Trust Inc.	138	24,668
		120,008

Restaurants — 1.1%

Chipotle Mexican Grill Inc.	69	45,995	(a)
Darden Restaurants Inc.	248	12,762
McDonald’s Corp.	2,061	195,403
Starbucks Corp.	1,622	122,396
Yum! Brands Inc.	950	68,381
		444,937

Retail REITs — 0.5%

General Growth Properties Inc.	1,400	32,970
Kimco Realty Corp.	924	20,245
Simon Property Group Inc.	675	110,983
The Macerich Co.	300	19,149
		183,347

Security & Alarm Services — 0.1%

The ADT Corp.	390	13,830
Tyco International Ltd.	983	43,812
		57,642

Semiconductor Equipment — 0.3%

Applied Materials Inc.	2,700	58,347
KLA-Tencor Corp.	385	30,330
Lam Research Corp.	366	27,340
		116,017

Semiconductors — 2.0%

Altera Corp.	641	22,935
Analog Devices Inc.	672	33,257
Avago Technologies Ltd.	563	48,981
Broadcom Corp., Class A	1,138	45,998
First Solar Inc.	139	9,148	(a)
Intel Corp.	10,554	367,490
Linear Technology Corp.	492	21,840
Microchip Technology Inc.	460	21,726
Micron Technology Inc.	2,362	80,922	(a)
NVIDIA Corp.	1,076	19,852

See Notes to Schedules of Investments and Notes to Financial Statements.

S&P 500 Index Fund

Schedule of Investments	September 30, 2014

	Number of Shares	Fair Value

Texas Instruments Inc.	2,330	$111,118
Xilinx Inc.	557	23,589
		806,856

Soft Drinks — 1.9%

Coca-Cola Enterprises Inc.	530	23,511
Dr Pepper Snapple Group Inc.	441	28,361
Monster Beverage Corp.	300	27,501	(a)
PepsiCo Inc.	3,208	298,633
The Coca-Cola Co.	8,445	360,263
		738,269

Specialized Consumer Services — 0.1%

H&R Block Inc.	623	19,319

Specialized Finance — 0.5%

CME Group Inc.	659	52,690
Intercontinental Exchange Inc.	241	47,007
McGraw Hill Financial Inc.	599	50,586
Moody’s Corp.	406	38,367
The NASDAQ OMX Group Inc.	291	12,344
		200,994

Specialized REITs — 0.7%

American Tower Corp.	857	80,241
Crown Castle International Corp.	711	57,257
Iron Mountain Inc.	375	12,244
Plum Creek Timber Company Inc.	415	16,189
Public Storage	315	52,240
Weyerhaeuser Co.	1,175	37,435
		255,606

Specialty Chemicals — 0.6%

Ecolab Inc.	598	68,668
International Flavors & Fragrances Inc.	172	16,491
PPG Industries Inc.	302	59,416
Sigma-Aldrich Corp.	250	34,003
The Sherwin-Williams Co.	175	38,323
		216,901
Specialty Stores — 0.2%

PetSmart Inc.	200	14,018
Staples Inc.	1,228	14,859
Tiffany & Co.	264	25,426
Tractor Supply Co.	300	18,453
		72,756
Steel — 0.1%

Allegheny Technologies Inc.	271	10,054
Nucor Corp.	702	38,105
		48,159
Systems Software — 3.0%

CA Inc.	726	20,284
Microsoft Corp.	17,666	818,996
Oracle Corp.	6,928	265,204
Red Hat Inc.	431	24,200	(a)
Symantec Corp.	1,527	35,900
		1,164,584
Technology Hardware, Storage & Peripherals — 4.4%

Apple Inc.	12,826	1,292,220
EMC Corp.	4,271	124,969
Hewlett-Packard Co.	3,984	141,313
NetApp Inc.	639	27,451

	Number of Shares	Fair Value

SanDisk Corp.	466	$45,645
Seagate Technology PLC	700	40,089
Western Digital Corp.	464	45,156
		1,716,843

Thrifts & Mortgage Finance — 0.0%*

Hudson City Bancorp Inc.	945	9,185
People’s United Financial Inc.	561	8,118
		17,303

Tires & Rubber — 0.0%*

The Goodyear Tire & Rubber Co.	623	14,070

Tobacco — 1.4%

Altria Group Inc.	4,260	195,704
Lorillard Inc.	795	47,629
Philip Morris International Inc.	3,371	281,141
Reynolds American Inc.	654	38,586
		563,060

Trading Companies & Distributors — 0.2%

Fastenal Co.	621	27,883
United Rentals Inc.	200	22,220	(a)
WW Grainger Inc.	123	30,953
		81,056

Trucking — 0.0%*

Ryder System Inc.	131	11,786

Total Common Stock (Cost $26,331,991)		37,628,139

Short-Term Investments — 4.4%
State Street Institutional U.S. Government Money Market Fund - Premier Class 0.00% (Cost $1,727,507)		1,727,507	(d,n)

Total Investments (Cost $28,059,498)		39,355,646

Other Assets and Liabilities, net — 0.3%		120,117

NET ASSETS — 100.0%		$39,475,763

Other Information:

The Fund had the following long futures contracts open at September 30, 2014:

Description	Expiration date	Number of Contracts	Current Notional Value	Unre alized Depre ciation
S&P 500 Emini Index Futures	December 2014	18	$1,768,950	$(10,258)

See Notes to Schedules of Investments and Notes to Financial Statements.

U.S. Large-Cap Core Equity Fund

Stephen V. Gelhaus

Senior Vice President

Paul C. Reinhardt

Senior Vice President

The U.S. Large-Cap Core Equity Fund is co-managed by Paul C. Reinhardt and Stephen V. Gelhaus. Messrs. Reinhardt and Gelhaus both manage the Fund as a collaborative team. Both portfolio managers have the authority to increase or decrease existing positions in the Fund; however, Mr. Reinhardt, as lead manager, is vested with the authority to purchase securities that are new to the Fund or to divest the Fund of its entire position in a security. Mr. Reinhardt also has veto authority over Mr. Gelhaus’ trade decisions. See portfolio managers’ biographical information beginning on page 121.

Q.	How did the GE Institutional U.S. Large-Cap Core Equity Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended September 30, 2014?

A.	For the twelve-month period ended September 30, 2014, the GE Institutional U.S. Large-Cap Core Equity Fund returned 18.60% for the Investment Class shares and 18.32% for the Service Class shares. The Fund’s benchmark, the S&P 500 Index returned 19.73% and the Fund’s Morningstar peer group of 1,577 US Large Blend funds returned an average of 16.62% over the same period.

Q.	What market conditions impacted the Fund’s performance?

A.	Investor confidence in the U.S. economy drove equities higher in the last twelve months. Each sector within the S&P 500 achieved double-digit advances as employment, housing and manufacturing sectors improved. S&P 500 stocks ended the year up almost 20% and just 2% shy of all-time highs. Stocks scaled a wall of geopolitical worry, including Mid-east tensions and Russia’s assertive actions in Crimea and the Ukraine. Meanwhile, Chinese growth concerns added a cautious note to global equity investing; and in this environment the U.S. was the best performing major equity market on the global stage.
Large cap stocks significantly outperformed smaller-cap indices, and within large caps, there was no clear style leadership. Energy prices were whipsawed during the year, and oil prices weakened to the lowest levels of the year at September 30, 2014. The energy sector lagged as commodity prices dropped, while the consumer discretionary sector — one of the prior year’s leading sectors — also underperformed. Health care and information technology were among the top-performing sectors in the S&P 500. However, as 10-year treasury yields declined to 2.49% by year-end — in response to slowing global growth and declining European bond yields — selected higher yielding areas of the market outperformed, including pharmaceuticals companies while performance was mixed among financials.

Q.	What were the primary drivers behind Fund performance?

A.	Commodity weakness actually benefitted one of the Fund’s specialty chemicals holdings as falling chemical feedstock prices bolstered its profit outlook. This top-contributing materials stock boasted structurally-advantaged North American ethylene margins and a strong free cash flow position throughout the year. The Fund had positive contributions from several stock selections within the consumer staples sector: 1) an integrated retail pharmacy/health care provider that rallied over 42% due to its stability and premium earnings growth; 2) a food company enjoyed strong underlying fundamentals in its agricultural business and an outlook for bumper crops; and 3) a consumer packaged goods company soared as it announced the split of its household and personal care businesses — a catalyst to unlock value. The Fund’s auto-related consumer discretionary selections also bolstered performance, including specialty retailers and components suppliers.

(Unaudited)

The primary detractors from performance were in the technology, health care and industrials sectors. Within technology, underweighting a leading innovator in the smart-phone market weighed on returns as that stock rallied. A storage/cloud company also underperformed alongside relative weakness in one of the Fund’s two semi-conductor holdings. Within health care, we missed run-ups in some of the higher-multiple biotechnology stocks which have enjoyed great runs, but do not fit the Fund’s relative-value investment discipline. The main detractor in the industrials sector was an electrical equipment manufacturer, and amid ongoing execution issues we reduced our weighting in the holding.

Q.	Were there any significant changes in the Fund during the period?

A.	The Fund consistently applied its relative value discipline on a stock-by-stock basis, investing in companies with attractive valuations, high free-cash flow generation, strong management teams, and improving profit outlooks. The Fund stood at 74 holdings at September 30th, as the Fund managers continued to strengthen focus on the stocks they believed had the best long-term performance prospects. As such, the number of large overweights (i.e., a position size 1.5% or greater relative to the weight of the stock in the S&P 500) increased during the year. We believe this emphasis on “high conviction” stocks creates the potential for increased excess returns due to stock selection.

In terms of positioning, the Fund increased its overweight exposure to financials as it found several attractively valued stocks in the sector. As the business cycle ages, the Fund added to more defensive areas of the market, going from underweight to overweight in the utilities, consumer staples and telecommunications sectors. The Fund took profits in many consumer discretionary holdings and went from an overweight to an underweight positioning in the sector. The Fund also increased its underweight in information technology, trimming and eliminating positions where the fundamental view had deteriorated.

U.S. Large-Cap Core Equity Fund	(Unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, distribution and service fees (for Service Class shares), professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2014.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses paid during the period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

April 1, 2014 - September 30, 2014

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return
Investment Class	1,000.00	1,051.90	2.21
Service Class	1,000.00	1,051.30	3.50
Hypothetical 5% Return (2.5% for the period)
Investment Class	1,000.00	1,022.91	2.18
Service Class	1,000.00	1,021.66	3.45

*	Expenses are equal to the Fund’s annualized expense ratio of 0.43% for Investment Class shares and 0.68% for Service Class shares (for the period April 1, 2014 - September 30, 2014), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

U.S. Large-Cap Core Equity Fund	(Unaudited)

Investment Profile

A mutual fund designed for investors who seek long-term growth of capital and future income. The Fund seeks to achieve its investment objectives by investing at least 80% of its net assets under normal circumstances in equity securities of large-capitalization U.S. companies, such as common and preferred stocks. The Fund invests in U.S. large-cap companies (meaning companies with a market capitalization of $8 billion or more) that the portfolio managers believe are undervalued by the market but have solid growth prospects.

Morningstar Performance Comparison

Based on average annual returns for periods ended September 30, 2014

	One Year	Five Year	Ten Year
Number of funds in peer group	1,577	1,216	816
Peer group average annual total return	16.62%	13.75%	7.24%

Morningstar Category in peer group: Large Blend

Top Ten Largest Holdings as of September 30, 2014

(as a % of Fair Value) (b)(c)

Verizon Communications Inc.	2.56%
Apple Inc.	2.56%
Pfizer Inc.	2.53%
Johnson & Johnson	2.50%
Citigroup Inc.	2.49%
Exxon Mobil Corp.	2.48%
PepsiCo Inc.	2.24%
Cisco Systems Inc.	2.23%
QUALCOMM Inc.	2.13%
Amgen Inc.	2.10%

Sector Allocation as of September 30, 2014

Portfolio composition as a % of Fair Value of $99,585 (in thousands) as of September 30, 2014 (b)(c)

Change in Value of a $10,000 Investment (a)

Investment Class Shares

Average Annual Total Return

for the Periods Ended September 30, 2014

Investment Class Shares (Inception date: 2/2/00)

	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment (a)
U.S. Large-Cap Core Equity Fund	18.60%	14.25%	8.86%	$23,362
S&P 500 Index	19.73%	15.70%	8.11%	$21,804

Service Class Shares

Average Annual Total Return

for the Periods Ended September 30, 2014

Service Class Shares (Inception date: 9/30/05)

	One Year	Five Year	Since Inception	Ending Value of a $10,000 Investment (a)
U.S. Large-Cap Core Equity Fund	18.32%	13.96%	8.30%	$20,506
S&P 500 Index	19.73%	15.70%	7.66%	$19,424

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.

(b)	Fair Value basis is inclusive of short-term investment in State Street Institutional U.S. Government Money Market Fund Premier Class.

(c)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

See Notes to Performance beginning on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

U.S. Large-Cap Core Equity Fund

Schedule of Investments	September 30, 2014

U.S. Large-Cap Core Equity Fund

	Number of Shares	Fair Value

Common Stock — 93.9%†

Aerospace & Defense — 4.3%

General Dynamics Corp.	6,381	$810,961
Hexcel Corp.	11,166	443,290	(a)
Honeywell International Inc.	20,631	1,921,159
The Boeing Co.	9,039	1,151,388
		4,326,798

Agricultural Products — 1.7%

Archer-Daniels-Midland Co.	32,967	1,684,614

Airlines — 1.0%

Delta Air Lines Inc.	26,586	961,084

Asset Management & Custody Banks — 4.7%

Ameriprise Financial Inc.	12,442	1,535,094
Invesco Ltd.	40,411	1,595,426
State Street Corp.	21,268	1,565,538	(e)
		4,696,058

Auto Parts & Equipment — 0.4%

TRW Automotive Holdings Corp.	4,255	430,819	(a)

Automobile Manufacturers — 1.2%

Ford Motor Co.	80,822	1,195,357

Automotive Retail — 0.7%

AutoZone Inc.	1,383	704,860	(a)

Biotechnology — 2.1%

Amgen Inc.	14,888	2,091,168

Broadcasting — 0.9%

CBS Corp., Class B	17,015	910,302

Cable & Satellite — 1.1%

Comcast Corp., Class A	21,269	1,143,847	(h)

Commodity Chemicals — 1.4%

LyondellBasell Industries N.V., Class A	13,293	1,444,417

Communications Equipment — 4.3%

Cisco Systems Inc.	88,266	2,221,655
QUALCOMM Inc.	28,394	2,123,020
		4,344,675

Consumer Finance — 1.7%

American Express Co.	19,141	1,675,603	(h)

	Number of Shares	Fair Value

Department Stores — 0.9%

Macy’s Inc.	15,739	$915,695

Diversified Banks — 5.9%

Citigroup Inc.	47,855	2,479,846
JPMorgan Chase & Co.	34,349	2,069,184
Wells Fargo & Co.	26,586	1,379,016
		5,928,046

Drug Retail — 2.0%

CVS Health Corp.	24,459	1,946,692

Electric Utilities — 0.8%

NextEra Energy Inc.	8,507	798,637

Electrical Components & Equipment — 1.4%

Eaton Corp. PLC	22,332	1,415,179

General Merchandise Stores — 2.3%

Dollar General Corp.	26,586	1,624,671	(a)
Target Corp.	10,634	666,539
		2,291,210

Healthcare Distributors — 1.2%

Cardinal Health Inc.	16,483	1,234,906

Healthcare Equipment — 1.7%

Boston Scientific Corp.	95,710	1,130,335	(a)
Stryker Corp.	6,381	515,266
		1,645,601

Home Improvement Retail — 1.4%

Lowe’s Companies Inc.	27,118	1,435,085

Household Products — 0.5%

Energizer Holdings Inc.	4,254	524,135

Independent Power Producers & Energy Traders — 2.7%

AES Corp.	59,553	844,461
Calpine Corp.	45,728	992,298	(a)
NRG Energy Inc.	28,288	862,218
		2,698,977

Integrated Oil & Gas — 6.1%

Cenovus Energy Inc.	21,269	571,711
Exxon Mobil Corp.	26,267	2,470,411	(h)
Hess Corp.	12,762	1,203,712
Occidental Petroleum Corp.	19,674	1,891,655
		6,137,489

Integrated Telecommunication Services — 2.6%

Verizon Communications Inc.	51,045	2,551,739

See Notes to Schedules of Investments and Notes to Financial Statements.

U.S. Large-Cap Core Equity Fund

Schedule of Investments	September 30, 2014

	Number of Shares	Fair Value

Internet Software & Services — 1.9%

Google Inc., Class A	3,233	$1,902,329	(a)

Life Sciences Tools & Services — 0.6%

PerkinElmer Inc.	12,761	556,380

Movies & Entertainment — 1.0%

Time Warner Inc.	13,825	1,039,778

Multi-Line Insurance — 4.0%

American International Group Inc.	34,881	1,884,272	(h)
Genworth Financial Inc., Class A	31,903	417,929	(a)
The Hartford Financial Services Group Inc.	44,665	1,663,771
		3,965,972

Oil & Gas Equipment & Services — 4.7%

Cameron International Corp.	17,547	1,164,770	(a)
Halliburton Co.	22,864	1,474,957
Schlumberger Ltd.	18,079	1,838,453
Weatherford International PLC	10,634	221,187	(a)
		4,699,367

Oil & Gas Exploration & Production — 1.6%

Marathon Oil Corp.	41,474	1,559,008

Packaged Foods & Meats — 1.6%

Mondelez International Inc., Class A	47,855	1,639,752

Pharmaceuticals — 8.1%

Actavis PLC	7,763	1,873,057	(a)
GlaxoSmithKline PLC ADR	9,571	439,979
Johnson & Johnson	23,396	2,493,779
Merck & Company Inc.	12,762	756,531
Pfizer Inc.	85,075	2,515,668
		8,079,014

Publishing — 0.1%

Tribune Media Co., Class A	2,127	139,957	(a)

Railroads — 0.3%

CSX Corp.	10,634	340,926

Regional Banks — 1.3%

Regions Financial Corp.	127,614	1,281,245

Research & Consulting Services — 0.7%

Nielsen N.V.	14,888	659,985

Semiconductor Equipment — 0.8%

Applied Materials Inc.	37,221	804,346

	Number of Shares	Fair Value

Semiconductors — 0.3%

Analog Devices Inc.	5,849	$289,467

Soft Drinks — 3.8%

Coca-Cola Enterprises Inc.	36,157	1,603,925
PepsiCo Inc.	23,928	2,227,457
		3,831,382

Specialized REITs — 1.6%

American Tower Corp.	17,547	1,642,926

Specialty Chemicals — 0.4%

PPG Industries Inc.	1,914	376,560

Systems Software — 1.2%

Microsoft Corp.	11,166	517,656
Oracle Corp.	17,015	651,334
		1,168,990

Technology Hardware, Storage & Peripherals — 4.9%

Apple Inc.	25,310	2,549,983
EMC Corp.	37,220	1,089,057
Hewlett-Packard Co.	35,094	1,244,784
		4,883,824

Total Common Stock (Cost $76,660,872)		93,994,201

Exchange Traded Funds — 1.3%
Financial Select Sector SPDR Fund	11,595	268,656	(m)
Industrial Select Sector SPDR Fund	20,026	1,064,382	(m)

Total Exchange Traded Funds (Cost $886,856)		1,333,038

Total Investments in Securities (Cost $77,547,728)		95,327,239

Short-Term Investments — 4.3%
State Street Institutional U.S. Government Money Market Fund - Premier Class 0.00% (Cost $4,257,640)		4,257,640	(d,m)

Total Investments (Cost $81,805,368)		99,584,879

Other Assets and Liabilities, net — 0.5%		546,479

NET ASSETS — 100.0%		$100,131,358

See Notes to Schedules of Investments and Notes to Financial Statements.

U.S. Large-Cap Core Equity Fund

Schedule of Investments	September 30, 2014

Other Information:

The Fund had the following long futures contracts open at September 30, 2014:

Description	Expiration date	Number of Contracts	Current Notional Value	Unre alized Depre ciation
S&P 500 Emini Index Futures	December 2014	39	$3,832,725	$(21,701)

See Notes to Schedules of Investments and Notes to Financial Statements.

Premier Growth Equity Fund	(Unaudited)

David B. Carlson Chief Investment Officer – U.S. Equities

The Premier Growth Equity Fund is managed by David B. Carlson. See portfolio managers’ biographical information beginning on page 121.

Q.	How did the GE Institutional Premier Growth Equity Fund perform compared to its benchmarks and Morningstar peer group for the twelve-month period ended September 30, 2014?

A.	For the twelve-month period ended September 30, 2014, the GE Institutional Premier Growth Equity Fund returned 19.80% for the Investment Class shares and 19.56% for the Service Class shares. The Fund’s benchmarks, the S&P 500® Index and the Russell 1000 Growth Index returned 19.73% and 19.14%, respectively, and the Fund’s Morningstar peer group of 1,714 US Large Growth funds returned an average of 16.29% over the same period.

Q.	What market conditions impacted the Fund’s performance?

A.	Investor confidence in the U.S. economy drove equities higher in the last twelve months. Each sector within the S&P 500 and Russell 1000 Growth achieved double-digit advances as employment, housing and manufacturing sectors improved. S&P 500 stocks ended the year up almost 20% and just 2% shy of all-time highs. Stocks scaled a wall of geopolitical worry, including Mid-East tensions and Russia’s assertive actions in Crimea and the Ukraine. Meanwhile, Chinese growth concerns added a cautious note to global equity investing; and in this environment the U.S. was the best performing major equity market on the global stage.

Large cap stocks significantly outperformed smaller-cap indices, and within large caps, there was no clear style leadership. Energy prices were whipsawed during the year, and oil prices weakened to the lowest levels of the year at September 30, 2014. The energy sector lagged as commodity prices dropped, while the consumer discretionary sector – one of the prior year’s leading sectors – also underperformed. Health care and information technology were among the top-performing sectors in both the Russell 1000 Growth and the S&P 500. However, as 10-year treasury yields declined to end the year at 2.49% – in response to slowing global growth and declining European bond yields – selected higher yielding areas of the market outperformed, including utilities and pharmaceuticals companies.

Q.	What were the primary drivers behind Fund performance?

A.	The Fund’s outperformance versus peers was driven primarily by strong rallies in biotechnology stocks. We had a chance to add to the Fund’s top biotech holdings at attractive valuations during a pullback in the spring, with each benefiting from innovative therapies and pipelines. A takeout bid for medical device company also benefited the Fund. As interest rates declined – a development which defied our expectations – the Fund’s sole REIT holding outperformed. The Fund also benefited from strength in its other financial sector holdings. Our sole consumer staples holding, a snack/beverage company, outperformed and its contribution was amplified by a sector underweight as the relatively defensive staples sector lagged.

On the other hand, the Fund’s overweight in the lagging consumer discretionary sector dragged on returns. A sporting-goods specialty retailer was the key detractor, experiencing a slowdown in a few segments. We are reevaluating the big-box retailer’s resilience to an increasingly e-commerce driven retail industry. The Fund’s media holdings took a breather after contributing handsomely to results in the previous year. There was an incredible dispersion of returns among technology stocks, which generally creates opportunity for the active manager. Unfortunately this year, on balance, the Fund’s technology selections underperformed the benchmark, driven by relative weakness among the Fund’s communications equipment and internet holdings.

Premier Growth Equity Fund	(Unaudited)

Q.	Were there any significant changes in the Fund during the period?

A.	Changes to the Fund were relatively modest during the 12-month period. We ended the year with 36 stocks in the Fund, flat with the start of the year. At September 30, 2014, technology remained the largest sector in the Fund, however, the Fund modestly reduced its sector exposure, taking profits in relative outperformers and eliminating positions where our level of conviction declined. We added to the Fund’s health care and consumer discretionary sectors, taking advantage of attractive valuation levels over the course of the year. We decreased exposure to energy as uncertainty grew, and increased the industrials overweight. The Fund maintained underweight positioning in the slower-growing utilities, telecommunications and consumer staples sectors at the end of the 12-month period. We continue to focus on what we believe are financially strong companies with great management teams at attractive valuations. We favor companies with innovative products and services rather than business models tied to GDP growth. In a slow growth world, we believe the Fund’s collection of companies with above-average earnings growth rates will do well over the long term.

Premier Growth Equity Fund	(Unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, distribution and service fees (for Service Class shares), professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2014.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

April 1, 2014 - September 30, 2014

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return
Investment Class	1,000.00	1,088.00	1.94
Service Class	1,000.00	1,087.30	3.24
Hypothetical 5% Return (2.5% for the period)
Investment Class	1,000.00	1,023.21	1.88
Service Class	1,000.00	1,021.96	3.14

*	Expenses are equal to the Fund’s annualized expense ratio of 0.37% for Investment Class shares and 0.62% for Service Class shares (for the period April 1, 2014 - September 30, 2014), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Premier Growth Equity Fund	(Unaudited)

Investment Profile

A mutual fund designed for investors who seek long-term growth of capital and future income. The Fund seeks to achieve its investment objectives by investing at least 80% of its net assets under normal circumstances in equity securities, such as common and preferred stocks. The Fund invests primarily in a limited number of large and medium-sized companies (meaning companies with a market capitalization of $2 billion or more) that the portfolio manager believes have above-average growth histories and/or growth potential.

Morningstar Performance Comparison

Based on average annual returns for periods ended September 30, 2014

	One Year	Five Year	Ten Year
Number of funds in peer group	1,714	1,341	920
Peer group average annual total return	16.29%	14.30%	7.59%

Morningstar Category in peer group: Large Growth

Top Ten Largest Holdings as of September 30, 2014

as a % of Fair Value (b)(c)

QUALCOMM Inc.	3.88%
Apple Inc.	3.86%
Gilead Sciences Inc.	3.80%
Schlumberger Ltd.	3.66%
CME Group Inc.	3.62%
Baidu Inc. ADR	3.52%
Lowe’s Companies Inc.	3.51%
Liberty Global PLC, Class C	3.45%
Visa Inc., Class A	3.44%
EMC Corp.	3.41%

Sector Allocation as of September 30, 2014

Portfolio composition as a % of Fair Value of $432,453 (in thousands) as of September 30, 2014 (b)(c)

Change in Value of a $10,000 Investment (a)

Investment Class Shares

Average Annual Total Return

for the Periods Ended September 30, 2014

Investment Class Shares (Inception date: 10/29/99)

	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment (a)
Premier Growth Equity Fund	19.80%	16.08%	8.79%	$23,229
S&P 500 Index	19.73%	15.70%	8.11%	$21,804
Russell 1000 Growth Index	19.14%	16.51%	8.94%	$23,540

Service Class Shares

Average Annual Total Return

for the Periods Ended September 30, 2014

Service Class Shares (Inception date: 1/3/01)

	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment (a)
Premier Growth Equity Fund	19.56%	15.81%	8.46%	$22,529
S&P 500 Index	19.73%	15.70%	8.11%	$21,804
Russell 1000 Growth Index	19.14%	16.51%	8.94%	$23,540

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.

(b)	Fair Value basis is inclusive of short-term investment in State Street Institutional U.S. Government Money Market Fund Premier Class.

(c)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

See Notes to Performance beginning on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Premier Growth Equity Fund

Schedule of Investments	September 30, 2014

Premier Growth Equity Fund

	Number of Shares	Fair Value

Common Stock — 96.4%†

Air Freight & Logistics — 1.4%

United Parcel Service Inc., Class B	62,270	$6,120,518

Application Software — 2.3%

Intuit Inc.	112,087	9,824,426

Asset Management & Custody Banks — 3.2%

State Street Corp.	190,549	14,026,312	(e)

Biotechnology — 8.9%

Alexion Pharmaceuticals Inc.	52,307	8,673,547	(a,h)
Amgen Inc.	95,897	13,469,693	(h)
Gilead Sciences Inc.	154,432	16,439,286	(a)
		38,582,526

Broadcasting — 1.9%

Discovery Communications Inc., Class C	215,457	8,032,237	(a,h)

Cable & Satellite — 6.0%

Comcast Corp., Special Class A	209,230	11,193,805
Liberty Global PLC, Class C	363,661	14,915,556	(a)
		26,109,361

Casinos & Gaming — 1.6%

Las Vegas Sands Corp.	112,087	6,972,932

Communications Equipment — 3.9%

QUALCOMM Inc.	224,175	16,761,565

Data Processing & Outsourced Services — 3.4%

Visa Inc., Class A	69,743	14,881,064

Fertilizers & Agricultural Chemicals — 3.4%

Monsanto Co.	130,769	14,712,820

Healthcare Equipment — 5.3%

Abbott Laboratories	224,175	9,323,438
Covidien PLC	159,412	13,790,732
		23,114,170

Healthcare Services — 2.0%

Express Scripts Holding Co.	124,542	8,796,401	(a)

Healthcare Supplies — 1.7%

The Cooper Companies Inc.	47,326	7,371,025	(h)

	Number of Shares	Fair Value

Home Improvement Retail — 3.5%

Lowe’s Companies Inc.	286,446	$15,158,722

Industrial Machinery — 1.6%

Dover Corp.	87,179	7,003,089

Internet Retail — 2.3%

Amazon.com Inc.	31,135	10,039,169	(a)

Internet Software & Services — 10.8%

Baidu Inc. ADR	69,743	15,220,015	(a)
eBay Inc.	209,230	11,848,695	(a)
Facebook Inc., Class A	66,007	5,217,193	(a)
Google Inc., Class A	11,209	6,595,488	(a)
Google Inc., Class C	13,700	7,909,832	(a,h)
		46,791,223

Investment Banking & Brokerage — 2.0%

The Charles Schwab Corp.	286,446	8,418,648

Movies & Entertainment — 2.2%

The Walt Disney Co.	105,860	9,424,716

Oil & Gas Equipment & Services —3.7%

Schlumberger Ltd.	155,677	15,830,794

Oil & Gas Exploration & Production — 1.0%

Anadarko Petroleum Corp.	42,344	4,295,375	(h)

Pharmaceuticals — 2.8%

Actavis PLC	49,817	12,019,846	(a)

Soft Drinks — 3.3%

PepsiCo Inc.	151,941	14,144,188

Specialized Finance — 5.9%

CME Group Inc.	195,530	15,633,601
McGraw Hill Financial Inc.	118,315	9,991,702
		25,625,303

Specialized REITs — 3.0%

American Tower Corp.	136,996	12,826,936

Specialty Stores — 2.0%

Dick’s Sporting Goods Inc.	193,039	8,470,551

Technology Hardware, Storage & Peripherals — 7.3%

Apple Inc.	165,640	16,688,230
EMC Corp.	504,393	14,758,539
		31,446,769

Total Common Stock (Cost $280,661,686)		416,800,686

See Notes to Schedules of Investments and Notes to Financial Statements.

Premier Growth Equity Fund

Schedule of Investments	September 30, 2014

	Fair Value

Short-Term Investments — 3.6%
State Street Institutional U.S. Government Money Market Fund - Premier Class 0.00% (Cost $15,652,537)	$15,652,537	(d,m)

Total Investments (Cost $296,314,223)	432,453,223

Liabilities in Excess of Other Assets, net — (0.0)%*	(81,065)

NET ASSETS — 100.0%	$432,372,158

Other Information:

The Fund had the following long futures contracts open at September 30, 2014:

Description	Expiration date	Number of Contracts	Current Notional Value	Unre alized Depre ciation
S&P 500 Emini Index Futures	December 2014	55	$5,405,125	$(33,744)

See Notes to Schedules of Investments and Notes to Financial Statements.

Small-Cap Equity Fund	(Unaudited)

David Wiederecht

President and Chief Investment Officer – Investment Solutions

Mike Cervi

Senior Vice President

The Small-Cap Equity Fund is managed by David Wiederecht and Mike Cervi who are vested with oversight authority over the Fund’s sub-advisers that provide day-to-day management of the assets of the Fund allocated to them. Messrs. Wiederecht and Cervi have full discretion in determining the assets that are allocated to each sub-adviser. The current sub-advisers of the Fund are as follows: Champlain Investment Partners, LLC; GlobeFlex Capital, LP; Kennedy Capital Management, Inc.; Palisade Capital Management L.L.C., and SouthernSun Asset Management, LLC. See portfolio managers’ biographical information beginning on page 121.

Q.	How did the GE Institutional Small-Cap Equity Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended September 30, 2014?

A.	For the twelve-month period ended September 30, 2014, the GE Institutional Small-Cap Equity Fund returned 5.61% for the Investment Class shares and 5.32% for the Service Class shares. The Fund’s benchmark, the Russell 2000 Index returned 3.93% and the Fund’s Morningstar peer group of 704 US Small Blend funds returned an average of 5.69% over the same period.

Q.	What market conditions impacted the Fund’s performance?

A.	The lower-quality rally in the fourth quarter of 2013 had a negative impact on the Fund’s performance, as growth-oriented managers and those gravitating toward more speculative securities outperformed the broader markets. This trend reversed towards the end of the first quarter in 2014 and the Fund has had stronger performance since that time. The increased volatility in the third quarter of 2014 was additive as the Fund’s higher-quality bias was rewarded by the market and did not sell off as much as the broader market.
Q.	What were the primary drivers behind Fund performance?

A.	While in all equity portfolios the primary driver is security selection, allocation also played a part in generating the Fund’s performance during the period. The concentrated relative value manager had kept the broader portfolio in the running earlier in the year as they had a very strong first half of 2014. Over the last quarter, our core small cap managers generated strong outperformance due to their high quality bias and defensively positioned portfolios. Currently, those two managers have the largest allocations of the Fund. Within the sub-advised portfolios the managers have driven performance through their security selection.

Q.	Were there any significant changes in the Fund during the period?

A.	There were no significant changes to the portfolio or construct of the Fund during the period. No new subadvisers were added during the last twelve months and none were jettisoned from the Fund. Allocations among the subadvisers had only modest fluctuations during this time period as well.

Small-Cap Equity Fund	(Unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, distribution and service fees (for Service Class shares), professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2014.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses paid during the period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. Additionally, the expenses shown do not reflect the fees or charges associated with variable contracts through which shares of the Fund are offered.

April 1, 2014 - September 30, 2014

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return
Investment Class	1,000.00	969.90	4.35
Service Class	1,000.00	968.50	5.58
Hypothetical 5% Return (2.5% for the period)
Investment Class	1,000.00	1,020.66	4.46
Service Class	1,000.00	1,019.40	5.72

*	Expenses are equal to the Fund’s annualized expense ratio of 0.88% for Investment Class shares and 1.13% for Service Class shares (for the period April 1, 2014 - September 30, 2014), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Small-Cap Equity Fund	(Unaudited)

Investment Profile

A mutual fund designed for investors who seek long-term growth of capital. The Fund seeks to achieve its investment objective by investing at least 80% of its net assets under normal circumstances in equity securities of small-cap companies, such as common and preferred stocks. The Fund uses a multi- sub-adviser investment strategy that combines growth, value and core investment management styles, which allows the Fund the potential to benefit from both value and growth cycles in the marketplace.

Morningstar Performance Comparison

Based on average annual returns for periods ended September 30, 2014

	One Year	Five Year	Ten Year
Number of funds in peer group	704	566	355
Peer group average annual total return	5.69%	14.04%	7.77%

Morningstar Category in peer group: Small Blend

Top Ten Largest Holdings as of September 30, 2014

(as a % of Fair Value) (b)(c)

Blackbaud Inc.	1.34%
Sensient Technologies Corp.	1.05%
CLARCOR Inc.	0.95%
Centene Corp.	0.95%
Woodward Inc.	0.94%
Endurance Specialty Holdings Ltd.	0.88%
Darling Ingredients Inc.	0.85%
John Wiley & Sons Inc., Class A	0.85%
Iconix Brand Group Inc.	0.83%
Prosperity Bancshares Inc.	0.82%

Sector Allocation as of September 30, 2014

Portfolio composition as a % of Fair Value of $1,252,565 (in thousands) as of September 30, 2014 (b)(c)

Change in Value of a $10,000 Investment (a)

Investment Class Shares

Average Annual Total Return

for the Periods Ended September 30, 2014

Investment Class Shares (Inception date: 8/3/98)

	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment (a)
Small-Cap Equity Fund	5.61%	16.16%	9.12%	$23,941
Russell 2000 Index	3.93%	14.29%	8.18%	$21,966

Service Class Shares

Average Annual Total Return

for the Periods Ended September 30, 2014

Service Class Shares (Inception date: 9/30/05)

	One Year	Five Year	Since Inception	Ending Value of a $10,000 Investment (a)
Small-Cap Equity Fund	5.32%	15.85%	7.60%	$19,335
Russell 2000 Index	3.93%	14.29%	7.15%	$18,623

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.

(b)	Fair Value basis is inclusive of short-term investment in State Street Institutional U.S. Government Money Market Fund Premier Class.

(c)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

See Notes to Performance beginning on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Small-Cap Equity Fund

Schedule of Investments	September 30, 2014

Small-Cap Equity Fund

	Number of Shares	Fair Value

Common Stock — 93.8%†

Aerospace & Defense — 1.4%

Esterline Technologies Corp.	81,053	$9,018,767	(a)
Moog Inc., Class A	13,596	929,966	(a)
Teledyne Technologies Inc.	76,711	7,211,601	(a)
Triumph Group Inc.	4,331	281,732
		17,442,066

Agricultural & Farm Machinery — 0.8%

AGCO Corp.	208,355	9,471,819
Lindsay Corp.	7,503	560,849
		10,032,668

Agricultural Products — 0.9%

Darling Ingredients Inc.	584,170	10,701,994	(a)
Fresh Del Monte Produce Inc.	16,701	532,762
		11,234,756

Airlines — 0.1%

Spirit Airlines Inc.	16,100	1,113,154	(a)

Alternative Carriers — 0.0%*

Inteliquent Inc.	38,500	479,325

Apparel Retail — 1.0%

Citi Trends Inc.	27,400	605,540	(a)
Express Inc.	55,910	872,755	(a)
Genesco Inc.	41,405	3,095,024	(a)
The Buckle Inc.	136,602	6,200,365
The Children’s Place Inc.	13,002	619,675
Tilly’s Inc. Class A	27,839	209,349	(a)
Zumiez Inc.	19,800	556,380	(a)
		12,159,088

Apparel, Accessories & Luxury Goods — 1.2%

Columbia Sportswear Co.	139,170	4,979,502
Iconix Brand Group Inc.	280,955	10,378,478	(a)
		15,357,980

Application Software — 6.4%

ACI Worldwide Inc.	226,121	4,242,030	(a)
Advent Software Inc.	17,700	558,612
Blackbaud Inc.	427,339	16,790,149
Bottomline Technologies Inc.	211,500	5,835,285	(a)
Fair Isaac Corp.	9,940	547,694
Guidewire Software Inc.	175,000	7,759,500	(a)
Jive Software Inc.	376,343	2,194,080	(a)
Monotype Imaging Holdings Inc.	22,400	634,368
NetScout Systems Inc.	15,200	696,160	(a)
Pegasystems Inc.	29,200	558,012
PROS Holdings Inc.	178,500	4,498,200	(a)

	Number of Shares	Fair Value

PTC Inc.	223,806	$8,258,441	(a)
Qlik Technologies Inc.	236,500	6,394,960	(a)
RealPage Inc.	440,988	6,835,314	(a)
Solera Holdings Inc.	106,697	6,013,443
SS&C Technologies Holdings Inc.	199,178	8,741,923	(a)
Verint Systems Inc.	14,700	817,467	(a)
		81,375,638

Asset Management & Custody Banks — 0.3%

Artisan Partners Asset Management Inc., Class A	9,117	474,540
Financial Engines Inc.	99,500	3,404,392
Virtus Investment Partners Inc.	2,700	468,990
		4,347,922

Auto Parts & Equipment — 0.3%

American Axle & Manufacturing Holdings Inc.	32,896	551,666	(a)
Dana Holding Corp.	50,801	973,855
Drew Industries Inc.	14,400	607,536
Gentherm Inc.	11,700	494,091	(a)
Tenneco Inc.	13,350	698,339	(a)
Tower International Inc.	23,680	596,499	(a)
		3,921,986

Automobile Manufacturers — 0.6%

Thor Industries Inc.	135,345	6,970,267
Winnebago Industries Inc.	54,879	1,194,716	(a)
		8,164,983

Automotive Retail — 1.0%

CST Brands Inc.	247,500	8,897,625
Group 1 Automotive Inc.	48,240	3,507,530
		12,405,155

Biotechnology — 1.8%

Cepheid	198,500	8,739,955	(a)
Cubist Pharmaceuticals Inc.	89,063	5,908,439	(a)
Dyax Corp.	61,300	620,356	(a)
Emergent Biosolutions Inc.	29,300	624,383	(a)
Genomic Health Inc.	135,000	3,821,850	(a)
Isis Pharmaceuticals Inc.	24,000	931,920	(a)
MacroGenics Inc.	28,800	601,920	(a)
NPS Pharmaceuticals Inc.	21,300	553,800	(a)
Spectrum Pharmaceuticals Inc.	73,300	596,662	(a)
		22,399,285

Building Products — 0.4%

AO Smith Corp.	14,800	699,744
Builders FirstSource Inc.	105,749	576,332	(a)
Patrick Industries Inc.	34,700	1,469,892	(a)
Simpson Manufacturing Company Inc.	51,908	1,513,118
Universal Forest Products Inc.	31,575	1,348,569
		5,607,655

See Notes to Schedules of Investments and Notes to Financial Statements.

Small-Cap Equity Fund

Schedule of Investments	September 30, 2014

	Number of Shares	Fair Value

Cable & Satellite — 0.1%

Starz, Class A	21,900	$724,452	(a)

Casinos & Gaming — 0.1%

Pinnacle Entertainment Inc.	25,591	642,078	(a)

Commercial Printing — 0.3%

Brady Corp., Class A	150,000	3,366,000

Commodity Chemicals — 0.5%

Axiall Corp.	8,935	319,963
Koppers Holdings Inc.	163,695	5,428,126
		5,748,089

Communications Equipment — 1.0%

ADTRAN Inc.	154,301	3,167,800
ARRIS Group Inc.	53,749	1,524,053	(a)
Aruba Networks Inc.	26,900	580,502	(a)
Bel Fuse Inc., Class B	28,037	693,635
CalAmp Corp.	19,246	339,114	(a)
EchoStar Corp., Class A	11,300	550,988	(a)
Finisar Corp.	51,839	862,083	(a)
NETGEAR Inc.	32,743	1,023,219	(a)
Plantronics Inc.	32,322	1,544,345
Polycom Inc.	45,900	563,881	(a)
Riverbed Technology Inc.	69,567	1,290,120	(a)
		12,139,740

Construction & Engineering — 1.2%

AECOM Technology Corp.	21,109	712,429	(a)
Chicago Bridge & Iron Company N.V.	159,650	9,235,752
Granite Construction Inc.	21,452	682,388
Quanta Services Inc.	122,031	4,428,505	(a)
		15,059,074

Construction Machinery & Heavy Trucks — 1.3%

Alamo Group Inc.	21,036	862,476
Astec Industries Inc.	44,036	1,605,993
Douglas Dynamics Inc.	34,130	665,535
FreightCar America Inc.	20,373	678,421
Meritor Inc.	43,816	475,403	(a)
The Greenbrier Companies Inc.	22,955	1,684,438
Trinity Industries Inc.	202,065	9,440,477
Wabash National Corp.	103,729	1,381,670	(a)
		16,794,413

Consumer Electronics — 0.0%*

ZAGG Inc.	62,000	345,960	(a)

Data Processing & Outsourced Services — 2.3%

Broadridge Financial Solutions Inc.	208,400	8,675,692
Cardtronics Inc.	240,000	8,448,000	(a)
CoreLogic Inc.	99,910	2,704,563	(a)

	Number of Shares	Fair Value

Global Cash Access Holdings Inc.	306,893	$2,071,528	(a)
WEX Inc.	61,500	6,784,680	(a)
		28,684,463

Distributors — 0.7%

LKQ Corp.	334,481	8,893,850	(a)

Diversified Banks — 0.0%*

FCB Financial Holdings Inc., Class A	14,773	335,495	(a)

Diversified Capital Markets — 0.1%

HFF Inc. REIT, Class A	27,824	805,505

Diversified Metals & Mining — 0.2%

Compass Minerals International Inc.	8,261	696,237
Globe Specialty Metals Inc.	28,700	522,053
Materion Corp.	16,869	517,372
U.S. Silica Holdings Inc.	10,604	662,856
		2,398,518

Diversified REITs — 0.2%

Cousins Properties Inc.	116,977	1,397,875
Spirit Realty Capital Inc.	52,596	576,978
		1,974,853

Diversified Support Services — 1.1%

Healthcare Services Group Inc.	215,252	6,158,360
Ritchie Bros Auctioneers Inc.	313,510	7,019,489
UniFirst Corp.	13,370	1,291,408
		14,469,257

Education Services — 0.3%

Apollo Education Group Inc.	33,300	837,495	(a)
DeVry Education Group Inc.	21,832	934,628
K12 Inc.	135,473	2,162,149	(a)
		3,934,272

Electric Utilities — 0.7%

ALLETE Inc.	22,685	1,006,987
IDACORP Inc.	138,012	7,398,823
		8,405,810

Electrical Components & Equipment — 0.5%

Encore Wire Corp.	40,918	1,517,649
EnerSys	20,377	1,194,907
Polypore International Inc.	87,227	3,394,003	(a)
Regal-Beloit Corp.	10,373	666,465
		6,773,024

Electronic Components — 0.4%

Littelfuse Inc.	48,746	4,152,184
Universal Display Corp.	17,600	574,464	(a)
		4,726,648

See Notes to Schedules of Investments and Notes to Financial Statements.

Small-Cap Equity Fund

Schedule of Investments	September 30, 2014

	Number of Shares	Fair Value

Electronic Equipment & Instruments — 0.5%

Cognex Corp.	15,900	$640,293	(a)
Newport Corp.	32,200	570,584	(a)
Rofin-Sinar Technologies Inc.	29,233	674,113	(a)
Zebra Technologies Corp., Class A	62,144	4,410,360	(a)
		6,295,350

Electronic Manufacturing Services — 0.9%

Celestica Inc.	32,609	330,981	(a)
Measurement Specialties Inc.	82,000	7,020,020	(a)
Methode Electronics Inc.	41,990	1,548,171
Multi-Fineline Electronix Inc.	34,444	322,052	(a)
Plexus Corp.	46,785	1,727,770	(a)
		10,948,994

Environmental & Facilities Services — 0.8%

Clean Harbors Inc.	169,300	9,128,656	(a)
Covanta Holding Corp.	29,337	622,531
		9,751,187

Fertilizers & Agricultural Chemicals — 0.6%

American Vanguard Corp.	175,000	1,960,000
Intrepid Potash Inc.	384,610	5,942,225	(a)
		7,902,225

Food Distributors — 0.3%

SpartanNash Co.	217,593	4,232,184

Food Retail — 1.5%

Casey’s General Stores Inc.	137,732	9,875,384
The Fresh Market Inc.	250,000	8,732,500	(a)
		18,607,884

Footwear — 1.0%

Deckers Outdoor Corp.	56,470	5,487,755	(a)
Skechers U.S.A. Inc. Class A	12,272	654,220	(a)
Wolverine World Wide Inc.	266,300	6,673,478
		12,815,453

Forest Products — 0.1%

Boise Cascade Co.	21,952	661,633	(a)

Gas Utilities — 0.1%

South Jersey Industries Inc.	24,599	1,312,603

Health Care REITs — 0.7%

Aviv REIT Inc.	24,745	652,031
Healthcare Realty Trust Inc.	23,318	552,170
Omega Healthcare Investors Inc.	110,069	3,763,259
Sabra Health Care REIT Inc.	141,437	3,439,748
		8,407,208

Healthcare Distributors — 0.6%

Owens & Minor Inc.	218,643	7,158,372

	Number of Shares	Fair Value

Healthcare Equipment — 4.2%

Cantel Medical Corp.	89,772	$3,086,362
Exactech Inc.	14,553	333,118	(a)
Globus Medical Inc., Class A	307,384	6,046,243	(a)
Hill-Rom Holdings Inc.	246,241	10,201,765
Insulet Corp.	30,500	1,123,925	(a)
Integra LifeSciences Holdings Corp.	149,500	7,421,180	(a)
Masimo Corp.	244,718	5,207,599	(a)
Natus Medical Inc.	51,241	1,512,122	(a)
NuVasive Inc.	216,200	7,538,894	(a)
Orthofix International N.V.	30,317	938,614	(a)
STERIS Corp.	129,000	6,960,840
Volcano Corp.	230,800	2,455,712	(a)
Zeltiq Aesthetics Inc.	30,900	699,267	(a)
		53,525,641

Healthcare Facilities — 0.2%

Hanger Inc.	130,483	2,677,511	(a)

Healthcare Services — 1.9%

Air Methods Corp.	72,696	4,038,263	(a)
Bio-Reference Laboratories Inc.	200,264	5,619,408	(a)
IPC The Hospitalist Company Inc.	99,690	4,465,115	(a)
MEDNAX Inc.	155,972	8,550,385	(a)
Team Health Holdings Inc.	15,800	916,242	(a)
		23,589,413

Healthcare Supplies — 1.2%

Align Technology Inc.	11,900	614,992	(a)
Endologix Inc.	254,042	2,692,845	(a)
ICU Medical Inc.	74,000	4,749,320	(a)
Merit Medical Systems Inc.	13,799	163,932	(a)
West Pharmaceutical Services Inc.	166,300	7,443,588
		15,664,677

Healthcare Technology — 1.0%

HMS Holdings Corp.	284,342	5,359,847	(a)
Medidata Solutions Inc.	50,000	2,214,500	(a)
Omnicell Inc.	145,300	3,971,049	(a)
Veeva Systems Inc., Class A	19,713	555,315	(a)
		12,100,711

Home Building — 0.1%

Meritage Homes Corp.	33,633	1,193,972	(a)

Home Furnishing Retail — 0.0%*

Haverty Furniture Companies Inc.	8,982	195,718
Select Comfort Corp.	18,932	396,057	(a)
		591,775

Home Furnishings — 0.1%

Ethan Allen Interiors Inc.	54,012	1,231,474
Hooker Furniture Corp.	21,078	320,596
		1,552,070

See Notes to Schedules of Investments and Notes to Financial Statements.

Small-Cap Equity Fund

Schedule of Investments	September 30, 2014

	Number of Shares	Fair Value

Hotel & Resort REITs — 0.3%

Hersha Hospitality Trust	221,038	$1,408,012
Strategic Hotels & Resorts Inc.	59,332	691,218	(a)
Summit Hotel Properties Inc.	119,999	1,293,589
		3,392,819

Hotels, Resorts & Cruise Lines — 0.2%

Interval Leisure Group Inc.	111,390	2,121,980

Household Appliances — 0.2%

Helen of Troy Ltd.	39,162	2,056,788	(a)

Housewares & Specialties — 0.8%

Jarden Corp.	159,215	9,570,414	(a)

Human Resource & Employment Services — 0.1%

TrueBlue Inc.	48,927	1,235,896	(a)

Industrial Conglomerates — 0.4%

Raven Industries Inc.	199,000	4,855,600

Industrial Machinery — 6.9%

Actuant Corp., Class A	282,205	8,612,896
Altra Industrial Motion Corp.	38,196	1,113,795
Blount International Inc.	44,362	671,197	(a)
CLARCOR Inc.	189,161	11,932,276
Columbus McKinnon Corp.	23,290	512,147
EnPro Industries Inc.	64,800	3,922,344	(a)
ESCO Technologies Inc.	78,701	2,737,221
Hyster-Yale Materials Handling Inc.	6,898	494,035
IDEX Corp.	107,775	7,799,677
John Bean Technologies Corp.	19,300	542,909
LB Foster Co., Class A	22,399	1,029,010
Luxfer Holdings PLC ADR	138,150	2,384,469
Mueller Industries Inc.	191,532	5,466,323
Nordson Corp.	78,775	5,992,414
RBC Bearings Inc.	60,500	3,430,350
Standex International Corp.	59,055	4,378,338
The Timken Co.	175,930	7,457,673
TriMas Corp.	312,690	7,607,748	(a)
Woodward Inc.	247,979	11,808,760
		87,893,582

Industrial REITs — 0.2%

Rexford Industrial Realty Inc.	63,488	878,674
STAG Industrial Inc.	59,597	1,234,254
		2,112,928

Internet Retail — 0.0%*

Orbitz Worldwide Inc.	76,901	605,211	(a)

Internet Software & Services — 1.3%

Constant Contact Inc.	29,700	806,058	(a)
Cornerstone OnDemand Inc.	55,880	1,922,831	(a)

	Number of Shares	Fair Value

Dice Holdings Inc.	67,055	$561,921	(a)
E2open Inc.	112,500	1,047,375	(a)
Envestnet Inc.	14,088	633,960	(a)
GrubHub Inc.	15,540	532,089	(a)
LogMeIn Inc.	137,500	6,334,625	(a)
Marchex Inc., Class B	68,900	285,935
NIC Inc.	176,390	3,037,436
SciQuest Inc.	17,600	264,704	(a)
VistaPrint N.V.	11,400	624,606	(a)
WebMD Health Corp.	13,300	556,073	(a)
		16,607,613

Investment Banking & Brokerage — 1.1%

Evercore Partners Inc., Class A	11,573	543,931
Greenhill & Company Inc.	32,650	1,517,898
Piper Jaffray Cos.	26,666	1,393,032	(a)
Raymond James Financial Inc.	186,253	9,979,436
Stifel Financial Corp.	21,628	1,014,137	(a)
		14,448,434

IT Consulting & Other Services — 0.1%

Datalink Corp.	27,361	290,847	(a)
Luxoft Holding Inc.	16,773	623,956	(a)
		914,803

Life & Health Insurance — 0.2%

American Equity Investment Life Holding Co.	65,688	1,502,942
StanCorp Financial Group Inc.	16,567	1,046,703
		2,549,645

Life Sciences Tools & Services — 2.1%

Bio-Rad Laboratories Inc., Class A	50,500	5,726,700	(a)
Bruker Corp.	265,379	4,913,492	(a)
Cambrex Corp.	44,700	834,996	(a)
Charles River Laboratories International Inc.	12,983	775,605	(a)
ICON PLC	157,504	9,013,954	(a)
Luminex Corp.	198,500	3,870,750	(a)
PAREXEL International Corp.	14,600	921,114	(a)
		26,056,611

Managed Healthcare — 1.4%

Centene Corp.	143,874	11,899,819	(a)
Molina Healthcare Inc.	126,323	5,343,463	(a)
WellCare Health Plans Inc.	5,371	324,086	(a)
		17,567,368

Marine — 0.0%*

Baltic Trading Ltd.	34,535	142,975

Multi-Line Insurance — 0.7%

HCC Insurance Holdings Inc.	173,936	8,399,370
Horace Mann Educators Corp.	11,465	326,867
		8,726,237

See Notes to Schedules of Investments and Notes to Financial Statements.

Small-Cap Equity Fund

Schedule of Investments	September 30, 2014

	Number of Shares	Fair Value

Multi-Utilities — 0.2%

Avista Corp.	33,980	$1,037,410
Black Hills Corp.	22,056	1,056,041
		2,093,451

Office REITs — 0.8%

BioMed Realty Trust Inc.	378,945	7,654,689
Coresite Realty Corp.	75,732	2,489,311
DuPont Fabros Technology Inc.	18,961	512,705
		10,656,705

Office Services & Supplies — 1.0%

Herman Miller Inc.	146,299	4,367,025
HNI Corp.	15,279	549,891
Steelcase Inc., Class A	45,945	743,850
West Corp.	236,426	6,965,110
		12,625,876

Oil & Gas Drilling — 0.2%

Pioneer Energy Services Corp.	163,260	2,288,905	(a)
Unit Corp.	9,248	542,395	(a)
		2,831,300

Oil & Gas Equipment & Services — 2.0%

CARBO Ceramics Inc.	135,575	8,030,107
Dril-Quip Inc.	28,877	2,581,604	(a)
Forum Energy Technologies Inc.	240,424	7,359,378	(a)
Geospace Technologies Corp.	17,626	619,554	(a)
Hornbeck Offshore Services Inc.	40,601	1,328,871	(a)
Matrix Service Co.	21,500	518,580	(a)
Natural Gas Services Group Inc.	29,667	714,085	(a)
Oil States International Inc.	51,399	3,181,598	(a)
Seventy Seven Energy Inc.	30,494	723,927	(a)
Willbros Group Inc.	48,766	406,221	(a)
		25,463,925

Oil & Gas Exploration & Production — 2.8%

Approach Resources Inc.	300,400	4,355,800	(a)
Bill Barrett Corp.	44,252	975,314	(a)
Bonanza Creek Energy Inc.	34,179	1,944,785	(a)
Carrizo Oil & Gas Inc.	19,183	1,032,429	(a)
Clayton Williams Energy Inc.	5,868	565,968	(a)
Matador Resources Co.	46,261	1,195,847	(a)
Newfield Exploration Co.	245,875	9,114,586	(a)
Northern Oil and Gas Inc.	99,500	1,414,890	(a)
PetroQuest Energy Inc.	112,593	632,773	(a)
Resolute Energy Corp.	252,000	1,580,040	(a)
Sanchez Energy Corp.	145,626	3,824,139	(a)
SM Energy Co.	113,600	8,860,800
Synergy Resources Corp.	46,053	561,386	(a)
		36,058,757

Oil & Gas Refining & Marketing — 0.2%

Delek US Holdings Inc.	16,384	542,638
Renewable Energy Group Inc.	47,300	480,095	(a)
Western Refining Inc.	42,580	1,787,934
		2,810,667

	Number of Shares	Fair Value

Packaged Foods & Meats — 2.9%

B&G Foods Inc.	179,000	$4,931,450
Lancaster Colony Corp.	70,600	6,020,768
Post Holdings Inc.	100,000	3,318,000	(a)
Sanderson Farms Inc.	112,800	9,920,760
Snyder’s-Lance Inc.	274,000	7,261,000
TreeHouse Foods Inc.	62,000	4,991,000	(a)
		36,442,978

Paper Packaging — 0.5%

Packaging Corporation of America	97,945	6,250,850

Paper Products — 0.1%

Neenah Paper Inc.	34,446	1,842,172

Personal Products — 0.2%

Elizabeth Arden Inc.	100,000	1,674,000	(a)
Inter Parfums Inc.	9,652	265,430
Revlon Inc., Class A	17,052	540,378	(a)
		2,479,808

Pharmaceuticals — 0.5%

Impax Laboratories Inc.	23,300	552,443	(a)
Lannett Company Inc.	29,200	1,333,856	(a)
Pacira Pharmaceuticals Inc.	5,700	552,444	(a)
Prestige Brands Holdings Inc.	115,604	3,742,101	(a)
		6,180,844

Property & Casualty Insurance — 1.5%

Allied World Assurance Company Holdings AG	215,000	7,920,600
Argo Group International Holdings Ltd.	133,550	6,718,900
RLI Corp.	44,420	1,922,942
The Navigators Group Inc.	45,000	2,767,500	(a)
		19,329,942

Publishing — 0.8%

John Wiley & Sons Inc., Class A	190,190	10,671,561

Railroads — 0.7%

Genesee & Wyoming Inc., Class A	91,008	8,673,973	(a)

Real Estate Services — 0.0%*

Altisource Portfolio Solutions S.A.	5,600	564,480	(a)

Regional Banks — 7.0%

Bank of the Ozarks Inc.	42,250	1,331,720
BankUnited Inc.	45,420	1,384,856
Banner Corp.	24,146	928,897
Bryn Mawr Bank Corp.	104,000	2,946,320
Camden National Corp.	10,719	375,165
Cardinal Financial Corp.	22,359	381,668
CoBiz Financial Inc.	28,225	315,555

See Notes to Schedules of Investments and Notes to Financial Statements.

Small-Cap Equity Fund

Schedule of Investments	September 30, 2014

	Number of Shares	Fair Value

Columbia Banking System Inc.	26,490	$657,217
Community Bank System Inc.	104,500	3,510,155
Cullen/Frost Bankers Inc.	79,719	6,099,301
CVB Financial Corp.	398,000	5,711,300
Enterprise Financial Services Corp.	22,064	368,910
Fidelity Southern Corp.	31,441	430,742
First Financial Bankshares Inc.	74,500	2,070,355
Fulton Financial Corp.	310,157	3,436,539
Glacier Bancorp Inc.	13,137	339,723
Great Southern Bancorp Inc.	15,988	485,076
Hancock Holding Co.	14,075	451,104
Home BancShares Inc.	26,166	769,542
Iberiabank Corp.	87,309	5,457,686
Independent Bank Corp.	63,000	2,250,360
Lakeland Financial Corp.	10,308	386,550
NBT Bancorp Inc.	95,000	2,139,400
Old National Bancorp	96,536	1,252,072
PacWest Bancorp	44,842	1,848,836
Prosperity Bancshares Inc.	180,502	10,319,299
Renasant Corp.	184,410	4,988,290
South State Corp.	13,054	729,980
Southwest Bancorp. Inc.	38,588	632,843
Susquehanna Bancshares Inc.	67,846	678,460
SVB Financial Group	39,873	4,469,365	(a)
Tristate Capital Holdings Inc.	28,305	256,726	(a)
UMB Financial Corp.	181,000	9,873,550
Umpqua Holdings Corp.	100,525	1,655,647
Union Bankshares Corp.	37,168	858,581
United Community Banks Inc.	20,495	337,348
ViewPoint Financial Group Inc.	32,575	779,845
Washington Trust Bancorp Inc.	99,500	3,282,505
Westamerica Bancorporation	73,072	3,399,309
Wintrust Financial Corp.	29,308	1,309,188
		88,899,985

Reinsurance — 1.0%

Endurance Specialty Holdings Ltd.	199,000	10,980,820
Maiden Holdings Ltd.	92,979	1,030,208
Platinum Underwriters Holdings Ltd.	10,021	609,978
		12,621,006

Research & Consulting Services — 0.3%

Mistras Group Inc.	49,500	1,009,800	(a)
Resources Connection Inc.	198,976	2,773,725
		3,783,525

Residential REITs — 0.5%

Associated Estates Realty Corp.	83,591	1,463,678
Education Realty Trust Inc.	402,510	4,137,803
Sun Communities Inc.	13,735	693,618
		6,295,099

Restaurants — 1.0%

BJ’s Restaurants Inc.	75,000	2,699,250	(a)

	Number of Shares	Fair Value

Cracker Barrel Old Country Store Inc.	26,721	$2,757,340
DineEquity Inc.	7,076	577,331
Ruby Tuesday Inc.	26,017	153,240	(a)
Texas Roadhouse Inc.	246,557	6,864,147
		13,051,308

Retail REITs — 0.2%

Glimcher Realty Trust	74,642	1,010,653
Inland Real Estate Corp.	132,761	1,315,661
Ramco-Gershenson Properties Trust	36,559	594,084
		2,920,398

Security & Alarm Services — 0.6%

The Brink’s Co.	298,575	7,177,743

Semiconductor Equipment — 0.4%

Advanced Energy Industries Inc.	24,500	460,355	(a)
Entegris Inc.	50,800	584,200	(a)
Rudolph Technologies Inc.	403,900	3,655,295	(a)
		4,699,850

Semiconductors — 1.7%

Ambarella Inc.	9,000	393,030	(a)
Diodes Inc.	45,686	1,092,809	(a)
Exar Corp.	56,069	501,817	(a)
Inphi Corp.	39,386	566,371	(a)
Integrated Device Technology Inc.	59,000	941,050	(a)
Microsemi Corp.	340,068	8,641,128	(a)
PMC-Sierra Inc.	76,700	572,182	(a)
RF Micro Devices Inc.	147,630	1,703,650	(a)
Semtech Corp.	200,612	5,446,616	(a)
Silicon Image Inc.	80,200	404,208	(a)
Synaptics Inc.	14,100	1,032,120	(a)
		21,294,981

Specialized Finance — 0.0%*

NewStar Financial Inc.	39,857	447,993	(a)

Specialized REITs — 0.1%

Potlatch Corp.	12,200	490,562
Sovran Self Storage Inc.	11,669	867,707
		1,358,269

Specialty Chemicals — 2.4%

A Schulman Inc.	14,500	524,320
Flotek Industries Inc.	32,048	835,491	(a)
HB Fuller Co.	99,003	3,930,419
Innospec Inc.	54,600	1,960,140
Minerals Technologies Inc.	10,311	636,292
OM Group Inc.	28,653	743,545
PolyOne Corp.	159,083	5,660,173
Quaker Chemical Corp.	34,220	2,453,232
Sensient Technologies Corp.	252,222	13,203,822
Stepan Co.	5,020	222,788
		30,170,222

See Notes to Schedules of Investments and Notes to Financial Statements.

Small-Cap Equity Fund

Schedule of Investments	September 30, 2014

	Number of Shares	Fair Value

Steel — 0.7%

Commercial Metals Co.	207,452	$3,541,206
Schnitzer Steel Industries Inc., Class A	32,253	775,685
TimkenSteel Corp.	78,727	3,660,018
Worthington Industries Inc.	14,688	546,687
		8,523,596

Systems Software — 1.1%

FleetMatics Group PLC	212,000	6,466,000	(a)
Qualys Inc.	224,000	5,958,400	(a)
The Rubicon Project Inc.	51,331	602,113	(a)
VASCO Data Security International Inc.	35,700	670,446	(a)
		13,696,959

Technology Distributors — 0.2%

Electro Rent Corp.	5,740	79,040
Insight Enterprises Inc.	24,760	560,319	(a)
ScanSource Inc.	25,302	875,196	(a)
Tech Data Corp.	21,645	1,274,024	(a)
		2,788,579

Technology Hardware, Storage & Peripherals — 0.9%

Diebold Inc.	278,445	9,834,677
Electronics for Imaging Inc.	16,100	711,137	(a)
Super Micro Computer Inc.	30,400	894,368	(a)
		11,440,182

Thrifts & Mortgage Finance — 0.2%

Essent Group Ltd.	31,739	679,532	(a)
Radian Group Inc.	45,271	645,564
United Financial Bancorp Inc.	44,300	562,167
Washington Federal Inc.	55,144	1,122,732
		3,009,995

Trading Companies & Distributors — 0.9%

Aceto Corp.	101,000	1,951,320
Applied Industrial Technologies Inc.	202,692	9,252,890
		11,204,210

Trucking — 1.2%

ArcBest Corp.	14,100	525,930
Con-way Inc.	12,094	574,465
Landstar System Inc.	40,700	2,938,133
Marten Transport Ltd.	54,249	966,175
Old Dominion Freight Line Inc.	133,976	9,464,064	(a)
Saia Inc.	23,753	1,177,199	(a)
		15,645,966

Total Common Stock (Cost $957,418,199)		1,186,118,084

	Fair Value

Short-Term Investments — 5.3%
State Street Institutional U.S. Government Money Market Fund - Premier Class 0.00% (Cost $66,447,137)	$66,447,137	(d,m)

Total Investments (Cost $1,023,865,336)	1,252,565,221

Other Assets and Liabilities, net — 0.9%	11,809,803

NET ASSETS — 100.0%	$1,264,375,024

Other Information:
The Fund had the following long futures contracts open at September 30, 2014:

Description	Expiration date	Number of Contracts	Current Notional Value	Unre alized Depre ciation
Russell 2000 Mini Index Futures	December 2014	227	$24,892,820	$(778,688)

See Notes to Schedules of Investments and Notes to Financial Statements.

International Equity Fund	(Unaudited)

Ralph R. Layman Executive Vice President and Chief Investment Officer Emeritus

Jonathan L. Passmore

Senior Vice President

Michael J. Solecki

Senior Vice President and Chief Investment Officer International Equities

The International Equity Fund is managed by a team of portfolio managers that includes Ralph R. Layman, Jonathan L. Passmore and Michael J. Solecki. As lead portfolio manager for the Fund, Mr. Layman oversees the entire team and assigns a portion of the Fund to each manager, including himself. Each portfolio manager is limited to the management of his portion of the Fund, the size of the portion which Mr. Layman determines on an annual basis. The portfolio managers do not operate independently of each other, rather, the team operates collaboratively, communicating purchases or sales of securities on behalf of the Fund. Effective as of November 30, 2014, Mr. Passmore will retire as a portfolio manager for the Fund. See portfolio managers’ biographical information beginning on page 121.

Q.	How did the GE Institutional International Equity Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended September 30, 2014?

A.	For the twelve-month period ended September 30, 2014, the GE Institutional International Equity Fund returned 1.69% for the Investment Class shares and 1.42% for the Service Class shares. The Fund’s benchmark, the MSCI EAFE Index returned 4.25% and the Fund’s Morningstar peer group of 776 Foreign Large Blend funds returned an average of 3.78% over the same period.

Q.	What market conditions impacted the Fund’s performance?

A.	Against a backdrop of an orderly rotation from low-yielding money markets and bonds to equities, short-term performance was quite volatile. Europe benefitted from a rally in the periphery early in 2014 which lost momentum in the summer as a weakening Euro focused attention on exporters. Disappointment over Japan’s slow progress gave way to growing enthusiasm for stronger earnings and in the Emerging Markets, India alone was successful on the back of a surprisingly successful national election.
Q.	What were the primary drivers behind Fund performance?

A.	Outperformance in the fourth quarter of 2013 and third quarter of 2014 bookended two quarters where the Fund’s bottom-up stock-picking approach was challenged. Adverse factors included a surprisingly weak US dollar; a pronounced rotation into value stocks that specifically benefitted poor quality names in peripheral Europe; and a sharp fall in Japanese stocks as macro funds exited after a highly profitable 2013. However, these negative influences have dissipated and the Fund enjoyed a strong third quarter.

Q.	Were there any significant changes in the Fund during the period?

A.	The Fund’s overweights in Japan and the Emerging Markets were modestly increased and holdings in the UK slightly reduced. The Fund saw its weight in consumer staples continue to fall due to high valuations and the weight in industrials and IT increase, notably in the area associated with autonomous driving. In energy, exposure was switched out of oil service and into integrated and gas plays. High quality but under-performing holdings in Japan were increased including real estate, exporters and component manufacturers.

International Equity Fund	(Unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, distribution and service fees (for Service Class shares), professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2014.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses paid during the period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

April 1, 2014 - September 30, 2014

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return
Investment Class	1,000.00	972.50	2.77
Service Class	1,000.00	970.80	4.00
Hypothetical 5% Return (2.5% for the period)
Investment Class	1,000.00	1,022.26	2.84
Service Class	1,000.00	1,021.01	4.10

*	Expenses are equal to the Fund’s annualized expense ratio of 0.56% for Investment Class shares and 0.81% for Service Class shares (for the period April 1, 2014 - September 30, 2014), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

International Equity Fund	(Unaudited)

Investment Profile

A mutual fund designed for investors who seek long-term growth of capital. The Fund seeks to achieve its investment objective by investing at least 80% of its net assets under normal circumstances in equity securities, such as common and preferred stocks. The Fund invests primarily (meaning at least 65%) in companies in both developed and emerging market countries outside the United States.

Morningstar Performance Comparison

Based on average annual returns for periods ended September 30, 2014

	One Year	Five Year	Ten Year
Number of funds in peer group	776	615	337
Peer group average annual total return	3.78%	6.14%	5.89%

Morningstar Category in peer group: Foreign Large Blend

Top Ten Largest Holdings as of September 30, 2014

(as a % of Fair Value) (b)(c)

Roche Holding AG	2.68%
Mitsui Fudosan Company Ltd.	2.42%
Murata Manufacturing Company Ltd.	2.34%
AIA Group Ltd.	2.33%
Toyota Motor Corp.	2.25%
SoftBank Corp.	2.25%
Sanofi	2.13%
Total S.A.	2.10%
Telefonaktiebolaget LM Ericsson, Class B	2.08%
Tokio Marine Holdings Inc.	2.01%

Regional Allocation as of September 30, 2014

Portfolio composition as a % of Fair Value of $1,808,109

(in thousands) as of September 30, 2014 (b)(c)

Change in Value of a $10,000 Investment (a)

Investment Class Shares

Average Annual Total Return

for the Periods Ended September 30, 2014

Investment Class Shares (Inception date: 11/25/97)

	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment (a)
International Equity Fund	1.69%	5.16%	6.28%	$18,394
MSCI EAFE Index	4.25%	6.56%	6.32%	$18,452

Service Class Shares

Average Annual Total Return

for the Periods Ended September 30, 2014

Service Class Shares (Inception date: 1/3/01)

	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment (a)
International Equity Fund	1.42%	4.86%	6.01%	$17,924
MSCI EAFE Index	4.25%	6.56%	6.32%	$18,452

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less. .

(b)	Fair Value basis is inclusive of short-term investment in State Street Institutional U.S. Government Money Market Fund Premier Class.

(c)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

See Notes to Performance beginning on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

International Equity Fund

Schedule of Investments	September 30, 2014

International Equity Fund

	Number of Shares	Fair Value

Common Stock — 97.2%†

Australia — 0.8%

CSL Ltd.	224,858	$14,568,267

Belgium — 1.7%

Anheuser-Busch InBev N.V.	283,933	31,492,540

Canada — 3.2%

Brookfield Asset Management Inc., Class A	236,367	10,634,453
Cameco Corp.	490,812	8,678,310
Cenovus Energy Inc.	576,128	15,532,850
Peyto Exploration & Development Corp.	376,348	11,901,157
Valeant Pharmaceuticals International Inc.	87,877	11,539,484	(a)
		58,286,254

China — 1.4%

Baidu Inc. ADR	120,557	26,309,154	(a)

France — 14.5%

Airbus Group N.V.	415,447	26,119,298
AXA S.A.	1,036,931	25,546,291
BNP Paribas S.A.	469,883	31,190,204
Credit Agricole S.A.	1,710,771	25,791,401
Safran S.A.	479,556	31,096,293
Sanofi	340,072	38,458,221
Schneider Electric SE	213,437	16,377,992
Technip S.A.	363,753	30,518,587	(h)
Total S.A.	586,487	37,983,434
		263,081,721

Germany — 9.1%

Bayer AG	229,402	31,923,643
Continental AG	112,124	21,242,694	(h)
Fresenius SE & Company KGaA	511,875	25,274,734
HeidelbergCement AG	355,405	23,396,705
Linde AG	168,087	32,178,518
SAP SE	436,245	31,488,623
		165,504,917

Hong Kong — 3.2%

AIA Group Ltd.	8,155,202	42,085,541
Sands China Ltd.	2,924,307	15,255,043
		57,340,584

India — 2.4%

ICICI Bank Ltd.	1,052,841	24,388,430
Larsen & Toubro Ltd.	478,576	11,239,366

	Number of Shares	Fair Value

Power Grid Corporation of India Ltd.	3,484,053	$7,610,007
		43,237,803

Italy — 2.4%

Intesa Sanpaolo S.p.A.	9,932,571	29,988,445
Luxottica Group S.p.A.	280,351	14,574,348
		44,562,793

Japan — 29.0%

Astellas Pharma Inc.	881,400	13,124,799
East Japan Railway Co.	252,400	18,901,993
FANUC Corp.	199,200	36,019,290
Fast Retailing Company Ltd.	51,659	17,307,360	(h)
Hitachi Ltd.	3,099,000	23,672,140
Keyence Corp.	36,700	15,931,733
Mazda Motor Corp.	1,031,500	25,942,107
Mitsubishi Estate Company Ltd.	1,330,224	29,974,189
Mitsubishi Heavy Industries Ltd.	4,284,000	27,574,671
Mitsubishi UFJ Financial Group Inc.	4,752,200	26,777,156
Mitsui Fudosan Company Ltd.	1,426,284	43,762,416
Murata Manufacturing Company Ltd.	372,781	42,364,555
Nidec Corp.	516,800	34,917,480
Rakuten Inc.	2,460,778	28,321,970
SoftBank Corp.	583,001	40,714,531
Sumitomo Mitsui Financial Group Inc.	594,100	24,201,868
Tokio Marine Holdings Inc.	1,174,200	36,425,934
Toyota Motor Corp.	692,981	40,766,972
		526,701,164

Mexico — 0.5%

Grupo Financiero Banorte SAB de C.V., Class O	1,373,089	8,793,536

Netherlands — 3.4%

ASML Holding N.V.	267,528	26,502,459	(h)
ING Groep N.V.	2,481,208	35,273,998	(a)
		61,776,457

South Korea — 1.0%

Samsung Electronics Company Ltd.	15,457	17,311,953

Sweden — 4.4%

Assa Abloy AB, Class B	404,983	20,833,030
Hexagon AB, Class B	310,928	9,842,035
Svenska Cellulosa AB SCA, Class B	472,983	11,250,448
Telefonaktiebolaget LM Ericsson, Class B	2,983,640	37,659,969
		79,585,482

See Notes to Schedules of Investments and Notes to Financial Statements.

International Equity Fund

Schedule of Investments	September 30, 2014

	Number of Shares	Fair Value

Switzerland — 6.0%

ABB Ltd.	761,919	$17,029,533
Givaudan S.A.	7,195	11,459,216	(h)
Nestle S.A.	267,376	19,633,271
Roche Holding AG	164,475	48,529,283
The Swatch Group AG	27,907	13,213,968
		109,865,271

Taiwan — 1.4%

Taiwan Semiconductor Manufacturing Company Ltd.	6,281,548	25,007,638

United Kingdom — 12.8%

Barclays PLC	9,712,982	35,726,086
BHP Billiton PLC	1,144,161	31,648,177
BT Group PLC	1,406,252	8,625,960
Capita PLC	920,556	17,329,843
Experian PLC	767,398	12,194,267
GlaxoSmithKline PLC	1,086,949	24,830,408
HSBC Holdings PLC	1,806,336	18,354,698
International Consolidated Airlines Group S.A.	1,491,847	8,855,800	(a)
Johnson Matthey PLC	202,821	9,564,387
Prudential PLC	1,299,613	28,892,136
Subsea 7 S.A.	114,586	1,636,879
Vodafone Group PLC	5,486,329	18,078,676
WPP PLC	887,044	17,770,607
		233,507,924

Total Common Stock (Cost $1,569,516,276)		1,766,933,458

Preferred Stock — 1.8%

Germany — 1.8%
Volkswagen AG (Cost $31,333,235)	158,095	32,653,040

Total Investments in Securities (Cost $1,600,849,511)		1,799,586,498

Short-Term Investments – 0.5%
State Street Institutional U.S. Government Money Market Fund - Premier Class 0.00% (Cost $8,522,424)		8,522,424	(d,m)

Total Investments (Cost $1,609,371,935)		1,808,108,922

Other Assets and Liabilities, net — 0.5%		9,286,738

NET ASSETS — 100.0%		$1,817,395,660

Other Information:

The Fund had the following short futures contracts open at September 30, 2014:

Description	Expiration date	Number of Contracts	Current Notional Value	Unre alized Appre ciation (Depre ciation)
EURO Stoxx 50 Index Futures	December 2014	390	$(15,878,672)	$(31,881)
FTSE 100 Index Futures	December 2014	77	(8,245,551)	152,643
Topix Index Futures	December 2014	62	(7,497,425)	(146,591)

				$(25,829)

See Notes to Schedules of Investments and Notes to Financial Statements.

International Equity Fund

Schedule of Investments	September 30, 2014

The Fund was invested in the following sectors at September 30, 2014 (unaudited):

Sector	Percentage (based on Fair Value)
Diversified Banks	12.46%
Pharmaceuticals	9.31%
Automobile Manufacturers	5.50%
Diversified Real Estate Activities	4.67%
Life & Health Insurance	3.93%
Industrial Machinery	3.52%
Wireless Telecommunication Services	3.25%
Aerospace & Defense	3.16%
Integrated Oil & Gas	2.96%
Electrical Components & Equipment	2.84%
Electronic Equipment & Instruments	2.73%
Electronic Components	2.34%
Semiconductors	2.34%
Communications Equipment	2.08%
Property & Casualty Insurance	2.01%
Other Diversified Financial Services	1.95%
Industrial Gases	1.78%
Oil & Gas Equipment & Services	1.78%
Diversified Metals & Mining	1.75%
Brewers	1.74%
Application Software	1.74%
Internet Retail	1.57%
Apparel, Accessories & Luxury Goods	1.54%
Semiconductor Equipment	1.47%
Internet Software & Services	1.46%
Multi-Line Insurance	1.41%
Healthcare Services	1.40%
Construction Materials	1.29%
Auto Parts & Equipment	1.17%
Specialty Chemicals	1.16%
Building Products	1.15%
Packaged Foods & Meats	1.09%
Railroads	1.05%
Advertising	0.98%
Human Resource & Employment Services	0.96%
Apparel Retail	0.96%
Heavy Electrical Equipment	0.94%
Casinos & Gaming	0.84%
Biotechnology	0.81%
Research & Consulting Services	0.67%
Oil & Gas Exploration & Production	0.66%
Household Products	0.62%
Construction & Engineering	0.62%
Airlines	0.49%

Sector	Percentage (based on Fair Value)
Coal & Consumable Fuels	0.48%
Integrated Telecommunication Services	0.48%
Electric Utilities	0.42%

99.53%

Short-Term Investments
Short-Term Investments	0.47%

0.47%

100.00%

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund	(Unaudited)

David Wiederecht

President and Chief Investment Officer – Investment Solutions

Jeffrey Palma

Senior Vice President

The Strategic Investment Fund is managed by a team of portfolio managers that includes Jeffrey Palma and David Wiederecht. Messrs. Palma and Wiederecht are vested with oversight authority for determining asset allocations for the Fund. Each of the U.S. equity, international equity and fixed income portions of the Fund are managed by separate teams of portfolio managers and analysts. The sub-portfolios underlying the Fund are managed independently of each other, and the portfolio managers have full discretion over their particular sub-portfolio; however, the portfolio management team is collaborative to ensure strict adherence to seek the Fund’s objective. Effective as of February 6, 2014, Greg Hartch relinquished his role as a portfolio manager for the Fund and now serves as GEAM’s Chief Risk Officer. See portfolio managers’ biographical information beginning on page 121.

Q.	How did the GE Institutional Strategic Investment Fund perform compared to its benchmarks and Morningstar peer group for the twelve-month period ended September 30, 2014?

A.	For the twelve-month period ended September 30, 2014, the GE Institutional Strategic Investment Fund returned 8.98% for the Investment Class shares and 8.79% for the Service Class shares. The Fund’s broad based benchmarks, the S&P 500 Index, the MSCI All Country World ex-U.S. Index and the Barclays U.S. Aggregate Bond Index returned 19.73%, 4.77% and 3.96%, respectively. The Fund’s Morningstar peer group of 853 U.S. moderate allocation funds returned an average of 9.49% over the same period.

Q.	What market conditions impacted the Fund’s performance?

A.	Returns in global equity markets generally cooled off toward the end of this period, following solid gains across the board in early 2014. At the same time, global bond yields continued to move lower, with sharp declines in interest rates in Europe, courtesy of more aggressive policy action announced by the European Central Bank (ECB). For the year as a whole, so far, equity markets have been a bit more subdued than was expected, with the exception of the U.S. It remains the case that interest rates have moved far lower than most had forecast. Despite the approach of the end of the Fed’s quantitative easing program and rising expectations for 2015 rate hikes, U.S. 10-year treasury yields are near their lowest level since last summer.

Growth in the U.S. remains subdued but clearly picked up during this period. Meanwhile, a range of other growth indicators continue to point to moderate, but sustained, growth. Conditions in Europe remained challenging, with growth and inflation both below the desired levels, which has prompted more action by the ECB. Meanwhile, China continues to show signs of a gradual deceleration in growth. All told, conditions in the global economy appear to remain in a slow recovery. At the same time, geopolitical hot spots around the world remain sources of risk.

Given that returns have continued to outstrip earnings growth, price-to-earnings multiples remain at their highs since the financial crisis. Strong balance sheets, accommodative policy, and expectations for continued economic recovery — factors that we have consistently highlighted in recent quarters — have continued to underpin valuations and returns. In the U.S., earnings growth has also remained a solid contributor to returns and has been supported by strong cost discipline, high margins, and continued buyback activity. In Europe, growth remains more sluggish where margins are lower than those in the U.S. However, economic conditions probably need to improve to see material acceleration in earnings in our view.

Some of the biggest market moves recently were again in government bond markets, particularly in Europe. While U.S. rates declined modestly (with larger moves at the long end of the yield curve), European yields fell sharply. The ECB announced another

Strategic Investment Fund	(Unaudited)

rate cut, which moved the deposit rate further into negative territory and it also announced a plan to buy asset-backed securities. While this is still far removed from U.S.-style quantitative easing, these actions signaled a desire to keep policy extremely loose and a willingness to continue to stimulate activity. While credit growth remains weak, we believe growth and inflation are apt to remain under pressure. However, these central bank actions are clearly more proactive than in the past. Moreover, lower rates in Europe have likely played some role in keeping U.S. treasury yields suppressed.

Outside of government bond markets, credit markets in the U.S. were somewhat weaker in the latter part of this period. In particular, high yield bond spreads have widened to the widest levels in a year. Given the resilience of equity markets, it is difficult to suggest that this is being driven by weaker growth expectations. Instead, as quantitative easing is coming to an end and rate hikes are being signaled, it seems that high volatility in bond markets generally has caused some pressure in these areas that have performed well in recent years and where there are lingering concerns about liquidity and increases in leverage.

In the aggregate, global growth trends, with the possible exception of Europe, have not changed much recently. The middle part of the period was clearly disappointing, but most data suggest that the recovery in the U.S. and, mostly, elsewhere is intact. This is not to say that growth trends are robust. Indeed, in most regions, growth has come in below expectations for a variety of reasons. Even at 2.5-3% growth, the U.S. looks to be in one of the healthier positions around the world. Europe continues to face headwinds via currency strength, Ukraine/Russia risks, and continued pressures in the periphery. The consumption tax hike in Japan alongside higher energy costs have weighed on growth. And, China continues to show signs of slowing amid fundamental rebalancing in the economy.

All told, these broadly modest growth trends continue to pose challenges to central bankers. The Fed has nearly completed its quantitative easing program and has clearly begun to lay the groundwork with markets to raise interest rates in the future. Fed forecasts for likely interest rate trends have moved up in recent quarters and discussion from within the Fed has moved away from the one-sided, highly accommodative positioning that has been in place for several years. On the other hand, President of the ECB, Mario Draghi, has worked to continue to ease conditions in Europe given weak growth as well as continued declines in inflation (now below 1%). Lower rates and purchases of asset-backed securities have been the first steps, while investors have increased expectations for Fed-style quantitative easing. Whether the ECB will actually undertake this final step is still unclear, as much work still needs to be done. However, the ECB is certainly trying to be more proactive in taking policy action than had been the case in the past.

Conditions remain challenging for markets in our view. Valuations across asset classes — equities, rates, and credit — are not cheap. We believe growth remains weaker than had been forecast and hoped for, posing challenges for strong economic recovery and for earnings growth. Moreover, the tepid pace of activity continues to keep central bank activity on the front of the radar screen. Across markets, volatility has ticked higher in recent weeks. Given the cross-current of growth, geopolitical, and interest rate uncertainty, we believe this trend is apt to remain in place.

Q.	What were the primary drivers behind Fund performance?

A.	The Fund’s performance was primarily driven by its asset allocation and underlying security selection. A higher allocation to U.S. equity positively impacted the Fund’s performance as U.S. equity markets rallied during the period. A lower allocation to fixed income also contributed to positive performance as fixed income underperformed equity during the period. A higher allocation to cash detracted from performance. The S&P 500 Index outperformed the MSCI All Country World ex-U.S. Index, and both of these equity indices outperformed the Barclays U.S. Aggregate Bond Index over the twelve-month period. Security selection in fixed income positively impacted performance and security selection in U.S. equity and international equity detracted from performance.

Q.	Were there any significant changes in the Fund during the period?

A.	During the twelve-month period the Fund’s exposure to equity and fixed income decreased and exposure to

(Unaudited)

cash increased. Allocations within the Fund were periodically rebalanced to stay within guidelines.

Earlier this year, within equity, we reduced growth, value, equity yield, and mid-cap and placed the proceeds into cash to rebalance the Fund and keep the overall allocation to equity relative to fixed income and cash fairly constant. As the year progressed, we reduced fixed income and increased cash. We also decreased growth equity and equity yield and increased international equity to rebalance the Fund and keep equity allocations close to their strategic targets. We continued to reduce fixed income and growth equity and increased cash. Also, value equity was reduced and fixed income was increased. Toward the end of the period, within U.S. equity, the allocations to growth, value, and equity yield were consolidated into a MultiStyle large-cap blend strategy.

Our preference for equities over bonds has been driven by an expectation for bond yields to rise in the short to medium-term, equity valuations that are in line with long-term averages, and our view that the economic recovery will be sustained. Nevertheless, we believe short-term setbacks in the equity markets are likely to continue to occur. We, therefore, favor being disciplined in rebalancing the Fund, rather than simply letting the Fund’s allocation to equity increase significantly. Returns in both bond and equity markets may be more modest and range-bound going forward. We continue to believe it prudent to maintain a diversified portfolio and remain vigilant in the search for attractive investment opportunities. By tactically allocating between U.S. equity, international equity, and fixed income, we believe the Fund will continue to seek to produce attractive returns while maintaining a prudent level of risk.

Strategic Investment Fund	(Unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, distribution and service fees (for Service Class shares), professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2014.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses paid during the period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

April 1, 2014 - September 30, 2014

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return
Investment Class	1,000.00	1,025.00	1.78
Service Class	1,000.00	1,023.60	3.04
Hypothetical 5% Return (2.5% for the period)
Investment Class	1,000.00	1,023.31	1.78
Service Class	1,000.00	1,022.06	3.04

*	Expenses are equal to the Fund’s annualized expense ratio of 0.35% for Investment Class shares and 0.60% for Service Class shares (for the period April 1, 2014 - September 30, 2014), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Strategic Investment Fund	(Unaudited)

Investment Profile

A mutual fund designed for investors who seek to maximize total return. The Fund seeks to achieve its investment objective by investing primarily in a combination of U.S. and foreign equity and debt securities and cash. The Fund’s asset allocation process utilizes information from GE Asset Management’s Asset Allocation Committee to diversify holdings across these asset classes. The Fund adjusts its weightings based on market and economic conditions to meet its objective.

Morningstar Performance Comparison

Based on average annual returns for periods ended September 30, 2014

	One Year	Five Year	Ten Year
Number of funds in peer group	853	654	432
Peer group average annual total return	9.49%	9.29%	5.89%

Morningstar Category in peer group: Moderate Allocation

Top Ten Largest Equity Holdings

as of September 30, 2014

(as a % of Fair Value) (b)(c)

Amgen Inc.	0.97%
Actavis PLC	0.92%
EMC Corp.	0.84%
Apple Inc.	0.78%
JPMorgan Chase & Co.	0.74%
QUALCOMM Inc.	0.72%
Exxon Mobil Corp.	0.69%
Baidu Inc. ADR	0.67%
PepsiCo Inc.	0.67%
Pfizer Inc.	0.67%

Sector Allocation as of September 30, 2014

Portfolio Composition as a % of Fair Value of $866,458 (in thousands) as of September 30, 2014 (b)(c)

Change in Value of a $10,000 Investment (a)

Investment Class Shares

Average Annual Total Return

for the Periods Ended September 30, 2014

Investment Class Shares (Inception date: 10/29/99)

	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment (a)
Strategic Investment Fund	8.98%	8.58%	6.09%	$18,064
S&P 500 Index	19.73%	15.70%	8.11%	$21,804
Barclays U.S. Aggregate Bond Index	3.96%	4.12%	4.62%	$15,712
MSCI All Country World Index ex U.S.	4.77%	6.03%	7.06%	$19,788

Service Class Shares

Average Annual Total Return

for the Periods Ended September 30, 2014

Service Class Shares (Inception date: 9/30/05)

	One Year	Five Year	Since Inception	Ending Value of a $10,000 Investment (a)
Strategic Investment Fund	8.79%	8.21%	5.41%	$16,063
S&P 500 Index	19.73%	15.70%	7.66%	$19,424
Barclays U.S. Aggregate Bond Index	3.96%	4.12%	4.83%	$15,284
MSCI All Country World Index ex U.S.	4.77%	6.03%	4.88%	$15,347

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.

(b)	Fair Value basis is inclusive of short-term investment in State Street Institutional U.S. Government Money Market Fund Premier Class.

(c)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

See Notes to Performance beginning on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Strategic Investment Fund

Schedule of Investments	September 30, 2014

Strategic Investment Fund

	Number of Shares	Fair Value

Domestic Equity — 34.2%†

Common Stock — 34.2%

Aerospace & Defense — 1.3%

General Dynamics Corp.	31,466	$3,999,014
Hexcel Corp.	13,941	553,458	(a)
Honeywell International Inc.	49,655	4,623,873
The Boeing Co.	11,285	1,437,483
		10,613,828

Agricultural Products — 0.4%

Archer-Daniels-Midland Co.	73,553	3,758,558

Air Freight & Logistics — 0.1%

United Parcel Service Inc., Class B	13,277	1,304,996

Airlines — 0.1%

Delta Air Lines Inc.	33,192	1,199,891

Application Software — 0.2%

Intuit Inc.	23,898	2,094,660

Asset Management & Custody Banks — 1.7%

Ameriprise Financial Inc.	35,183	4,340,879
Invesco Ltd.	121,482	4,796,109
State Street Corp.	67,180	4,945,120	(e)
		14,082,108

Auto Parts & Equipment — 0.1%

TRW Automotive Holdings Corp.	5,311	537,739	(a)

Automobile Manufacturers — 0.2%

Ford Motor Co.	100,903	1,492,355

Automotive Retail — 0.1%

AutoZone Inc.	1,726	879,673	(a)

Biotechnology — 1.8%

Alexion Pharmaceuticals Inc.	11,152	1,849,224	(a)
Amgen Inc.	59,745	8,391,783
Gilead Sciences Inc.	42,220	4,494,319	(a)
		14,735,326

Broadcasting — 0.3%

CBS Corp., Class B	21,243	1,136,500
Discovery Communications Inc., Class C	45,938	1,712,569	(a)
		2,849,069

	Number of Shares	Fair Value

Cable & Satellite — 1.0%

Comcast Corp., Class A	49,124	$2,641,889
Comcast Corp., Special Class A	44,610	2,386,635
Liberty Global PLC, Class C	77,536	3,180,139	(a)
		8,208,663

Casinos & Gaming — 0.2%

Las Vegas Sands Corp.	23,898	1,486,695

Commodity Chemicals — 0.6%

LyondellBasell Industries N.V., Class A	43,149	4,688,570

Communications Equipment — 1.4%

Cisco Systems Inc.	220,925	5,560,682
QUALCOMM Inc.	83,245	6,224,229
		11,784,911

Consumer Finance – 0.5%

American Express Co.	45,805	4,009,770

Data Processing & Outsourced Services — 0.4%

Visa Inc., Class A	14,870	3,172,812

Department Stores — 0.1%

Macy’s Inc.	19,650	1,143,237

Diversified Banks — 2.0%

Bank of America Corp.	94,265	1,607,218
Citigroup Inc.	102,231	5,297,610
JPMorgan Chase & Co.	106,751	6,430,680
Wells Fargo & Co.	67,711	3,512,170
		16,847,678

Diversified Metals & Mining — 0.0%*

Southern Copper Corp.	2,607	77,298

Drug Retail — 0.3%

CVS Health Corp.	30,537	2,430,440

Electric Utilities — 0.1%

NextEra Energy Inc.	10,621	997,099

Electrical Components & Equipment — 0.5%

Eaton Corp. PLC	60,542	3,836,547

Fertilizers & Agricultural Chemicals — 0.4%

Monsanto Co.	27,881	3,136,891

General Merchandise Stores — 0.5%

Dollar General Corp.	33,192	2,028,363	(a)
Target Corp.	33,192	2,080,475
		4,108,838

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund

Schedule of Investments	September 30, 2014

	Number of Shares	Fair Value

Healthcare Distributors — 0.2%

Cardinal Health Inc.	20,579	$1,541,779

Healthcare Equipment — 1.3%

Abbott Laboratories	47,796	1,987,836
Boston Scientific Corp.	312,004	3,684,767	(a)
Covidien PLC	49,921	4,318,666
Stryker Corp.	7,966	643,254
		10,634,523

Healthcare Services — 0.2%

Express Scripts Holding Co.	26,554	1,875,509	(a)

Healthcare Supplies — 0.2%

The Cooper Companies Inc.	10,090	1,571,517

Home Improvement Retail — 0.6%

Lowe’s Companies Inc.	94,929	5,023,643

Household Products — 0.1%

Energizer Holdings Inc.	5,311	654,368

Independent Power Producers & Energy Traders — 0.5%

AES Corp.	136,087	1,929,713
Calpine Corp.	57,090	1,238,853	(a)
NRG Energy Inc.	35,316	1,076,432
		4,244,998

Industrial Machinery — 0.2%

Dover Corp.	18,587	1,493,094

Integrated Oil & Gas — 2.0%

Chevron Corp.	28,147	3,358,500
Exxon Mobil Corp.	63,330	5,956,186
Hess Corp.	38,237	3,606,514
Occidental Petroleum Corp.	42,353	4,072,241
		16,993,441

Integrated Telecommunication Services — 0.4%

Verizon Communications Inc.	63,728	3,185,763

Internet Retail — 0.2%

Amazon.com Inc.	6,638	2,140,357	(a)

Internet Software & Services — 1.1%

eBay Inc.	44,610	2,526,264	(a)
Facebook Inc., Class A	14,073	1,112,330	(a)
Google Inc., Class A	6,426	3,781,123	(a)
Google Inc., Class C	2,921	1,686,468	(a)
		9,106,185

Investment Banking & Brokerage — 0.2%

The Charles Schwab Corp.	61,073	1,794,935

	Number of Shares	Fair Value

Life & Health Insurance — 0.2%

MetLife Inc.	26,554	$1,426,481

Life Sciences Tools & Services — 0.1%

PerkinElmer Inc.	15,932	694,635

Movies & Entertainment — 0.6%

The Walt Disney Co.	22,570	2,009,407
Time Warner Inc.	40,627	3,055,557
		5,064,964

Multi-Line Insurance — 1.3%

American International Group Inc.	97,717	5,278,672
Genworth Financial Inc., Class A	39,830	521,773	(a)
The Hartford Financial Services Group Inc.	130,776	4,871,406
		10,671,851

Oil & Gas Equipment & Services — 1.3%

Cameron International Corp.	21,907	1,454,187	(a)
Halliburton Co.	56,426	3,640,041
Schlumberger Ltd.	55,762	5,670,438
		10,764,666

Oil & Gas Exploration & Production — 0.3%

Anadarko Petroleum Corp.	9,028	915,800
Marathon Oil Corp.	51,779	1,946,373
		2,862,173

Packaged Foods & Meats — 0.4%

Mondelez International Inc., Class A	96,920	3,320,964

Pharmaceuticals — 2.7%

Actavis PLC	33,192	8,008,565	(a)
Johnson & Johnson	48,593	5,179,528
Merck & Company Inc.	60,542	3,588,930
Pfizer Inc.	195,168	5,771,118
		22,548,141

Publishing — 0.0%*

Tribune Media Co., Class A	2,655	174,699	(a)

Railroads — 0.1%

CSX Corp.	13,277	425,661

Regional Banks — 0.4%

Regions Financial Corp.	321,298	3,225,832

Research & Consulting Services — 0.1%

Nielsen N.V.	18,587	823,962

Semiconductor Equipment — 0.1%

Applied Materials Inc.	46,469	1,004,195

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund

Schedule of Investments	September 30, 2014

	Number of Shares	Fair Value

Semiconductors — 0.0%*

Analog Devices Inc.	7,302	$361,376

Soft Drinks — 1.2%

Coca-Cola Enterprises Inc.	88,556	3,928,344
PepsiCo Inc.	62,268	5,796,528
		9,724,872

Specialized Finance — 0.6%

CME Group Inc.	41,689	3,333,244
McGraw Hill Financial Inc.	25,226	2,130,336
		5,463,580

Specialized REITs — 0.6%

American Tower Corp.	51,116	4,785,991

Specialty Chemicals — 0.1%

PPG Industries Inc.	2,390	470,209

Specialty Stores — 0.2%

Dick’s Sporting Goods Inc.	41,158	1,806,013

Systems Software — 0.2%

Microsoft Corp.	13,941	646,305
Oracle Corp.	21,243	813,182
		1,459,487

Technology Hardware, Storage & Peripherals — 2.2%

Apple Inc.	66,915	6,741,686
EMC Corp.	248,275	7,264,527
Hewlett-Packard Co.	136,751	4,850,558
		18,856,771

Total Common Stock (Cost $227,971,767)		285,674,287

Preferred Stock — 0.0%*

Diversified Banks — 0.0%*

Wells Fargo & Co.	9,802	251,225

Total Preferred Stock (Cost $245,050)		251,225

Total Domestic Equity (Cost $228,216,817)		285,925,512

Foreign Equity — 22.0%

Common Stock — 21.6%

Advertising — 0.2%

WPP PLC	81,948	1,641,706

	Number of Shares	Fair Value

Aerospace & Defense — 0.7%

Airbus Group N.V.	38,382	$2,413,090
Embraer S.A. ADR	4,074	159,782
Safran S.A.	46,121	2,990,667
		5,563,539

Airlines — 0.1%

International Consolidated Airlines Group S.A.	137,822	818,129	(a)

Apparel Retail — 0.2%

Fast Retailing Company Ltd.	4,888	1,637,631

Apparel, Accessories & Luxury Goods — 0.3%

Luxottica Group S.p.A.	25,899	1,346,387
The Swatch Group AG	2,577	1,220,210
		2,566,597

Application Software — 0.4%

SAP SE	41,936	3,026,984

Auto Parts & Equipment — 0.2%

Continental AG	10,360	1,962,776

Automobile Manufacturers — 0.8%

Great Wall Motor Company Ltd., Class H	36,134	140,031
Hyundai Motor Co.	1,309	235,846
Mahindra & Mahindra Ltd.	4,627	101,495
Mazda Motor Corp.	95,300	2,396,784
Toyota Motor Corp.	65,880	3,875,616
		6,749,772

Biotechnology — 0.2%

CSL Ltd.	20,772	1,345,792

Brewers — 0.4%

AMBEV S.A. ADR	18,291	119,806
Anheuser-Busch InBev N.V.	26,231	2,909,422
SABMiller PLC	1,647	91,273
		3,120,501

Building Products — 0.2%

Assa Abloy AB, Class B	37,413	1,924,590

Casinos & Gaming — 0.2%

Genting Bhd	37,599	108,712
Sands China Ltd.	296,858	1,548,600
		1,657,312

Coal & Consumable Fuels — 0.1%

Cameco Corp.	43,312	765,823
Coal India Ltd.	19,797	109,129
		874,952

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund

Schedule of Investments	September 30, 2014

	Number of Shares	Fair Value

Commodity Chemicals — 0.0%*

LG Chem Ltd.	508	$122,967

Communications Equipment — 0.4%

Telefonaktiebolaget LM Ericsson, Class B	282,290	3,563,108

Construction & Engineering — 0.2%

China State Construction International Holdings Ltd.	77,264	114,661
Larsen & Toubro Ltd.	47,050	1,104,970
		1,219,631

Construction Materials — 0.3%

Cemex SAB de C.V. ADR	17,961	234,211	(a)
HeidelbergCement AG	32,834	2,161,499
Indocement Tunggal Prakarsa Tbk PT	36,500	64,710
		2,460,420

Department Stores — 0.0%*

Matahari Department Store Tbk PT	117,076	155,955
Shinsegae Company Ltd.	430	89,295
Woolworths Holdings Ltd.	20,249	125,091
		370,341

Diversified Banks — 2.8%

Banco Santander Chile ADR	3,087	68,192
Bank of China Ltd., Class H	605,978	270,680
Barclays PLC	929,119	3,417,466
BNP Paribas S.A.	43,411	2,881,564
Credicorp Ltd.	956	146,641
Credit Agricole S.A.	158,053	2,382,790
CTBC Financial Holding Company Ltd.	219,211	147,232
Erste Group Bank AG	1,772	40,466
Grupo Financiero Banorte SAB de C.V., Class O	157,276	1,007,227
HSBC Holdings PLC	166,701	1,693,897
ICICI Bank Ltd.	104,849	2,428,764
Industrial & Commercial Bank of China Ltd., Class H	457,203	285,155
Intesa Sanpaolo S.p.A.	917,662	2,770,607
Kasikornbank PCL NVDR	14,700	106,322
Malayan Banking Bhd	61,773	187,533
Metropolitan Bank & Trust Co.	85,186	164,624
Mitsubishi UFJ Financial Group Inc.	438,900	2,473,064
Shinhan Financial Group Company Ltd.	5,358	246,664
Sumitomo Mitsui Financial Group Inc.	55,000	2,240,536
		22,959,424

Diversified Metals & Mining — 0.4%

BHP Billiton PLC	105,703	2,923,808
MMC Norilsk Nickel OJSC ADR	4,478	83,208
		3,007,016

	Number of Shares	Fair Value

Diversified Real Estate Activities — 0.9%

Brookfield Asset Management Inc., Class A	21,838	$982,519
Mitsubishi Estate Company Ltd.	122,588	2,762,299
Mitsui Fudosan Company Ltd.	131,399	4,031,692
		7,776,510

Education Services — 0.0%*

Kroton Educacional S.A.	19,022	119,431

Electric Utilities — 0.1%

Power Grid Corporation of India Ltd.	373,849	816,576

Electrical Components & Equipment — 0.6%

Nidec Corp.	47,600	3,216,083
Schneider Electric SE	19,718	1,513,052
		4,729,135

Electronic Components — 0.5%

Murata Manufacturing Company Ltd.	34,499	3,920,626

Electronic Equipment & Instruments — 0.6%

Hexagon AB, Class B	28,724	909,222
Hitachi Ltd.	287,000	2,192,289
Keyence Corp.	3,400	1,475,965
		4,577,476

Food Retail — 0.0%*

Magnit OJSC GDR	2,788	160,366

Gas Utilities — 0.0%*

China Resources Gas Group Ltd.	33,329	90,182
ENN Energy Holdings Ltd.	15,087	98,705
		188,887

Healthcare Services — 0.3%

Fresenius SE & Company KGaA	47,286	2,334,830

Healthcare Supplies — 0.0%*

Ginko International Company Ltd.	7,460	100,240

Heavy Electrical Equipment — 0.2%

ABB Ltd.	70,394	1,573,365

Highways & Railtracks — 0.0%*

CCR S.A.	15,106	103,478

Household Appliances — 0.0%*

Techtronic Industries Co.	46,880	135,481

Household Products — 0.1%

LG Household & Healthcare Ltd.	185	88,779
Svenska Cellulosa AB SCA, Class B	43,698	1,039,407
		1,128,186

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund

Schedule of Investments	September 30, 2014

	Number of Shares	Fair Value

Human Resource & Employment Services — 0.2%

Capita PLC	85,046	$1,601,026

Industrial Conglomerates — 0.0%*

Alfa SAB de C.V., Class A	42,214	145,216
Enka Insaat ve Sanayi AS	20,627	47,028
		192,244

Industrial Gases — 0.4%

Linde AG	15,962	3,055,760

Industrial Machinery — 0.7%

Airtac International Group	3,544	28,551
FANUC Corp.	18,400	3,327,083
Mitsubishi Heavy Industries Ltd.	395,000	2,542,482
		5,898,116

Integrated Oil & Gas — 0.9%

Cenovus Energy Inc.	53,209	1,434,555
Cenovus Energy Inc.	75,678	2,034,225
China Petroleum & Chemical Corp., Class H	291,725	255,147
Lukoil OAO ADR	3,425	174,332	(††)
Lukoil OAO ADR	847	43,147	(††)
Total S.A.	55,540	3,597,011
		7,538,417

Integrated Telecommunication Services — 0.1%

BT Group PLC	129,925	796,961

Internet Retail — 0.3%

Rakuten Inc.	227,298	2,616,054

Internet Software & Services — 0.8%

Baidu Inc. ADR	26,606	5,806,227	(a)
NAVER Corp.	170	129,859
SouFun Holdings Ltd. ADR	3,058	30,427
Tencent Holdings Ltd.	25,155	373,683
Yandex N.V.	940	26,127	(a)
		6,366,323

IT Consulting & Other Services — 0.0%*

HCL Technologies Ltd.	7,906	219,487

Life & Health Insurance — 0.8%

AIA Group Ltd.	816,320	4,212,682
Prudential PLC	120,063	2,669,161
		6,881,843

Multi-Line Insurance — 0.3%

AXA S.A.	95,798	2,360,122
BB Seguridade Participacoes S.A.	7,792	102,426
		2,462,548

	Number of Shares	Fair Value

Oil & Gas Equipment & Services — 0.4%

Anton Oilfield Services Group	153,956	$45,407
Subsea 7 S.A.	10,586	151,223
Technip S.A.	33,605	2,819,433
Weatherford International PLC	13,277	276,161	(a)
		3,292,224

Oil & Gas Exploration & Production — 0.2%

Afren PLC	123,974	208,096	(a)
Peyto Exploration & Development Corp.	34,768	1,099,459
		1,307,555

Other Diversified Financial Services — 0.4%

ING Groep N.V.	235,182	3,343,456	(a)

Packaged Foods & Meats — 0.2%

China Mengniu Dairy Company Ltd.	27,802	114,047
Nestle S.A.	24,700	1,813,707
		1,927,754

Personal Products — 0.0%*

Hengan International Group Company Ltd.	5,457	53,613

Pharmaceuticals — 2.0%

Aspen Pharmacare Holdings Ltd.	5,260	156,399

Astellas Pharma Inc.	80,500	1,198,714

Bayer AG	21,795	3,032,998

CSPC Pharmaceutical Group Ltd.	92,095	76,606

GlaxoSmithKline PLC	100,417	2,293,939

GlaxoSmithKline PLC ADR	11,949	549,296

Roche Holding AG	15,545	4,586,641

Sanofi	32,187	3,639,979

Valeant Pharmaceuticals International Inc.	8,118	1,066,007	(a)
		16,600,579

Property & Casualty Insurance — 0.4%

Tokio Marine Holdings Inc.	108,500	3,365,878

Railroads — 0.2%

East Japan Railway Co.	23,300	1,744,914

Research & Consulting Services — 0.1%

Experian PLC	70,461	1,119,654

Residential REITs — 0.0%*

Emlak Konut Gayrimenkul Yatirim Ortakligi AS	58,005	60,619

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund

Schedule of Investments	September 30, 2014

	Number of Shares	Fair Value

Semiconductor Equipment — 0.3%

ASML Holding N.V.	24,718	$2,448,670

Semiconductors — 0.6%

MediaTek Inc.	10,000	148,097
Samsung Electronics Company Ltd.	1,769	1,981,293
Taiwan Semiconductor Manufacturing Company Ltd.	721,876	2,873,880
		5,003,270

Specialty Chemicals — 0.2%

Givaudan S.A.	665	1,059,122
Johnson Matthey PLC	18,740	883,718
		1,942,840

Thrifts & Mortgage Finance — 0.0%*

Housing Development Finance Corp.	16,181	275,327

Tires & Rubber — 0.0%*

Hankook Tire Company Ltd.	2,136	104,078

Tobacco — 0.0%*

ITC Ltd.	22,136	132,699

Trading Companies & Distributors — 0.0%*

Mills Estruturas e Servicos de Engenharia S.A.	6,762	49,412

Wireless Telecommunication Services — 0.7%

China Mobile Ltd.	7,290	85,213
MTN Group Ltd.	9,648	203,131
SoftBank Corp.	55,100	3,847,971
Vodafone Group PLC	506,853	1,670,194
		5,806,509

Total Common Stock (Cost $161,744,642)		180,465,605

Preferred Stock — 0.4%

Automobile Manufacturers — 0.4%

Volkswagen AG	15,176	3,134,460

Diversified Banks — 0.0%*

Itau Unibanco Holding S.A.	15,337	212,061

Integrated Oil & Gas — 0.0%*

Petroleo Brasileiro S.A.	15,844	117,006

Steel — 0.0%*

Vale S.A.	11,846	114,998

Total Preferred Stock (Cost $3,659,357)		3,578,525

Total Foreign Equity (Cost $165,403,999)		184,044,130

		Principal Amount	Fair Value

Bonds and Notes — 29.8%

U.S. Treasuries — 8.7%

U.S. Treasury Bonds
3.38%	05/15/44	$2,818,600	$2,910,205	(h)
4.50%	02/15/36	8,532,700	10,531,220	(h)
4.50%	05/15/38	1,414,900	1,749,391
U.S. Treasury Notes
0.50%	06/30/16 - 08/31/16	26,562,200	26,565,072	(h)
0.75%	01/15/17	4,069,500	4,066,957	(h)
1.00%	09/30/16 - 09/15/17	10,786,000	10,858,748
1.63%	06/30/19	12,205,600	12,140,764	(h)
2.50%	05/15/24	3,583,400	3,585,640	(h)
			72,407,997

Agency Mortgage Backed — 8.4%

Federal Home Loan Mortgage Corp.
4.00%	05/01/44	3,332,139	3,522,369	(h)
4.50%	06/01/33 - 02/01/35	8,139	8,812
5.00%	07/01/35	40,383	45,113
5.00%	06/01/41	814,533	909,121	(h)
5.50%	05/01/20 - 04/01/39	204,384	228,845
6.00%	04/01/17 - 11/01/37	265,297	303,954
6.50%	06/01/29	962	1,088
7.00%	10/01/16 - 08/01/36	33,192	37,868
7.00%	08/01/23	129,307	138,286	(h)
7.50%	09/01/33	457	494
8.00%	04/01/30 - 11/01/30	1,157	1,319
9.00%	04/01/16 - 06/01/21	257	273
5.50%	TBA	305,000	338,836	(c)
Federal National Mortgage Assoc.
2.10%	04/01/37	747	750	(i)
3.00%	02/01/43 - 06/01/43	13,082,391	12,933,823	(h)
3.50%	11/01/42 - 02/01/43	3,472,153	3,563,220	(h)
4.00%	05/01/19 - 12/01/41	397,838	419,890
4.00%	01/01/41 - 03/01/44	5,910,200	6,246,964	(h)
4.50%	05/01/18 - 11/01/40	4,774,785	5,163,217
4.50%	10/01/39 - 04/01/41	4,295,068	4,644,334	(h)
5.00%	07/01/20 - 04/01/39	150,473	166,973
5.00%	06/01/41	1,202,875	1,345,048	(h)
5.50%	06/01/20 - 01/01/39	436,962	487,091
5.50%	11/01/35 - 08/01/37	1,081,937	1,211,356	(h)
6.00%	02/01/20 - 08/01/35	392,999	449,271
6.00%	03/01/34	432,320	492,599	(h)
6.50%	02/01/16 - 08/01/34	34,548	37,635
6.50%	11/01/31	122,838	139,712	(h)
7.00%	10/01/16 - 12/01/33	1,934	2,039
7.00%	10/01/22	19,654	19,869	(h)
7.50%	05/01/15 - 12/01/33	5,463	6,038
8.00%	12/01/15 - 01/01/33	1,061	1,221
9.00%	12/01/17 - 12/01/22	1,111	1,216
3.00%	TBA	2,241,000	2,209,136	(c)
3.50%	TBA	5,845,000	5,974,229	(c)
4.50%	TBA	2,900,000	3,060,860	(c)
5.00%	TBA	2,848,000	3,134,059	(c)
6.00%	TBA	3,095,000	3,498,196	(c)
6.50%	TBA	568,000	644,591

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund

Schedule of Investments	September 30, 2014

		Principal Amount	Fair Value

Government National Mortgage Assoc.
3.00%	06/20/43	$1,727,433	$1,742,249
3.50%	05/20/43	2,201,275	2,279,231
4.00%	01/20/41 - 04/20/43	2,734,408	2,907,381
4.50%	08/15/33 - 03/20/41	1,435,949	1,564,991
5.00%	08/15/33	16,654	18,502
6.00%	06/15/33 - 09/15/36	66,328	76,475
6.50%	02/15/24 - 06/15/34	16,014	18,202
7.00%	04/15/28 - 10/15/36	12,442	13,845
8.00%	06/15/30	34	35
8.50%	10/15/17	3,330	3,567
9.00%	11/15/16 - 12/15/21	4,884	5,189
5.00%	TBA	75,000	82,496	(c)
			70,101,878

Agency Collateralized Mortgage Obligations — 0.1%

Collateralized Mortgage Obligation Trust
0.01%	11/01/18	125	125	(d,f)
Federal Home Loan Mortgage Corp.
0.08%	09/25/43	99,165	291	(g,i)
Federal Home Loan Mortgage Corp. REMIC
3.50%	11/15/24 - 11/15/30	886,406	90,486	(g)
4.50%	03/15/18	2,459	58	(g)
5.00%	10/15/18 - 02/15/38	20,404	859	(g)
5.50%	06/15/33	5,866	1,121	(g)
5.95%	07/15/39	1,072,107	162,886	(g,i)
6.45%	08/15/25	362,177	47,552	(g,i)
7.50%	07/15/27	2,031	371	(g)
8.00%	04/15/20	44	47
Federal Home Loan Mortgage Corp. STRIPS
1.47%	08/01/27	182	169	(d,f)
8.00%	02/01/23 - 07/01/24	723	163	(g)
Federal National Mortgage Assoc. REMIC
0.51%	12/25/22	250	244	(d,f)
1.24%	12/25/42	40,205	1,669	(g,i)
5.00%	02/25/40 - 09/25/40	546,013	64,395	(g)
5.85%	07/25/38	93,681	12,796	(g,h,i)
Federal National Mortgage Assoc. STRIPS
4.50%	08/25/35 - 01/25/36	92,859	14,633	(g)
5.00%	03/25/38 - 05/25/38	55,947	9,287	(g)
5.50%	12/25/33	10,199	2,009	(g)
6.00%	01/25/35	47,528	9,725	(g)
7.50%	11/25/23	4,763	863	(g)
8.00%	08/25/23 - 07/25/24	1,492	304	(g)
8.50%	03/25/17 - 07/25/22	376	52	(g)
9.00%	05/25/22	230	47	(g)
Government National Mortgage Assoc.
4.50%	10/20/37 - 08/16/39	927,814	97,238	(g)
5.00%	12/20/35 - 09/20/38	456,760	37,716	(g)
6.10%	02/20/40	1,677,923	295,429	(g,i)
			850,535

Asset Backed — 0.0%*

Ford Credit Auto Lease Trust 2013-A
1.28%	06/15/16	100,000	100,259

Corporate Notes — 10.6%

21st Century Fox America Inc.
6.65%	11/15/37	160,000	200,557

		Principal Amount	Fair Value

ABB Finance USA Inc.
1.63%	05/08/17	$266,000	$267,528
AbbVie Inc.
1.75%	11/06/17	234,000	233,202
2.00%	11/06/18	211,000	207,745
ACCO Brands Corp.
6.75%	04/30/20	69,000	71,415
Actavis Funding SCS
1.30%	06/15/17	399,000	391,549	(b)
4.85%	06/15/44	166,000	155,956	(b)
Agrium Inc.
4.90%	06/01/43	241,000	244,559
Alcoa Inc.
5.13%	10/01/24	65,000	65,084
Altria Group Inc.
2.95%	05/02/23	141,000	134,406
4.50%	05/02/43	141,000	133,112
American Axle & Manufacturing Inc.
6.25%	03/15/21	187,000	194,480
7.75%	11/15/19	55,000	61,600
American Campus Communities Operating Partnership LP
4.13%	07/01/24	249,000	249,717
American Seafoods Group LLC
10.75%	05/15/16	650,000	632,125	(b)
American Tower Trust Corp. (REIT)
3.40%	02/15/19	515,000	526,160
3.50%	01/31/23	80,000	76,054
Amgen Inc.
2.20%	05/22/19	499,000	493,711
Anadarko Petroleum Corp.
6.20%	03/15/40	271,000	331,467
Anheuser-Busch InBev Worldwide Inc.
2.50%	07/15/22	503,000	475,306
ANZ New Zealand International Ltd.
2.60%	09/23/19	300,000	300,724	(b)
AP Moeller - Maersk A/S
2.55%	09/22/19	235,000	235,568	(b)
3.75%	09/22/24	235,000	235,623	(b)
Apple Inc.
2.85%	05/06/21	524,000	525,028
3.45%	05/06/24	500,000	504,972
Aramark Services Inc.
5.75%	03/15/20	482,000	494,050
Archer-Daniels-Midland Co.
4.02%	04/16/43	151,000	143,887
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc.
3.23%	12/15/19	200,000	193,500	(b,i)
Arizona Public Service Co.
6.25%	08/01/16	33,000	36,163
Ascension Health
4.85%	11/15/53	235,000	261,308
AT&T Inc.
2.38%	11/27/18	488,000	492,565
4.35%	06/15/45	215,000	197,618
4.80%	06/15/44	200,000	197,052

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund

Schedule of Investments	September 30, 2014

		Principal Amount	Fair Value

AXIS Specialty Finance PLC
5.15%	04/01/45	$189,000	$196,312
Bank of America Corp.
1.70%	08/25/17	172,000	171,257
2.00%	01/11/18	699,000	695,960
2.60%	01/15/19	293,000	292,429
4.00%	04/01/24	524,000	529,461
4.10%	07/24/23	163,000	166,406
Barclays Bank PLC
2.25%	05/10/17	815,000	835,000	(b)
Bed Bath & Beyond Inc.
3.75%	08/01/24	169,000	167,566
4.92%	08/01/34	51,000	50,745
5.17%	08/01/44	234,000	229,123
Berkshire Hathaway Energy Co.
6.13%	04/01/36	789,000	976,421
Berkshire Hathaway Finance Corp.
2.90%	10/15/20	418,000	424,890
3.00%	05/15/22	236,000	235,473
BHP Billiton Finance USA Ltd.
5.00%	09/30/43	174,000	190,882
Bombardier Inc.
4.75%	04/15/19	208,000	207,480	(b)
6.00%	10/15/22	343,000	341,285	(b)
7.75%	03/15/20	212,000	231,122	(b)
BP Capital Markets PLC
1.38%	05/10/18	291,000	285,780
3.81%	02/10/24	353,000	357,322
Branch Banking & Trust Co.
3.80%	10/30/26	255,000	253,821
Brocade Communications Systems Inc.
4.63%	01/15/23	687,000	659,520
Calpine Corp.
5.75%	01/15/25	205,000	199,106
5.88%	01/15/24	255,000	263,925	(b)
Caterpillar Inc.
4.30%	05/15/44	175,000	177,794
Catholic Health Initiatives
2.60%	08/01/18	105,000	106,424
4.35%	11/01/42	82,000	80,031
CBS Corp.
3.70%	08/15/24	266,000	262,683
4.90%	08/15/44	171,000	169,030
CBS Outdoor Americas Capital LLC/ CBS Outdoor Americas Capital Corp.
5.63%	02/15/24	208,000	208,520	(b)
Cequel Capital Corp.
5.13%	12/15/21	420,000	401,717	(b)
CF Industries Inc.
5.38%	03/15/44	175,000	183,136
Chesapeake Energy Corp.
3.25%	03/15/16	166,000	166,415
Citigroup Inc.
1.75%	05/01/18	582,000	573,865
5.50%	09/13/25	506,000	551,039

		Principal Amount	Fair Value

CMS Energy Corp.
4.88%	03/01/44	$171,000	$178,133
CNA Financial Corp.
5.88%	08/15/20	206,000	234,924
CNH Industrial Capital LLC
3.38%	07/15/19	146,000	137,605	(b)
3.88%	11/01/15	66,000	66,413
CNOOC Nexen Finance 2014 ULC
4.25%	04/30/24	349,000	353,716
Cogeco Cable Inc.
4.88%	05/01/20	270,000	267,975	(b)
Comcast Corp.
4.20%	08/15/34	171,000	169,531
4.75%	03/01/44	171,000	180,401
Commonwealth Bank of Australia
0.75%	01/15/16	354,000	354,276	(b)
Constellation Brands Inc.
7.25%	09/01/16	269,000	294,555
Continental Resources Inc.
4.90%	06/01/44	166,000	161,826
Corp Andina de Fomento
4.38%	06/15/22	425,000	454,212
Corporate Office Properties LP (REIT)
3.60%	05/15/23	347,000	331,877
3.70%	06/15/21	169,000	166,895
COX Communications Inc.
4.70%	12/15/42	59,000	56,904	(b)
Credit Suisse AG
2.60%	05/27/16	253,000	260,542	(b)
Crown Americas LLC/Crown Americas Capital Corp. IV
4.50%	01/15/23	138,000	130,410
CSX Corp.
4.50%	08/01/54	172,000	167,963
CVS Health Corp.
2.25%	08/12/19	514,000	508,778
Daimler Finance North America LLC
2.38%	08/01/18	778,000	787,494	(b)
Denbury Resources Inc.
6.38%	08/15/21	190,000	197,600
Dexia Credit Local S.A.
2.25%	01/30/19	715,000	721,348	(b)
Diageo Capital PLC
1.13%	04/29/18	282,000	275,491
Diageo Investment Corp.
2.88%	05/11/22	346,000	339,194
DigitalGlobe Inc.
5.25%	02/01/21	469,000	450,240	(b)
DIRECTV Holdings LLC
4.45%	04/01/24	262,000	272,861
5.15%	03/15/42	167,000	168,861
Dollar General Corp.
1.88%	04/15/18	335,000	322,642
4.13%	07/15/17	341,000	356,138
Dominion Resources Inc.
1.95%	08/15/16	668,000	679,047

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund

Schedule of Investments	September 30, 2014

		Principal Amount	Fair Value

Duke Energy Corp.
1.63%	08/15/17	$232,000	$232,915
3.75%	04/15/24	245,000	251,170
Eaton Corp.
2.75%	11/02/22	490,000	472,440
Ecopetrol S.A.
5.88%	05/28/45	85,000	86,063
El Paso Pipeline Partners Operating Company LLC
4.30%	05/01/24	349,000	346,714
Electricite de France S.A.
2.15%	01/22/19	704,000	702,039	(b)
Enbridge Inc.
4.50%	06/10/44	166,000	161,633
Endo Finance LLC & Endo Finco Inc.
5.38%	01/15/23	110,000	105,050	(b)
Energy Transfer Equity LP
5.88%	01/15/24	347,000	351,337
Energy Transfer Partners LP
6.50%	02/01/42	217,000	247,091
Ensco PLC
4.50%	10/01/24	337,000	338,135
5.75%	10/01/44	170,000	172,338
ERP Operating LP
4.50%	07/01/44	199,000	195,962
European Investment Bank
4.88%	01/17/17	535,000	583,307
Everest Reinsurance Holdings Inc.
4.87%	06/01/44	82,000	81,534
Exelon Corp.
4.90%	06/15/15	334,000	343,751
Express Scripts Holding Co.
2.25%	06/15/19	665,000	655,683
Five Corners Funding Trust
4.42%	11/15/23	373,000	390,408	(b)
Florida Power & Light Co.
4.13%	02/01/42	131,000	131,655
Ford Motor Credit Company LLC
5.88%	08/02/21	261,000	300,104
Forest Laboratories Inc.
5.00%	12/15/21	343,000	366,628	(b)
Freeport-McMoRan Inc.
5.45%	03/15/43	119,000	121,336
Fresenius Medical Care US Finance Inc.
5.75%	02/15/21	100,000	105,500	(b)
Frontier Communications Corp.
7.13%	03/15/19	219,000	236,520
General Motors Co.
4.88%	10/02/23	131,000	138,533
General Motors Financial Company Inc.
2.63%	07/10/17	137,000	137,622
3.00%	09/25/17	220,000	222,200
3.50%	07/10/19	137,000	138,027
4.38%	09/25/21	366,000	374,235

		Principal Amount	Fair Value

Gilead Sciences Inc.
4.80%	04/01/44	$262,000	$275,352
Glencore Funding LLC
2.50%	01/15/19	182,000	178,163	(b)
4.13%	05/30/23	421,000	416,667	(b)
4.63%	04/29/24	405,000	408,199	(b)
Grupo Televisa SAB
5.00%	05/13/45	200,000	197,578
HCA Inc.
4.75%	05/01/23	576,000	563,040
6.50%	02/15/20	444,000	485,070
Hewlett-Packard Co.
2.75%	01/14/19	707,000	718,066
Hexion US Finance Corp.
6.63%	04/15/20	195,000	195,975
Hughes Satellite Systems Corp.
6.50%	06/15/19	144,000	153,000
Humana Inc.
3.85%	10/01/24	335,000	334,777
Huntsman International LLC
4.88%	11/15/20	275,000	270,875
Hyundai Capital America
2.13%	10/02/17	118,000	119,429	(b)
Illinois Tool Works Inc.
3.50%	03/01/24	343,000	348,584
Ingles Markets Inc.
5.75%	06/15/23	227,000	228,135
Intelsat Jackson Holdings S.A.
5.50%	08/01/23	347,000	331,385
International Business Machines Corp.
3.63%	02/12/24	361,000	368,390
Intesa Sanpaolo S.p.A.
5.02%	06/26/24	66,000	64,306	(b)
Invesco Finance PLC
3.13%	11/30/22	391,000	385,915
Iron Mountain Inc.
6.00%	08/15/23	346,000	354,650
JB Poindexter & Company Inc.
9.00%	04/01/22	83,000	89,121	(b)
JBS USA LLC/JBS USA Finance Inc.
5.88%	07/15/24	190,000	182,400	(b)
Jefferies Group Inc.
5.13%	01/20/23	283,000	300,800
6.50%	01/20/43	90,000	99,448
John Deere Capital Corp.
3.35%	06/12/24	333,000	335,248
Johnson Controls Inc.
4.63%	07/02/44	166,000	162,072
JPMorgan Chase & Co.
3.88%	09/10/24	506,000	496,054
5.00%	12/29/49	244,000	237,851	(i)
6.10%	10/29/49	405,000	400,444	(i)
KB Home
7.00%	12/15/21	346,000	360,705

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund

Schedule of Investments	September 30, 2014

		Principal Amount	Fair Value

Kerr-McGee Corp.
6.95%	07/01/24	$107,000	$134,647
KFW
4.50%	07/16/18	446,000	494,221
Kilroy Realty LP
4.25%	08/15/29	172,000	169,976
Kinder Morgan Energy Partners LP
3.50%	09/01/23	244,000	231,706
5.50%	03/01/44	175,000	175,390
Kinder Morgan Inc.
5.63%	11/15/23	401,000	426,062	(b)
Kinross Gold Corp.
5.95%	03/15/24	171,000	173,937	(b)
6.88%	09/01/41	43,000	43,900
Korea National Oil Corp.
2.88%	11/09/15	289,000	294,688	(b)
L Brands Inc.
5.63%	02/15/22	346,000	360,705
L-3 Communications Corp.
1.50%	05/28/17	236,000	234,271
3.95%	05/28/24	125,000	124,026
Lamar Media Corp.
5.00%	05/01/23	346,000	333,025
Land O’ Lakes Inc.
6.00%	11/15/22	97,000	103,664	(b)
Liberty Mutual Group Inc.
4.25%	06/15/23	314,000	320,915	(b)
Linn Energy LLC
6.25%	11/01/19	71,000	69,314
Macquarie Bank Ltd.
2.60%	06/24/19	665,000	664,461	(b)
Marathon Petroleum Corp.
3.63%	09/15/24	340,000	332,812
4.75%	09/15/44	264,000	253,430
Marsh & McLennan Companies Inc.
3.50%	03/10/25	335,000	329,443
Mattel Inc.
2.35%	05/06/19	524,000	521,215
MEG Energy Corp.
6.50%	03/15/21	208,000	213,200	(b)
Memorial Sloan-Kettering Cancer Center
4.13%	07/01/52	105,000	101,500
Metlife Inc.
4.72%	12/15/44	135,000	136,267
Mizuho Bank Ltd.
2.45%	04/16/19	420,000	419,069	(b)
Monsanto Co.
3.38%	07/15/24	165,000	164,138
4.70%	07/15/64	98,000	97,539
Morgan Stanley
2.13%	04/25/18	502,000	501,947
2.38%	07/23/19	516,000	507,841
4.10%	05/22/23	403,000	401,887
4.35%	09/08/26	265,000	260,447
4.75%	03/22/17	172,000	184,833

		Principal Amount	Fair Value

4.88%	11/01/22	$256,000	$270,459
5.00%	11/24/25	217,000	226,941
Motorola Solutions Inc.
4.00%	09/01/24	343,000	334,808
Mylan Inc.
5.40%	11/29/43	163,000	172,754
7.88%	07/15/20	71,000	77,446	(b)
National Agricultural Cooperative Federation
4.25%	01/28/16	135,000	140,080	(b)
National Retail Properties Inc.
3.90%	06/15/24	279,000	279,695
NCL Corporation Ltd.
5.00%	02/15/18	150,000	151,500
Newfield Exploration Co.
5.63%	07/01/24	301,000	322,070
5.75%	01/30/22	279,000	299,227
Newmont Mining Corp.
4.88%	03/15/42	131,000	110,444
Nexen Energy ULC
6.40%	05/15/37	144,000	175,477
NextEra Energy Capital Holdings Inc.
2.60%	09/01/15	456,000	464,094
Northeast Utilities
1.45%	05/01/18	292,000	287,353
Omnicom Group Inc.
3.63%	05/01/22	105,000	106,545
Oracle Corp.
2.25%	10/08/19	674,000	671,213
3.63%	07/15/23	224,000	229,886
4.50%	07/08/44	166,000	168,045
Owens & Minor Inc.
3.88%	09/15/21	335,000	335,413
Pacific Gas & Electric Co.
3.40%	08/15/24	506,000	502,306
PacifiCorp
6.25%	10/15/37	3,000	3,895
People’s United Bank
4.00%	07/15/24	391,000	388,226
Perrigo Company PLC
2.30%	11/08/18	346,000	343,691	(b)
Petrobras International Finance Co.
3.50%	02/06/17	257,000	261,467
3.88%	01/27/16	103,000	105,421
Petroleos Mexicanos
3.50%	01/30/23	147,000	140,826
Philip Morris International Inc.
4.13%	03/04/43	140,000	132,177
Pitney Bowes Inc.
4.63%	03/15/24	329,000	333,493
Plains Exploration & Production Co.
6.50%	11/15/20	83,000	90,895
PNC Bank
2.40%	10/18/19	685,000	680,864
Prudential Financial Inc.
5.63%	06/15/43	166,000	173,005	(i)

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund

Schedule of Investments	September 30, 2014

		Principal Amount	Fair Value

Range Resources Corp.
5.75%	06/01/21	$153,000	$160,650
Regency Energy Partners LP/ Regency Energy Finance Corp.
5.00%	10/01/22	178,000	175,330
Revlon Consumer Products Corp.
5.75%	02/15/21	463,000	453,740
Roche Holdings Inc.
2.25%	09/30/19	69,000	68,716	(b)
2.88%	09/29/21	365,000	364,477	(b)
3.35%	09/30/24	365,000	365,678	(b)
Rowan Companies Inc.
4.75%	01/15/24	246,000	247,291
5.85%	01/15/44	70,000	68,892
Royal Bank of Canada
1.20%	09/19/18	773,000	768,891
RSI Home Products Inc.
6.88%	03/01/18	267,000	278,347	(b)
Ryder System Inc.
2.45%	09/03/19	419,000	416,651
Sabine Pass Liquefaction LLC
5.63%	02/01/21	885,000	909,337
Schaeffler Holding Finance BV
6.88%	08/15/18	260,000	270,400	(b,o)
Seagate HDD Cayman
4.75%	01/01/25	256,000	254,720	(b)
Shell International Finance BV
3.40%	08/12/23	500,000	508,119
Smurfit Kappa Acquisitions
4.88%	09/15/18	400,000	408,000	(b)
Spectra Energy Partners LP
4.75%	03/15/24	343,000	367,893
Sprint Corp.
7.25%	09/15/21	191,000	198,879	(b)
Steel Dynamics Inc.
5.13%	10/01/21	220,000	223,300	(b)
Sysco Corp.
2.35%	10/02/19	335,000	335,007	(c)
3.50%	10/02/24	235,000	235,645	(c)
4.35%	10/02/34	135,000	136,963	(c)
T-Mobile USA Inc.
6.25%	04/01/21	300,000	303,000
Talisman Energy Inc.
6.25%	02/01/38	119,000	132,754
Tampa Electric Co.
4.35%	05/15/44	169,000	173,853
Target Corp.
3.50%	07/01/24	382,000	382,367
Teachers Insurance & Annuity Association of America
4.90%	09/15/44	335,000	341,406	(b)
Teck Resources Ltd.
3.75%	02/01/23	323,000	304,001
5.40%	02/01/43	141,000	131,264

		Principal Amount	Fair Value

Telecom Italia S.p.A.
5.30%	05/30/24	$400,000	$392,000	(b)
Tenet Healthcare Corp.
4.75%	06/01/20	921,000	914,092
6.00%	10/01/20	347,000	366,952
Textron Inc.
6.20%	03/15/15	212,000	217,343
The Allstate Corp.
5.75%	08/15/53	186,000	198,090	(i)
The Bank of Tokyo-Mitsubishi UFJ Ltd.
2.30%	03/10/19	400,000	398,867	(b)
2.35%	09/08/19	515,000	510,679	(b)
The Dow Chemical Co.
3.50%	10/01/24	675,000	658,393
4.25%	10/01/34	340,000	327,372
The Goldman Sachs Group Inc.
2.38%	01/22/18	324,000	327,363
2.63%	01/31/19	528,000	526,642
2.90%	07/19/18	223,000	228,420
4.00%	03/03/24	411,000	413,951
4.80%	07/08/44	199,000	200,106
The Korea Development Bank
3.25%	03/09/16	348,000	358,412
The Potomac Edison Co.
5.35%	11/15/14	15,000	15,088
The Southern Co.
2.45%	09/01/18	413,000	420,087
The Timken Co.
3.88%	09/01/24	262,000	257,901	(b)
The Williams Companies Inc.
4.55%	06/24/24	108,000	106,841
5.75%	06/24/44	166,000	163,102
8.75%	03/15/32	134,000	170,045
Time Inc.
5.75%	04/15/22	224,000	214,480	(b)
Time Warner Cable Inc.
5.88%	11/15/40	221,000	260,032
6.55%	05/01/37	101,000	127,412
Time Warner Inc.
5.35%	12/15/43	306,000	329,530
Tops Holding Corp.
8.88%	12/15/17	150,000	156,375
Tyco Electronics Group S.A.
2.35%	08/01/19	344,000	343,248
Tyson Foods Inc.
2.65%	08/15/19	171,000	171,320
3.95%	08/15/24	114,000	114,200
5.15%	08/15/44	114,000	117,967
U.S. Bancorp
3.44%	02/01/16	411,000	424,591
Ultra Petroleum Corp.
6.13%	10/01/24	146,000	139,430	(b)
Unit Corp.
6.63%	05/15/21	259,000	259,647

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund

Schedule of Investments	September 30, 2014

		Principal Amount	Fair Value

United Rentals North America Inc.
5.75%	07/15/18	$268,000	$279,390
6.13%	06/15/23	139,000	142,823
Vail Resorts Inc.
6.50%	05/01/19	141,000	147,521
Valeant Pharmaceuticals International Inc.
6.38%	10/15/20	207,000	212,693	(b)
6.75%	08/15/18	252,000	265,860	(b)
Verizon Communications Inc.
1.35%	06/09/17	832,000	827,773
5.05%	03/15/34	105,000	111,249
5.15%	09/15/23	378,000	418,585
6.55%	09/15/43	193,000	241,133
Viasystems Inc.
7.88%	05/01/19	110,000	115,225	(b)
Virgin Media Finance PLC
6.00%	10/15/24	200,000	200,250	(b,c)
Virgin Media Secured Finance PLC
5.25%	01/15/21	200,000	201,000
Volkswagen Group of America Finance LLC
2.13%	05/23/19	845,000	838,079	(b)
Wal-Mart Stores Inc.
3.30%	04/22/24	279,000	282,180
4.30%	04/22/44	349,000	351,065
Weatherford International Ltd.
5.95%	04/15/42	229,000	245,972
6.75%	09/15/40	68,000	79,627
WellPoint Inc.
3.30%	01/15/23	353,000	349,006
Wells Fargo & Co.
4.10%	06/03/26	386,000	384,643
5.90%	12/29/49	226,000	230,238	(i)
Windstream Corp.
6.38%	08/01/23	259,000	249,935
WPP Finance 2010
3.75%	09/19/24	335,000	330,397
WPX Energy Inc.
5.25%	01/15/17	266,000	276,640
Xilinx Inc.
2.13%	03/15/19	174,000	172,923
XLIT Ltd.
5.25%	12/15/43	163,000	179,243
Yamana Gold Inc.
4.95%	07/15/24	265,000	263,799	(b)
			88,878,202

Non-Agency Collateralized Mortgage Obligations — 1.6%

American Tower Trust I (REIT)
1.55%	03/15/43	420,000	413,130	(b)
Banc of America Commercial Mortgage Trust 2006-4
5.63%	07/10/46	46,690	49,377
Banc of America Commercial Mortgage Trust 2007-1
5.48%	01/15/49	600,000	630,526	(i)

		Principal Amount	Fair Value

Banc of America Commercial Mortgage Trust 2007-4
5.95%	02/10/51	$109,243	$119,966	(i)
Banc of America Commercial Mortgage Trust 2008-1
6.43%	02/10/51	640,000	714,739	(i)
Banc of America Merrill Lynch Commercial Mortgage Inc. 2005-1
5.47%	11/10/42	260,000	263,613	(i)
Banc of America Merrill Lynch Commercial Mortgage Inc. 2005-6
5.35%	09/10/47	238,591	245,644	(i)
Banc of America Merrill Lynch Commercial Mortgage Trust 2014-520M
4.33%	08/15/46	137,514	141,813	(b,i)
Bear Stearns Commercial Mortgage Securities Trust 2005-T18
4.93%	02/13/42	201,935	202,947	(i)
Bear Stearns Commercial Mortgage Securities Trust 2006-T22
5.76%	04/12/38	140,000	147,830	(i)
Bear Stearns Commercial Mortgage Securities Trust 2007-PW18
6.09%	06/11/50	290,000	323,266	(i)
Citigroup Commercial Mortgage Trust 2014-GC23
4.66%	07/10/47	346,000	310,034	(b,i)
COMM 2005-LP5 Mortgage Trust
4.98%	05/10/43	130,000	131,605	(i)
COMM 2013-LC13 Mortgage Trust
4.56%	08/10/46	140,000	149,669	(b,i)
COMM 2014-CR14 Mortgage Trust
4.53%	02/10/47	200,000	213,906	(i)
COMM 2014-CR19 Mortgage Trust
4.88%	08/10/47	170,000	153,372	(b,i)
4.88%	08/10/47	170,000	172,752	(i)
Credit Suisse Commercial Mortgage Trust 2006-C1
5.64%	02/15/39	580,000	608,103	(i)
Credit Suisse First Boston Mortgage Securities Corp. 2005-9
5.22%	10/25/35	11,521	—	(**,i,p)
GS Mortgage Securities Corp. Trust 2012-ALOH
3.55%	04/10/34	150,000	154,220	(b)
GS Mortgage Securities Trust 2011-GC5
3.00%	08/10/44	240,000	247,522
5.47%	08/10/44	120,000	132,885	(b,i)
GS Mortgage Securities Trust 2014-GC20
4.26%	04/10/47	175,000	183,664
GS Mortgage Securities Trust 2014-GC24
4.53%	09/10/47	623,000	557,298

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund

Schedule of Investments	September 30, 2014

		Principal Amount	Fair Value

GS Mortgage Securities Trust 2014-NEW
3.79%	01/10/31	$345,000	$341,611	(b)
JP Morgan Chase Commercial Mortgage Securities Corp. 2012-LC9
2.08%	12/15/47	1,095,416	105,725	(g,i)
JP Morgan Chase Commercial Mortgage Securities Trust 2005-LDP1
5.04%	03/15/46	65,067	65,223	(i)
JP Morgan Chase Commercial Mortgage Securities Trust 2006-LDP8
5.44%	05/15/45	70,000	74,994
JP Morgan Chase Commercial Mortgage Securities Trust 2007-CB18
5.44%	06/12/47	280,400	302,037
JPMBB Commercial Mortgage Securities Trust 2013-C12
4.16%	07/15/45	90,000	93,562	(i)
JPMBB Commercial Mortgage Securities Trust 2013-C15
5.25%	11/15/45	140,000	148,932	(i)
JPMBB Commercial Mortgage Securities Trust 2013-C17
5.05%	01/15/47	260,000	270,963	(i)
JPMBB Commercial Mortgage Securities Trust 2014-C18
4.97%	02/15/47	180,000	186,190	(i)
LB-UBS Commercial Mortgage Trust 2004-C8
0.87%	12/15/39	71,996	150	(b,g,i)
LB-UBS Commercial Mortgage Trust 2005-C5
4.95%	09/15/30	88,334	89,827
LB-UBS Commercial Mortgage Trust 2006-C1
5.16%	02/15/31	210,000	217,608
LB-UBS Commercial Mortgage Trust 2006-C4
6.03%	06/15/38	115,872	123,306	(i)
LB-UBS Commercial Mortgage Trust 2007-C6
6.11%	07/15/40	360,000	393,764	(i)
6.11%	07/15/40	430,000	470,469	(b)
ML-CFC Commercial Mortgage Trust 2006-3
5.46%	07/12/46	350,000	374,724	(i)
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C10
4.22%	07/15/46	326,000	321,900	(i)
Morgan Stanley Bank of America Merrill Lynch Trust 2014-C18
3.39%	10/15/47	171,583	137,945	(b)

		Principal Amount	Fair Value

Morgan Stanley Capital I Trust 2005-T17
4.84%	12/13/41	$410,000	$412,830	(i)
Morgan Stanley Capital I Trust 2006-IQ11
5.83%	10/15/42	110,000	103,400
Morgan Stanley Capital I Trust 2006-T21
5.16%	10/12/52	80,000	82,844	(i)
5.27%	10/12/52	210,000	218,565	(i)
Morgan Stanley Capital I Trust 2006-T23
5.98%	08/12/41	415,000	442,480	(i)
Morgan Stanley Capital I Trust 2007-IQ16
6.29%	12/12/49	290,000	320,476	(i)
Morgan Stanley Capital I Trust 2008-T29
6.45%	01/11/43	110,000	123,371	(i)
Morgan Stanley Capital I Trust 2012-C4
5.21%	03/15/45	120,000	131,572	(b,i)
Wells Fargo Mortgage Backed Securities Trust 2006-3
5.50%	03/25/36	39,165	1,222
WFRBS Commercial Mortgage Trust 2013-C17
4.26%	12/15/46	190,000	199,281
5.30%	12/15/46	140,000	138,211	(b,i)
WFRBS Commercial Mortgage Trust 2014-C19
4.72%	03/15/47	240,000	253,201	(i)
WFRBS Commercial Mortgage Trust 2014-C22
3.91%	09/15/57	205,657	173,003	(b,i)
WFRBS Commercial Mortgage Trust 2014-LC14
4.35%	03/15/47	447,000	471,264	(i)
			13,058,531

Sovereign Bonds — 0.2%

Government of Brazil
4.25%	01/07/25	288,000	285,120
Government of Chile
3.63%	10/30/42	250,000	219,375
Government of Colombia
2.63%	03/15/23	236,000	217,120
5.63%	02/26/44	282,000	310,200
Government of Mexico
4.00%	10/02/23	168,000	173,628
4.75%	03/08/44	322,000	319,585
Government of Panama
4.00%	09/22/24	200,000	199,500
Government of Philippines
4.20%	01/21/24	200,000	211,000

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund

Schedule of Investments	September 30, 2014

		Principal Amount	Fair Value

Government of Turkey
3.25%	03/23/23	$73,000	$65,700
6.63%	02/17/45	76,000	85,025
			2,086,253

Municipal Bonds and Notes — 0.2%

American Municipal Power Inc.
6.27%	02/15/50	95,000	116,576
Denver City & County School District No 1
4.24%	12/15/37	245,000	237,834
Municipal Electric Authority of Georgia
6.64%	04/01/57	169,000	211,950
New Jersey Transportation Trust Fund Authority
6.88%	12/15/39	65,000	72,393
Port Authority of New York & New Jersey
4.46%	10/01/62	350,000	348,929

South Carolina State Public Service Authority
6.45%	01/01/50	120,000	157,944
State of California
5.70%	11/01/21	175,000	205,999
			1,351,625

FNMA — 0.0%*

Lehman TBA
5.50%	TBA	98,642	—	(**,l,p)

Total Bonds and Notes (Cost $247,002,368)			248,835,280

		Number of Shares	Fair Value
Exchange Traded Funds — 2.4%
Financial Select Sector SPDR Fund		34,582	$801,265	(m)
Industrial Select Sector SPDR Fund		60,298	3,204,838	(m)
Vanguard FTSE Emerging Markets ETF		381,149	15,897,725

Total Exchange Traded Funds (Cost $18,538,568)			19,903,828

Total Investments in Securities (Cost $659,161,752)			738,708,750

	Fair Value

Short-Term Investments — 15.3%
State Street Institutional U.S. Government Money Market Fund - Premier Class 0.00% (Cost $127,749,515)	$127,749,515	(d,m)

Total Investments (Cost $786,911,267)	866,458,265

Liabilities in Excess of Other Assets, net — (3.7)%	(31,058,290)

NET ASSETS — 100.0%	$835,399,975

Other Information:

The Fund had the following long futures contracts open at September 30, 2014:

Description	Expiration Date	Number of Contracts	Current Notional Value	Unrealized Appreciation (Depreciation)
EURO Stoxx 50 Index Futures	December 2014	1	$40,715	$629
S&P 500 Emini Index Futures	December 2014	79	7,763,725	23,452
S&P Mid 400 Emini Index Futures	December 2014	174	23,757,960	(915,822)
2 Yr. U.S. Treasury Notes Futures	December 2014	68	14,881,375	439

				$(891,302)

The Fund had the following short futures contracts open at September 30, 2014:

Description	Expiration Date	Number of Contracts	Current Notional Value	Unrealized Appreciation (Depreciation)
U.S. Long Bond Futures	December 2014	96	$(13,239,000)	$2,799
Ultra Long-Term U.S. Treasury Bond Futures	December 2014	11	(1,677,500)	(11,835)

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund

Schedule of Investments	September 30, 2014

The Fund had the following short futures contracts open at September 30, 2014 (continued):

Description	Expiration Date	Number of Contracts	Current Notional Value	Unrealized Appreciation (Depreciation)
5 Yr. U.S. Treasury Notes Futures	December 2014	83	$(9,815,398)	$(10,337)
10 Yr. U.S. Treasury Notes Futures	December 2014	33	(4,113,141)	(4,794)

				$(24,167)

				$(915,469)

The Fund was invested in the following countries at September 30, 2014 (unaudited):

Country	Percentage (based on Fair Value)
United States	76.01%
Japan	5.79%
United Kingdom	3.05%
France	3.00%
Germany	2.35%
Canada	1.34%
Switzerland	1.28%
China	0.92%
Sweden	0.86%
Netherlands	0.73%
Hong Kong	0.69%
India	0.60%
Italy	0.53%
South Korea	0.45%
Taiwan	0.38%
Belgium	0.34%
Australia	0.30%
Mexico	0.26%
Brazil	0.20%
Luxembourg	0.14%
Supranational	0.12%
Ireland	0.11%
Colombia	0.07%
Russian Federation	0.06%
South Africa	0.06%
Denmark	0.05%
Cayman Islands	0.05%
Philippines	0.04%
New Zealand	0.03%
Malaysia	0.03%

Country	Percentage (based on Fair Value)
Chile	0.03%
Turkey	0.03%
Indonesia	0.03%
Panama	0.02%
Bermuda	0.02%
Peru	0.02%
Thailand	0.01%
Austria	0.00%	***

	100.00%

The Fund’s % share of investment in the various categories, based on Fair Value, is as follows at September 30, 2014 (unaudited):

Industry	Domestic	Foreign	Total
Diversified Banks	1.98%	2.67%	4.65%
Pharmaceuticals	2.60%	1.92%	4.52%
Integrated Oil & Gas	1.97%	0.87%	2.84%
Exchange Traded Funds	2.30%	0.00%	2.30%
Technology Hardware, Storage & Peripherals	2.18%	0.00%	2.18%
Aerospace & Defense	1.22%	0.65%	1.87%
Biotechnology	1.70%	0.16%	1.86%
Internet Software & Services	1.05%	0.74%	1.79%
Communications Equipment	1.36%	0.41%	1.77%
Asset Management & Custody Banks	1.62%	0.00%	1.62%
Oil & Gas Equipment & Services	1.24%	0.38%	1.62%
Multi-Line Insurance	1.23%	0.29%	1.52%
Automobile Manufacturers	0.17%	1.14%	1.31%
Healthcare Equipment	1.23%	0.00%	1.23%
Soft Drinks	1.12%	0.00%	1.12%
Electrical Components & Equipment	0.44%	0.55%	0.99%
Life & Health Insurance	0.16%	0.80%	0.96%
Cable & Satellite	0.95%	0.00%	0.95%
Diversified Real Estate Activities	0.00%	0.90%	0.90%
Industrial Machinery	0.17%	0.68%	0.85%
Wireless Telecommunication Services	0.00%	0.67%	0.67%
Specialized Finance	0.63%	0.00%	0.63%
Semiconductors	0.04%	0.58%	0.62%
Packaged Foods & Meats	0.38%	0.23%	0.61%
Application Software	0.24%	0.35%	0.59%
Movies & Entertainment	0.58%	0.00%	0.58%
Home Improvement Retail	0.58%	0.00%	0.58%
Commodity Chemicals	0.54%	0.01%	0.55%
Specialized REITs	0.55%	0.00%	0.55%
Internet Retail	0.25%	0.30%	0.55%
Electronic Equipment & Instruments	0.00%	0.53%	0.53%
Independent Power Producers & Energy Traders	0.49%	0.00%	0.49%
Healthcare Services	0.22%	0.27%	0.49%
Oil & Gas Exploration & Production	0.33%	0.15%	0.48%
General Merchandise Stores	0.47%	0.00%	0.47%
Consumer Finance	0.46%	0.00%	0.46%
Integrated Telecommunication Services	0.37%	0.09%	0.46%
Electronic Components	0.00%	0.45%	0.45%
Agricultural Products	0.43%	0.00%	0.43%

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund

Schedule of Investments	September 30, 2014

Industry	Domestic	Foreign	Total
Semiconductor Equipment	0.12%	0.28%	0.40%
Property & Casualty Insurance	0.00%	0.39%	0.39%
Other Diversified Financial Services	0.00%	0.39%	0.39%
Regional Banks	0.37%	0.00%	0.37%
Data Processing & Outsourced Services	0.37%	0.00%	0.37%
Casinos & Gaming	0.17%	0.19%	0.36%
Fertilizers & Agricultural Chemicals	0.36%	0.00%	0.36%
Brewers	0.00%	0.36%	0.36%
Diversified Metals & Mining	0.01%	0.35%	0.36%
Industrial Gases	0.00%	0.35%	0.35%
Broadcasting	0.33%	0.00%	0.33%
Apparel, Accessories & Luxury Goods	0.00%	0.30%	0.30%
Auto Parts & Equipment	0.06%	0.23%	0.29%
Construction Materials	0.00%	0.28%	0.28%
Drug Retail	0.28%	0.00%	0.28%
Specialty Chemicals	0.05%	0.23%	0.28%
Railroads	0.05%	0.20%	0.25%
Airlines	0.14%	0.09%	0.23%
Research & Consulting Services	0.10%	0.12%	0.22%
Building Products	0.00%	0.22%	0.22%
Electric Utilities	0.12%	0.09%	0.21%
Specialty Stores	0.21%	0.00%	0.21%
Investment Banking & Brokerage	0.21%	0.00%	0.21%
Household Products	0.08%	0.13%	0.21%
Healthcare Supplies	0.18%	0.01%	0.19%
Advertising	0.00%	0.19%	0.19%
Apparel Retail	0.00%	0.19%	0.19%
Human Resource & Employment Services	0.00%	0.18%	0.18%
Heavy Electrical Equipment	0.00%	0.18%	0.18%
Healthcare Distributors	0.18%	0.00%	0.18%
Department Stores	0.13%	0.04%	0.17%
Systems Software	0.17%	0.00%	0.17%
Air Freight & Logistics	0.15%	0.00%	0.15%
Construction & Engineering	0.00%	0.14%	0.14%
Automotive Retail	0.10%	0.00%	0.10%
Coal & Consumable Fuels	0.00%	0.10%	0.10%
Life Sciences Tools & Services	0.08%	0.00%	0.08%
Thrifts & Mortgage Finance	0.00%	0.03%	0.03%
IT Consulting & Other Services	0.00%	0.03%	0.03%
Industrial Conglomerates	0.00%	0.02%	0.02%
Gas Utilities	0.00%	0.02%	0.02%
Publishing	0.02%	0.00%	0.02%
Food Retail	0.00%	0.02%	0.02%
Household Appliances	0.00%	0.02%	0.02%
Tobacco	0.00%	0.02%	0.02%
Education Services	0.00%	0.01%	0.01%
Steel	0.00%	0.01%	0.01%
Tires & Rubber	0.00%	0.01%	0.01%
Highways & Railtracks	0.00%	0.01%	0.01%
Residential REITs	0.00%	0.01%	0.01%
Personal Products	0.00%	0.01%	0.01%
Trading Companies & Distributors	0.00%	0.01%	0.01%

			56.54%

Sector	Percentage (based on Fair Value)
Corporate Notes	10.26%
U.S. Treasuries	8.36%
Agency Mortgage Backed	8.09%
Non-Agency Collateralized Mortgage Obligations	1.51%
Sovereign Bonds	0.24%
Municipal Bonds and Notes	0.15%
Agency Collateralized Mortgage Obligations	0.10%
Asset Backed	0.01%

28.72%

Short-Term Investments
Short-Term Investments	14.74%

14.74%

100.00%

See Notes to Schedules of Investments and Notes to Financial Statements.

Income Fund	(Unaudited)

William M. Healey

Senior Vice President and Chief Investment Officer Core Fixed Income

Mark H. Johnson

Senior Vice President and Chief Investment Officer Insurance and Long Duration

The Income Fund is managed by a team of portfolio managers that includes William M. Healey and Mark H. Johnson. Mr. Healey and Mr. Johnson are each responsible for a portion of the Fund, the size of which is determined by team consensus and adjusted on a periodic basis, if necessary. Although each portfolio manager manages his portion of the Fund independent of the other team members, the team is highly collaborative and communicative. Effective as of April 7, 2014, Vita Marie Pike relinquished her role as a portfolio manager for the Fund and now serves as a portfolio manager for Tactical Asset Allocation. See portfolio managers’ biographical information beginning on page 121.

Q.	How did the GE Institutional Income Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended September 30, 2014?

A.	For the twelve-month period ended September 30, 2014, the GE Institutional Income Fund returned 4.61% for the Investment Class shares and 4.32% for the Service Class shares. The Fund’s benchmark, the Barclays Capital U.S. Aggregate Bond Index returned 3.96% and the Fund’s Morningstar peer group of 1,055 U.S. Intermediate-Term Bond funds returned an average of 4.30% over the same period.

Q.	What market conditions impacted the Fund’s performance?

A.	Economic growth in the U.S. trended above expectations during the period except for the first quarter in 2014 when GDP turned negative primarily due to freezing temperatures and heavy snowfall in much of the country. The labor market improved as gains in monthly jobs averaged over 200,000. The Federal Reserve kept the Federal Funds rate at 0.0-0.25% during the period and gradually reduced its monthly asset purchases of treasury and mortgage-backed securities from January to September. Under new Federal Chair, Janet Yellen, the central bank moved to a policy of forward guidance suggesting a “broader range of information” rather than targeting just the unemployment rate was necessary for a change in the policy
rate. As economic data snapped back in the second quarter of 2014, expectations for a rate change grew, targeting a mid-2015 hike. Unrest between Russia and Ukraine, the growing movement of ISIS from Syria into Iraq and the outbreak of Ebola in West Africa all contributed to intermittent periods of risk off sentiment. The U.S. Treasury yield curve flattened during the period. Yields on two and five year notes increased 25 and 38 basis points respectively in reaction to rate hike expectations. Foreign central bank buying, moderate inflation and geopolitical events supported prices on longer dated treasuries. Yields on 10 and 30 year treasuries fell 12 and 50 bps respectively. Credit spreads tightened for most of the period then backed up in the last three months amidst heavy supply.

Q.	What were the primary drivers behind Fund performance?

A.	The Fund’s performance relative to its benchmark was positively impacted by the Fund’s allocation to different sectors and the individual security selection within those sectors. The Fund’s overweight in high grade credit and non-index exposure to high yield and emerging market debt added to performance due to spread compression between corporate bond and treasury yields during the period. Security selection favoring BBB-rated securities enhanced return within the high grade credit space and tactical trading among the coupon stack positively impacted the returns within the mortgage-backed holdings. The duration positioning of the Fund throughout the period had a negative impact on performance due to the decline in longer rates.

Q.	Were there any significant changes in the Fund during the period?

A.

The duration of the Fund was tactically traded between neutral and one year short relative to the benchmark during the period. The yield curve positioning changed near the end of the period where the duration

(Unaudited)

short was more concentrated in the five year area of the curve. The allocation to high grade corporate securities was decreased from overweight to a neutral position in early 2014. The non-index exposure to emerging market debt was sold and the exposure to high yield was reduced during the period but then raised back to roughly 8% (market value percentage) by the end of the period.

Income Fund	(Unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, distribution and service fees (for Service Class shares), professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2014.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses paid during the period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

April 1, 2014 - September 30, 2014

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return
Investment Class	1,000.00	1,020.30	1.16
Service Class	1,000.00	1,018.90	2.43
Hypothetical 5% Return (2.5% for the period)
Investment Class	1,000.00	1,023.92	1.17
Service Class	1,000.00	1,022.66	2.43

*	Expenses are equal to the Fund’s annualized expense ratio of 0.23% for Investment Class shares and 0.48% for Service Class shares (for the period April 1, 2014 - September 30, 2014), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Income Fund	(Unaudited)

Investment Profile

A mutual fund designed for investors who seek maximum income consistent with prudent investment management and the preservation of capital. The Fund seeks to achieve its investment objective by investing at least 80% of its net assets under normal circumstances in debt securities and investing primarily in a variety of investment-grade debt securities, such as mortgage-backed securities, corporate bonds, U.S. Government securities and money market instruments.

Morningstar Performance Comparison

Based on average annual returns for periods ended September 30, 2014

	One Year	Five Year	Ten Year
Number of funds in peer group	1,055	811	575
Peer group average annual total return	4.30%	4.78%	4.18%

Morningstar Category in peer group: Intermediate-Term Bond

Quality Ratings as of September 30, 2014

as a % of Fair Value (b)(c)

Moody’s / S&P / Rating*	Percentage of Fair Value
Aaa / AAA	8.68%
Aa / AA	57.80%
A / A	6.77%
Baa / BBB	17.34%
Ba / BB and lower	8.81%
NR / Other	0.60%

Sector Allocation as of September 30, 2014

Portfolio composition as a % of Fair Value of $339,304 (in thousands) as of September 30, 2014 (b)(c)

Change in Value of a $10,000 Investment (a)

Investment Class Shares

Average Annual Total Return

for the Periods Ended September 30, 2014

Investment Class Shares (Inception date: 11/21/97)

	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment (a)
Income Fund	4.61%	5.14%	4.37%	$15,341
Barclays U.S. Aggregate Bond Index	3.96%	4.12%	4.62%	$15,712

Service Class Shares

Average Annual Total Return

for the Periods Ended September 30, 2014

Service Class Shares (Inception date: 9/30/05)

	One Year	Five Year	Since Inception	Ending Value of a $10,000 Investment (a)
Income Fund	4.32%	4.88%	4.53%	$14,904
Barclays U.S. Aggregate Bond Index	3.96%	4.12%	4.83%	$15,284

An investment in the GE Institutional Income Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. It is possible to lose money by investing in the Fund.

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.

(b)	Fair Value basis is inclusive of short-term investment in State Street Institutional U.S. Government Money Market Fund Premier Class.

(c)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

*	Moody’s Investors Services, Inc. (“Moody’s”) and Standard & Poor’s Corporation (“S&P”) are nationally recognized statistical rating organizations. The quality ratings represent the lower of Moody’s or S&P credit ratings. When a rating from only one of the rating agencies is available, that rating is used. Securities not rated by Moody’s or S&P are categorized as not rated. Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Credit quality ratings assigned by a rating agency are subject to change periodically and are not absolute standards of quality. In formulating investment decisions for the Fund, GEAM develops its own analysis of the credit quality and risks associated with individual debt instruments, rather than relying exclusively on rating agency ratings.

See Notes to Performance beginning on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Income Fund

Schedule of Investments	September 30, 2014

Income Fund

		Principal Amount	Fair Value

Bonds and Notes — 99.0% †

U.S. Treasuries — 28.9%

U.S. Treasury Bonds
3.38%	05/15/44	$5,571,900	$5,752,987	(h)
4.50%	02/15/36	11,305,300	13,953,216	(h)
4.50%	05/15/38	1,737,100	2,147,761
U.S. Treasury Notes
0.50%	06/30/16 - 08/31/16	29,196,200	29,200,982	(h)
0.75%	01/15/17	4,711,100	4,708,156	(h)
0.88%	01/31/17	182,800	183,143
1.00%	09/30/16 - 09/15/17	13,239,100	13,328,388
1.63%	06/30/19	17,847,500	17,752,694	(h)
2.50%	05/15/24	6,239,500	6,243,400
			93,270,727

Agency Mortgage Backed — 27.1%

Federal Home Loan Mortgage Corp.
4.00%	05/01/44	4,125,741	4,361,276	(h)
4.50%	06/01/33 - 02/01/35	23,556	25,511
5.00%	07/01/35	183,419	205,026
5.00%	06/01/41	1,422,589	1,587,787	(h)
5.50%	05/01/20	33,367	35,786
5.50%	01/01/38 - 04/01/39	538,108	602,994	(h)
6.00%	04/01/17 - 11/01/36	351,679	401,397
6.00%	06/01/17 - 11/01/37	549,667	631,189	(h)
6.50%	07/01/29 - 10/01/33	3,727	4,246
7.00%	10/01/16 - 08/01/36	99,333	113,262
7.50%	01/01/30 - 09/01/33	2,335	2,521
8.00%	11/01/30	28,945	32,899
8.50%	04/01/30	22,303	27,570
9.00%	12/01/16	426	448	(h)
9.50%	04/01/21	41	46
Federal National Mortgage Assoc.
2.10%	04/01/37	2,657	2,669	(i)
3.00%	02/01/43 - 06/01/43	19,553,677	19,336,018	(h)
3.50%	11/01/42 - 02/01/43	6,362,019	6,526,541	(h)
4.00%	05/01/19 - 06/01/19	69,951	74,116
4.00%	01/01/41 - 03/01/44	9,598,690	10,141,952	(h)
4.50%	05/01/18 - 12/01/34	271,862	290,090
4.50%	10/01/39 - 04/01/41	11,204,696	12,116,488	(h)
5.00%	07/01/20 - 05/01/39	698,369	775,647
5.00%	06/01/41	2,100,829	2,349,135	(h)
5.50%	06/01/20 - 08/01/37	1,734,154	1,932,568
5.50%	10/01/24	8,126	8,195	(i)
5.50%	05/01/35 - 04/01/38	983,311	1,101,788	(h)
6.00%	05/01/19 - 08/01/35	952,281	1,088,975
6.00%	03/01/34 - 06/01/35	736,157	840,774	(h)
6.50%	07/01/17 - 08/01/36	172,186	192,402
7.00%	03/01/15	505	508	(h)
7.00%	10/01/16 - 02/01/34	27,542	29,522
7.50%	02/01/15 - 12/01/33	63,094	70,107
7.50%	09/01/31	13,201	15,655	(h)

		Principal Amount	Fair Value

8.00%	12/01/15 - 01/01/33	$10,526	$11,612
8.00%	11/01/25	8,783	10,394	(h)
9.00%	12/01/17 - 12/01/22	5,064	5,542
3.00%	TBA	175,000	172,512	(c)
3.50%	TBA	2,100,000	2,146,430	(c)
5.00%	TBA	1,133,000	1,198,361	(c)
6.00%	TBA	3,640,000	4,114,195	(c)
Government National Mortgage Assoc.
3.00%	06/20/43	1,815,425	1,830,996	(h)
3.50%	05/20/43	4,200,082	4,348,824	(h)
4.00%	01/20/41 - 04/20/43	4,822,556	5,127,569	(h)
4.50%	08/15/33 - 05/20/40	1,020,835	1,113,115
5.00%	08/15/33	59,433	66,029
6.00%	04/15/27 - 09/15/36	346,748	398,278
6.50%	04/15/19 - 09/15/36	142,571	162,259
7.00%	10/15/27 - 10/15/36	73,918	83,412
7.50%	01/15/23 - 11/15/31	12,727	13,437
8.00%	02/15/30 - 09/15/30	931	1,021
8.50%	10/15/17	2,461	2,636
9.00%	11/15/16	13,933	14,725	(h)
9.00%	01/15/17 - 12/15/21	3,731	4,078
5.00%	TBA	1,560,000	1,715,909	(c)
5.50%	TBA	255,000	283,219	(c)
			87,749,661

Agency Collateralized Mortgage Obligations — 0.4%

Collateralized Mortgage Obligation Trust
0.01%	11/01/18	268	267	(d,f)
Federal Home Loan Mortgage Corp.
0.08%	09/25/43	1,158,610	3,403	(g,i)
Federal Home Loan Mortgage Corp. REMIC
3.50%	11/15/24 - 11/15/30	1,533,880	156,962	(g)
4.50%	03/15/18	30,058	707	(g)
5.00%	10/15/18 - 02/15/38	60,672	2,441	(g)
5.50%	06/15/33	71,228	13,614	(g)
5.95%	07/15/39	585,378	88,937	(g,i)
6.45%	08/15/25	569,504	74,773	(g,i)
7.50%	07/15/27	6,212	1,134	(g)
8.00%	04/15/20	76	81
Federal Home Loan Mortgage Corp. STRIPS
1.47%	08/01/27	1,438	1,334	(d,f)
8.00%	02/01/23 - 07/01/24	5,431	1,220	(g)
Federal National Mortgage Assoc. REMIC
0.51%	12/25/22	354	346	(d,f)
1.24%	12/25/42	229,809	9,541	(g,i)
5.00%	02/25/40 - 09/25/40	897,086	106,774	(g)
5.85%	07/25/38	179,683	24,544	(g,i)
7.35%	05/25/18	80,751	7,212	(g,i)
8.00%	05/25/22	8	169	(g)
Federal National Mortgage Assoc. STRIPS
1.87%	12/25/34	34,426	31,567	(d,f)
4.50%	08/25/35 - 01/25/36	251,397	39,565	(g)
5.00%	03/25/38 - 05/25/38	150,433	24,996	(g)

See Notes to Schedules of Investments and Notes to Financial Statements.

Income Fund

Schedule of Investments	September 30, 2014

		Principal Amount	Fair Value

5.50%	12/25/33	$30,288	$5,965	(g)
6.00%	01/25/35	128,570	26,308	(g)
7.50%	11/25/23	29,579	5,358	(g,h)
8.00%	08/25/23 - 07/25/24	10,877	2,196	(g)
8.50%	03/25/17 - 07/25/22	753	103	(g)
9.00%	05/25/22	326	66	(g)
Government National Mortgage Assoc.
4.50%	10/20/37 - 08/16/39	1,268,211	133,923	(g)
4.50%	02/20/38	504,364	52,850	(g,h)
5.00%	12/20/35 - 09/20/38	754,545	68,556	(g)
5.00%	10/20/37	325,566	26,842	(g,h)
6.10%	02/20/40	2,080,173	366,196	(g,h,i)
			1,277,950

Asset Backed – 0.2%

Chase Funding Mortgage Loan Asset-Backed Certificates 2004-1
3.99%	11/25/33	336,451	345,282	(j)
Ford Credit Auto Lease Trust 2013-A
1.28%	06/15/16	160,000	160,414
			505,696

Corporate Notes – 35.1%
21st Century Fox America Inc.
6.65%	11/15/37	213,000	266,991
ABB Finance USA Inc.
1.63%	05/08/17	408,000	410,344
AbbVie Inc.
1.75%	11/06/17	370,000	368,739
2.00%	11/06/18	304,000	299,310
ACCO Brands Corp.
6.75%	04/30/20	85,000	87,975
Actavis Funding SCS
1.30%	06/15/17	400,000	392,530	(b)
4.85%	06/15/44	208,000	195,415	(b)
Agrium Inc.
4.90%	06/01/43	306,000	310,519
Alcoa Inc.
5.13%	10/01/24	80,000	80,104
Altria Group Inc.
2.95%	05/02/23	209,000	199,226
4.50%	05/02/43	209,000	197,307
American Axle & Manufacturing Inc.
6.25%	03/15/21	283,000	294,320
7.75%	11/15/19	83,000	92,960
American Campus Communities Operating Partnership LP
4.13%	07/01/24	312,000	312,899

American Seafoods Group LLC
10.75%	05/15/16	350,000	340,375	(b)
American Tower Trust Corp. (REIT)
3.40%	02/15/19	550,000	561,918
3.50%	01/31/23	125,000	118,835
Amgen Inc.
2.20%	05/22/19	1,626,000	1,608,766

		Principal Amount	Fair Value

Anadarko Petroleum Corp.
6.20%	03/15/40	$233,000	$284,988
Anheuser-Busch InBev Worldwide Inc.
2.50%	07/15/22	645,000	609,488
ANZ New Zealand International Ltd.
2.60%	09/23/19	400,000	400,966	(b)
AP Moeller-Maersk A/S
2.55%	09/22/19	300,000	300,725	(b)
3.75%	09/22/24	300,000	300,796	(b)
Apple Inc.
2.85%	05/06/21	550,000	551,079
3.45%	05/06/24	1,000,000	1,009,944
Aramark Services Inc.
5.75%	03/15/20	575,000	589,375
Archer-Daniels-Midland Co.
4.02%	04/16/43	237,000	225,837
Ardagh Packaging Finance PLC/ Ardagh Holdings USA Inc.
3.23%	12/15/19	250,000	241,875	(b,i)
Arizona Public Service Co.
6.25%	08/01/16	214,000	234,508
Ascension Health
4.85%	11/15/53	327,000	363,607
AT&T Inc.
2.38%	11/27/18	300,000	302,806
4.35%	06/15/45	252,000	231,626
4.80%	06/15/44	250,000	246,315
AXIS Specialty Finance PLC
5.15%	04/01/45	237,000	246,169
Bank of America Corp.
1.70%	08/25/17	209,000	208,097
2.00%	01/11/18	864,000	860,242
2.60%	01/15/19	17,000	16,967
4.00%	04/01/24	656,000	662,836
4.10%	07/24/23	190,000	193,970
Barclays Bank PLC
2.25%	05/10/17	1,281,000	1,312,436	(b)
Bed Bath & Beyond Inc.
3.75%	08/01/24	207,000	205,244
4.92%	08/01/34	62,000	61,690
5.17%	08/01/44	292,000	285,914
Berkshire Hathaway Energy Co.
6.13%	04/01/36	495,000	612,584
Berkshire Hathaway Finance Corp.
2.90%	10/15/20	524,000	532,638
3.00%	05/15/22	134,000	133,701
BHP Billiton Finance USA Ltd.
5.00%	09/30/43	119,000	130,546
Bombardier Inc.
4.75%	04/15/19	255,000	254,362	(b)
6.00%	10/15/22	420,000	417,900	(b)
7.75%	03/15/20	288,000	313,978	(b)
BP Capital Markets PLC
1.38%	05/10/18	210,000	206,233
3.81%	02/10/24	429,000	434,253

See Notes to Schedules of Investments and Notes to Financial Statements.

Income Fund

Schedule of Investments	September 30, 2014

		Principal Amount	Fair Value

Branch Banking & Trust Co.
3.80%	10/30/26	$255,000	$253,821
Brocade Communications Systems Inc.
4.63%	01/15/23	113,000	108,480
Calpine Corp.
5.75%	01/15/25	255,000	247,669
5.88%	01/15/24	312,000	322,920	(b)
Caterpillar Inc.
4.30%	05/15/44	217,000	220,464
Catholic Health Initiatives
2.60%	08/01/18	130,000	131,763
4.35%	11/01/42	129,000	125,902
CBS Corp.
3.70%	08/15/24	325,000	320,947
4.90%	08/15/44	210,000	207,581

CBS Outdoor Americas Capital LLC/ CBS Outdoor Americas Capital Corp.
5.63%	02/15/24	254,000	254,635	(b)
Cequel Capital Corp.
5.13%	12/15/21	573,000	548,041	(b)
CF Industries Inc.
5.38%	03/15/44	219,000	229,181
Chesapeake Energy Corp.
3.25%	03/15/16	242,000	242,605
Citigroup Inc.
1.75%	05/01/18	419,000	413,143
5.50%	09/13/25	624,000	679,542
CMS Energy Corp.
4.88%	03/01/44	215,000	223,968
CNA Financial Corp.
5.88%	08/15/20	366,000	417,389
CNH Industrial Capital LLC
3.38%	07/15/19	199,000	187,558	(b)
3.88%	11/01/15	136,000	136,850
CNOOC Nexen Finance 2014 ULC
4.25%	04/30/24	433,000	438,851
Cogeco Cable Inc.
4.88%	05/01/20	400,000	397,000	(b)
Comcast Corp.
4.20%	08/15/34	210,000	208,197
4.75%	03/01/44	215,000	226,820
Commonwealth Bank of Australia
0.75%	01/15/16	559,000	559,435	(b)
Constellation Brands Inc.
7.25%	09/01/16	408,000	446,760
Continental Resources Inc.
4.90%	06/01/44	207,000	201,796
Corp Andina de Fomento
4.38%	06/15/22	646,000	690,402
Corporate Office Properties LP (REIT)
3.60%	05/15/23	405,000	387,349
3.70%	06/15/21	209,000	206,397

		Principal Amount	Fair Value

COX Communications Inc.
4.70%	12/15/42	$93,000	$89,697	(b)
Credit Suisse AG
2.60%	05/27/16	416,000	428,402	(b)
Crown Americas LLC/Crown Americas Capital Corp. IV
4.50%	01/15/23	170,000	160,650
CSX Corp.
4.50%	08/01/54	211,000	206,048
CVS Health Corp.
2.25%	08/12/19	1,530,000	1,514,457
Daimler Finance North America LLC
2.38%	08/01/18	633,000	640,724	(b)
Denbury Resources Inc.
6.38%	08/15/21	314,000	326,560
Dexia Credit Local S.A.
2.25%	01/30/19	869,000	876,715	(b)
Diageo Capital PLC
1.13%	04/29/18	419,000	409,329
Diageo Investment Corp.
2.88%	05/11/22	509,000	498,988
DigitalGlobe Inc.
5.25%	02/01/21	662,000	635,520	(b)
DIRECTV Holdings LLC
4.45%	04/01/24	328,000	341,597
5.15%	03/15/42	226,000	228,518
Dollar General Corp.
1.88%	04/15/18	425,000	409,322
4.13%	07/15/17	427,000	445,955
Dominion Resources Inc.
1.95%	08/15/16	793,000	806,114
Duke Energy Corp.
1.63%	08/15/17	259,000	260,021
3.75%	04/15/24	306,000	313,707
Eaton Corp.
2.75%	11/02/22	420,000	404,949
Ecopetrol S.A.
5.88%	05/28/45	106,000	107,325
El Paso Pipeline Partners Operating Company LLC
4.30%	05/01/24	333,000	330,819
Electricite de France S.A.
2.15%	01/22/19	857,000	854,612	(b)
Enbridge Inc.
4.50%	06/10/44	209,000	203,502
Endo Finance LLC & Endo Finco Inc.
5.38%	01/15/23	149,000	142,295	(b)
Energy Transfer Equity LP
5.88%	01/15/24	424,000	429,300
Energy Transfer Partners LP
6.50%	02/01/42	352,000	400,811
Ensco PLC
4.50%	10/01/24	427,000	428,438
5.75%	10/01/44	215,000	217,957

See Notes to Schedules of Investments and Notes to Financial Statements.

Income Fund

Schedule of Investments	September 30, 2014

		Principal Amount	Fair Value

ERP Operating LP
4.50%	07/01/44	$250,000	$246,183
European Investment Bank
4.88%	01/17/17	490,000	534,244
Everest Reinsurance Holdings Inc.
4.87%	06/01/44	103,000	102,415
Exelon Corp.
4.90%	06/15/15	426,000	438,437
Express Scripts Holding Co.
2.25%	06/15/19	835,000	823,302
Five Corners Funding Trust
4.42%	11/15/23	465,000	486,702	(b)
Florida Power & Light Co.
4.13%	02/01/42	234,000	235,169
Ford Motor Credit Company LLC
5.88%	08/02/21	329,000	378,292
Forest Laboratories Inc.
5.00%	12/15/21	420,000	448,932	(b)
Freeport-McMoRan Inc.
5.45%	03/15/43	182,000	185,572
Fresenius Medical Care US Finance Inc.
5.75%	02/15/21	174,000	183,570	(b)
Frontier Communications Corp.
7.13%	03/15/19	363,000	392,040
General Motors Co.
4.88%	10/02/23	159,000	168,143
General Motors Financial Company Inc.
2.63%	07/10/17	171,000	171,776
3.00%	09/25/17	263,000	265,630
3.50%	07/10/19	171,000	172,282
4.38%	09/25/21	438,000	447,855
Gilead Sciences Inc.
4.80%	04/01/44	1,328,000	1,395,678
Glencore Funding LLC
2.50%	01/15/19	263,000	257,456	(b)
4.13%	05/30/23	388,000	384,006	(b)
4.63%	04/29/24	426,000	429,365	(b)
Grupo Televisa SAB
5.00%	05/13/45	209,000	206,469
HCA Inc.
4.75%	05/01/23	705,000	689,137
6.50%	02/15/20	85,000	92,863
Hewlett-Packard Co.
2.75%	01/14/19	860,000	873,461
Hexion US Finance Corp.
6.63%	04/15/20	605,000	608,025
Hughes Satellite Systems Corp.
6.50%	06/15/19	186,000	197,625
Humana Inc.
3.85%	10/01/24	425,000	424,717
Huntsman International LLC
4.88%	11/15/20	405,000	398,925

		Principal Amount	Fair Value

Hyundai Capital America
2.13%	10/02/17	$207,000	$209,507	(b)

Illinois Tool Works Inc.
3.50%	03/01/24	431,000	438,016
Ingles Markets Inc.
5.75%	06/15/23	379,000	380,895
Intelsat Jackson Holdings S.A.
5.50%	08/01/23	424,000	404,920
International Business Machines Corp.
3.63%	02/12/24	439,000	447,986
Intesa Sanpaolo S.p.A.
5.02%	06/26/24	133,000	129,587	(b)
Invesco Finance PLC
3.13%	11/30/22	585,000	577,393
Iron Mountain Inc.
6.00%	08/15/23	424,000	434,600
JB Poindexter & Company Inc.
9.00%	04/01/22	120,000	128,850	(b)
JBS USA LLC/JBS USA Finance Inc.
5.88%	07/15/24	237,000	227,520	(b)
Jefferies Group Inc.
5.13%	01/20/23	131,000	139,239
6.50%	01/20/43	142,000	156,906
John Deere Capital Corp.
3.35%	06/12/24	417,000	419,815
JPMorgan Chase & Co.
3.88%	09/10/24	1,640,000	1,607,763
6.10%	10/29/49	510,000	504,262	(i)
KB Home
7.00%	12/15/21	424,000	442,020
Kerr-McGee Corp.
6.95%	07/01/24	135,000	169,882
KFW
4.50%	07/16/18	169,000	187,272
Kilroy Realty LP
4.25%	08/15/29	211,000	208,518
Kinder Morgan Energy Partners LP
3.50%	09/01/23	353,000	335,214
5.50%	03/01/44	218,000	218,486
Kinder Morgan Inc.
5.63%	11/15/23	499,000	530,187	(b)
Kinross Gold Corp.
5.95%	03/15/24	215,000	218,693	(b)
6.88%	09/01/41	73,000	74,528
Korea National Oil Corp.
2.88%	11/09/15	358,000	365,045	(b)
L Brands Inc.
5.63%	02/15/22	424,000	442,020
L-3 Communications Corp.
1.50%	05/28/17	292,000	289,860
3.95%	05/28/24	155,000	153,792
Lamar Media Corp.
5.00%	05/01/23	424,000	408,100
Land O’ Lakes Inc.
6.00%	11/15/22	119,000	127,175	(b)

See Notes to Schedules of Investments and Notes to Financial Statements.

Income Fund

Schedule of Investments	September 30, 2014

		Principal Amount	Fair Value

Liberty Mutual Group Inc.
4.25%	06/15/23	$437,000	$446,623	(b)
Linn Energy LLC
6.25%	11/01/19	129,000	125,936
Macquarie Bank Ltd.
2.60%	06/24/19	832,000	831,325	(b)
Marathon Petroleum Corp.
3.63%	09/15/24	425,000	416,015
4.75%	09/15/44	326,000	312,948
Marsh & McLennan Companies Inc.
3.50%	03/10/25	425,000	417,950
Mattel Inc.
2.35%	05/06/19	650,000	646,546
MEG Energy Corp.
6.50%	03/15/21	254,000	260,350	(b)
Memorial Sloan-Kettering Cancer Center
4.13%	07/01/52	165,000	159,499
Metlife Inc.
4.72%	12/15/44	170,000	171,595
Mizuho Bank Ltd.
2.45%	04/16/19	523,000	521,841	(b)
Monsanto Co.
3.38%	07/15/24	208,000	206,913
4.70%	07/15/64	123,000	122,421
Morgan Stanley
2.13%	04/25/18	417,000	416,956
2.38%	07/23/19	632,000	622,007
4.10%	05/22/23	499,000	497,622
4.35%	09/08/26	325,000	319,416
4.75%	03/22/17	271,000	291,220
4.88%	11/01/22	406,000	428,932
5.00%	11/24/25	279,000	291,781
Motorola Solutions Inc.
4.00%	09/01/24	420,000	409,970
Mylan Inc.
5.40%	11/29/43	204,000	216,207
National Agricultural Cooperative Federation
4.25%	01/28/16	256,000	265,634	(b)
National Retail Properties Inc.
3.90%	06/15/24	347,000	347,865
NCL Corporation Ltd.
5.00%	02/15/18	227,000	229,270
Newfield Exploration Co.
5.63%	07/01/24	779,000	833,530
5.75%	01/30/22	455,000	487,987
Newmont Mining Corp.
4.88%	03/15/42	163,000	137,423
Nexen Energy ULC
6.40%	05/15/37	232,000	282,713
NextEra Energy Capital Holdings Inc.
2.60%	09/01/15	804,000	818,271
Northeast Utilities
1.45%	05/01/18	419,000	412,332

		Principal Amount	Fair Value

Omnicom Group Inc.
3.63%	05/01/22	$187,000	$189,751
Oracle Corp.
2.25%	10/08/19	835,000	831,547
3.63%	07/15/23	204,000	209,361
4.50%	07/08/44	208,000	210,562
Owens & Minor Inc.
3.88%	09/15/21	425,000	425,524
Pacific Gas & Electric Co.
3.40%	08/15/24	640,000	635,328
PacifiCorp
6.25%	10/15/37	258,000	334,938
People’s United Bank
4.00%	07/15/24	488,000	484,538
Perrigo Company PLC
2.30%	11/08/18	443,000	440,044	(b)
Petrobras International Finance Co.
3.50%	02/06/17	314,000	319,457
3.88%	01/27/16	187,000	191,395
Petroleos Mexicanos
3.50%	01/30/23	278,000	266,324
Philip Morris International Inc.
4.13%	03/04/43	214,000	202,042
Pitney Bowes Inc.
4.63%	03/15/24	411,000	416,613
Plains Exploration & Production Co.
6.50%	11/15/20	132,000	144,556
PNC Bank
2.40%	10/18/19	870,000	864,747
Prudential Financial Inc.
5.63%	06/15/43	260,000	270,972	(i)
Range Resources Corp.
5.75%	06/01/21	268,000	281,400
Regency Energy Partners LP/ Regency Energy Finance Corp.
5.00%	10/01/22	222,000	218,670
Revlon Consumer Products Corp.
5.75%	02/15/21	1,055,000	1,033,900
Roche Holdings Inc.
2.25%	09/30/19	91,000	90,625	(b)
2.88%	09/29/21	455,000	454,348	(b)
3.35%	09/30/24	455,000	455,845	(b)
Rowan Companies Inc.
4.75%	01/15/24	300,000	301,575
5.85%	01/15/44	86,000	84,639
Royal Bank of Canada
1.20%	09/19/18	717,000	713,188
RSI Home Products Inc.
6.88%	03/01/18	408,000	425,340	(b)
Ryder System Inc.
2.45%	09/03/19	520,000	517,085
Sabine Pass Liquefaction LLC
5.63%	02/01/21	263,000	270,232
Seagate HDD Cayman
4.75%	01/01/25	321,000	319,395	(b)

See Notes to Schedules of Investments and Notes to Financial Statements.

Income Fund

Schedule of Investments	September 30, 2014

		Principal Amount	Fair Value

Shell International Finance BV
3.40%	08/12/23	$1,000,000	$1,016,239
Sinopec Capital 2013 Ltd.
3.13%	04/24/23	335,000	315,544	(b)
Smurfit Kappa Acquisitions
4.88%	09/15/18	444,000	452,880	(b)
Spectra Energy Partners LP
4.75%	03/15/24	419,000	449,408
Sprint Corp.
7.25%	09/15/21	242,000	251,982	(b)
Statoil ASA
4.80%	11/08/43	1,000	1,084
Steel Dynamics Inc.
5.13%	10/01/21	263,000	266,945	(b)
Sysco Corp.
2.35%	10/02/19	425,000	425,009	(c)
3.50%	10/02/24	300,000	300,824	(c)
4.35%	10/02/34	170,000	172,471	(c)
T-Mobile USA Inc.
6.25%	04/01/21	100,000	101,000
Talisman Energy Inc.
6.25%	02/01/38	175,000	195,227
Tampa Electric Co.
4.35%	05/15/44	209,000	215,001
Target Corp.
3.50%	07/01/24	479,000	479,460
Teachers Insurance & Annuity Association of America
4.90%	09/15/44	425,000	433,127	(b)
Teck Resources Ltd.
3.75%	02/01/23	403,000	379,295
5.40%	02/01/43	209,000	194,568
Telecom Italia S.p.A.
5.30%	05/30/24	450,000	441,000	(b)
Tenet Healthcare Corp.
4.75%	06/01/20	160,000	158,800
6.00%	10/01/20	424,000	448,380
Textron Inc.
6.20%	03/15/15	374,000	383,426
The Allstate Corp.
5.75%	08/15/53	240,000	255,600	(i)
The Bank of Tokyo-Mitsubishi UFJ Ltd.
2.30%	03/10/19	400,000	398,867	(b)
2.35%	09/08/19	655,000	649,504	(b)
The Dow Chemical Co.
3.50%	10/01/24	855,000	833,964
4.25%	10/01/34	430,000	414,029
The Goldman Sachs Group Inc.
2.38%	01/22/18	510,000	515,294
2.63%	01/31/19	517,000	515,670
2.90%	07/19/18	296,000	303,195
4.00%	03/03/24	392,000	394,815
4.80%	07/08/44	250,000	251,389

		Principal Amount	Fair Value

The Korea Development Bank
3.25%	03/09/16	$223,000	$229,672
4.00%	09/09/16	245,000	257,869
The Potomac Edison Co.
5.35%	11/15/14	178,000	179,045
The Southern Co.
2.45%	09/01/18	525,000	534,010
The Timken Co.
3.88%	09/01/24	321,000	315,978	(b)
The Williams Companies Inc.
4.55%	06/24/24	135,000	133,552
5.75%	06/24/44	208,000	204,369
8.75%	03/15/32	168,000	213,191
Time Inc.
5.75%	04/15/22	268,000	256,610	(b)
Time Warner Cable Inc.
5.88%	11/15/40	281,000	330,629
6.55%	05/01/37	127,000	160,211
Time Warner Inc.
5.35%	12/15/43	361,000	388,759
Tops Holding Corp.
8.88%	12/15/17	850,000	886,125
Tyco Electronics Group S.A.
2.35%	08/01/19	421,000	420,079
Tyson Foods Inc.
2.65%	08/15/19	210,000	210,393
3.95%	08/15/24	140,000	140,245
5.15%	08/15/44	140,000	144,871
U.S. Bancorp
3.44%	02/01/16	648,000	669,429
Ultra Petroleum Corp.
6.13%	10/01/24	175,000	167,125	(b)
Unit Corp.
6.63%	05/15/21	409,000	410,022
United Rentals North America Inc.
5.75%	07/15/18	408,000	425,340
6.13%	06/15/23	170,000	174,675
Vail Resorts Inc.
6.50%	05/01/19	246,000	257,377
Valeant Pharmaceuticals International Inc.
6.38%	10/15/20	137,000	140,768	(b)
6.75%	08/15/18	317,000	334,435	(b)
Verizon Communications Inc.
1.35%	06/09/17	1,043,000	1,037,701
5.05%	03/15/34	131,000	138,796
5.15%	09/15/23	463,000	512,712
6.55%	09/15/43	244,000	304,852
Viasystems Inc.
7.88%	05/01/19	190,000	199,025	(b)
Virgin Media Finance PLC
6.00%	10/15/24	233,000	233,291	(b,c)
Virgin Media Secured Finance PLC
5.25%	01/15/21	200,000	201,000

See Notes to Schedules of Investments and Notes to Financial Statements.

Income Fund

Schedule of Investments	September 30, 2014

		Principal Amount	Fair Value

Volkswagen Group of America Finance LLC
2.13%	05/23/19	$843,000	$836,096	(b)
Wal-Mart Stores Inc.
3.30%	04/22/24	347,000	350,955
4.30%	04/22/44	1,000,000	1,005,917
Weatherford International Ltd.
5.95%	04/15/42	279,000	299,678
6.75%	09/15/40	107,000	125,296
WellPoint Inc.
3.30%	01/15/23	431,000	426,123
Wells Fargo & Co.
4.10%	06/03/26	235,000	234,174
5.90%	12/29/49	281,000	286,269	(i)
Windstream Corp.
6.38%	08/01/23	409,000	394,685
WPP Finance 2010
3.75%	09/19/24	425,000	419,160
WPX Energy Inc.
5.25%	01/15/17	408,000	424,320
Wynn Macau Ltd.
5.25%	10/15/21	200,000	193,000	(b)
Xilinx Inc.
2.13%	03/15/19	219,000	217,645
XLIT Ltd.
5.25%	12/15/43	210,000	230,926
Yamana Gold Inc.
4.95%	07/15/24	331,000	329,500	(b)
			113,439,284

Non-Agency Collateralized Mortgage Obligations — 5.9%

American Tower Trust I (REIT)
1.55%	03/15/43	644,000	633,465	(b)
Banc of America Commercial Mortgage Trust 2006-4
5.68%	07/10/46	1,050,000	1,130,985
Banc of America Commercial Mortgage Trust 2007-1
5.48%	01/15/49	905,000	951,044	(i)
Banc of America Commercial Mortgage Trust 2007-4
5.95%	02/10/51	70,228	77,121	(i)
Banc of America Commercial Mortgage Trust 2008-1
6.43%	02/10/51	180,000	201,020	(i)
Banc of America Merrill Lynch Commercial Mortgage Inc. 2005-1
5.47%	11/10/42	170,000	172,362	(i)
Banc of America Merrill Lynch Commercial Mortgage Inc. 2005-6
5.35%	09/10/47	432,446	445,230	(i)
Banc of America Merrill Lynch Commercial Mortgage Trust 2014-520M
4.33%	08/15/46	168,401	173,666	(b,i)

		Principal Amount	Fair Value

Bear Stearns Commercial Mortgage Securities Trust 2005-T18
4.93%	02/13/42	$366,008	$367,842	(i)
Bear Stearns Commercial Mortgage Securities Trust 2006-T22
5.76%	04/12/38	220,000	232,304	(i)
Bear Stearns Commercial Mortgage Securities Trust 2007-PW18
6.09%	06/11/50	190,000	211,795	(i)
Citigroup Commercial Mortgage Trust 2014-GC23
4.66%	07/10/47	424,000	379,926	(b,i)
COMM 2005-LP5 Mortgage Trust
4.98%	05/10/43	220,000	222,716	(i)
COMM 2013-LC13 Mortgage Trust
4.56%	08/10/46	175,000	187,087	(b,i)
COMM 2014-CR14 Mortgage Trust
4.53%	02/10/47	245,000	262,035	(i)
COMM 2014-CR19 Mortgage Trust
4.88%	08/10/47	210,000	189,460	(b,i)
4.88%	08/10/47	210,000	213,400	(i)
Credit Suisse Commercial Mortgage Trust 2006-C1
5.64%	02/15/39	740,000	775,855	(i)
Credit Suisse First Boston Mortgage Securities Corp. 2005-9
5.22%	10/25/35	74,897	—	(**,i,p)
GS Mortgage Securities Corp. II 2012-GCJ9
2.53%	11/10/45	976,233	119,333	(g,i)
GS Mortgage Securities Corp. Trust 2012-ALOH
3.55%	04/10/34	280,000	287,876	(b)
GS Mortgage Securities Trust 2011-GC5
3.00%	08/10/44	420,000	433,164
5.47%	08/10/44	100,000	110,738	(b,i)
GS Mortgage Securities Trust 2014-GC20
4.26%	04/10/47	220,000	230,891
GS Mortgage Securities Trust 2014-GC24
4.53%	09/10/47	763,000	682,534
GS Mortgage Securities Trust 2014-NEW
3.79%	01/10/31	430,000	425,777	(b)
JP Morgan Chase Commercial Mortgage Securities Corp. 2012-LC9
2.08%	12/15/47	1,282,919	123,822	(g,i)
JP Morgan Chase Commercial Mortgage Securities Trust 2005-CB11
5.34%	08/12/37	661,036	668,281	(i)
JP Morgan Chase Commercial Mortgage Securities Trust 2005-LDP1
5.04%	03/15/46	112,184	112,453	(i)

See Notes to Schedules of Investments and Notes to Financial Statements.

Income Fund

Schedule of Investments	September 30, 2014

		Principal Amount	Fair Value

JP Morgan Chase Commercial Mortgage Securities Trust 2006-LDP8
5.44%	05/15/45	$380,000	$407,111
JP Morgan Chase Commercial Mortgage Securities Trust 2007-CB18
5.44%	06/12/47	290,069	312,452
JPMBB Commercial Mortgage Securities Trust 2013-C12
4.16%	07/15/45	125,000	129,947	(i)
JPMBB Commercial Mortgage Securities Trust 2013-C15
5.25%	11/15/45	170,000	180,846	(i)
JPMBB Commercial Mortgage Securities Trust 2013-C17
5.05%	01/15/47	317,000	330,367	(i)
JPMBB Commercial Mortgage Securities Trust 2014-C18
4.97%	02/15/47	210,000	217,222	(i)
LB-UBS Commercial Mortgage Trust 2004-C8
0.87%	12/15/39	626,544	1,304	(b,g,i)
LB-UBS Commercial Mortgage Trust 2005-C5
4.95%	09/15/30	210,641	214,202
LB-UBS Commercial Mortgage Trust 2006-C1
5.16%	02/15/31	450,000	466,303
LB-UBS Commercial Mortgage Trust 2006-C4
6.03%	06/15/38	202,777	215,787	(i)
LB-UBS Commercial Mortgage Trust 2007-C6
6.11%	07/15/40	465,000	508,611	(i)
6.11%	07/15/40	530,000	579,880	(b)
MASTR Alternative Loan Trust 2003-5
5.00%	08/25/18	38,750	2,895	(g)
ML-CFC Commercial Mortgage Trust 2006-3
5.46%	07/12/46	1,029,000	1,101,689	(i)
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C10
4.22%	07/15/46	396,000	391,019	(i)
Morgan Stanley Bank of America Merrill Lynch Trust 2014-C18
3.39%	10/15/47	210,349	169,111	(b)
Morgan Stanley Capital I Trust 2005-T17
4.84%	12/13/41	630,000	634,348	(i)
Morgan Stanley Capital I Trust 2006-IQ11
5.83%	10/15/42	270,000	253,800	(i)
Morgan Stanley Capital I Trust 2006-T21
5.16%	10/12/52	350,000	362,443	(i)
5.27%	10/12/52	150,000	156,118	(i)

		Principal Amount	Fair Value

Morgan Stanley Capital I Trust 2006-T23
5.98%	08/12/41	$180,000	$191,919	(i)
Morgan Stanley Capital I Trust 2007-IQ16
6.29%	12/12/49	190,000	209,967	(i)
Morgan Stanley Capital I Trust 2008-T29
6.45%	01/11/43	250,000	280,390	(i)
Morgan Stanley Capital I Trust 2012-C4
5.21%	03/15/45	190,000	208,322	(b,i)
Wells Fargo Mortgage Backed Securities Trust 2006-3
5.50%	03/25/36	119,942	3,741
WFRBS Commercial Mortgage Trust 2013-C17
4.26%	12/15/46	240,000	251,723
5.30%	12/15/46	175,000	172,763	(b,i)
WFRBS Commercial Mortgage Trust 2014-C19
4.72%	03/15/47	300,000	316,502	(i)
WFRBS Commercial Mortgage Trust 2014-C22
3.91%	09/15/57	254,088	213,744	(b,i)
WFRBS Commercial Mortgage Trust 2014-LC14
4.35%	03/15/47	544,000	573,529	(i)
			19,080,237

Sovereign Bonds — 0.7%

Government of Brazil
4.25%	01/07/25	236,000	233,640
Government of Chile
3.63%	10/30/42	148,000	129,870
Government of Colombia
2.63%	03/15/23	327,000	300,840
5.63%	02/26/44	143,000	157,300
Government of Mexico
4.00%	10/02/23	214,000	221,169
4.75%	03/08/44	466,000	462,505
Government of Panama
4.00%	09/22/24	203,000	202,493
Government of Philippines
4.20%	01/21/24	200,000	211,000
Government of Turkey
3.25%	03/23/23	296,000	266,400
6.63%	02/17/45	147,000	164,456
			2,349,673

Municipal Bonds and Notes — 0.7%

American Municipal Power Inc.
6.27%	02/15/50	295,000	362,000
Denver City & County School District No 1
4.24%	12/15/37	370,000	359,178

See Notes to Schedules of Investments and Notes to Financial Statements.

Income Fund

Schedule of Investments	September 30, 2014

		Principal Amount	Fair Value

Municipal Electric Authority of Georgia
6.64%	04/01/57	$336,000	$421,391
Port Authority of New York & New Jersey
4.46%	10/01/62	525,000	523,393
South Carolina State Public Service Authority
6.45%	01/01/50	235,000	309,307
State of California
5.70%	11/01/21	290,000	341,371
			2,316,640

FNMA — 0.0%*

Lehman TBA
5.50%	TBA	333,269	—	(**,l,p)

Total Bonds and Notes (Cost $317,574,633)			319,989,868

		Number of Shares	Fair Value
Domestic Equity — 0.1%

Preferred Stock — 0.1%
Wells Fargo & Co. (Cost $326,100)		13,044	334,318

Total Investments in Securities (Cost $317,900,733)			320,324,186

Short-Term Investments — 5.9%
State Street Institutional U.S. Government Money Market Fund - Premier Class 0.00% (Cost $18,979,740)			18,979,740	(d,h,m)

Total Investments (Cost $336,880,473)			339,303,926

Liabilities in Excess of Other Assets, net — (5.0)%			(16,030,863)

NET ASSETS — 100.0%			$323,273,063

Other Information:

The Fund had the following long futures contracts open at September 30, 2014:

Description	Expiration date	Number of Contracts	Current Notional Value	Unre alized Depre ciation
2 Yr. U.S. Treasury Notes Futures	December 2014	129	$28,230,844	$(3,620)

The Fund had the following short futures contracts open at September 30, 2014:

Description	Expiration date	Number of Contracts	Current Notional Value	Unre alized Appre ciation (Depre ciation)
U.S. Long Bond Futures	December 2014	174	$(23,995,688)	$(47,958)
Ultra Long-Term U.S. Treasury Bond Futures	December 2014	13	(1,982,500)	(13,902)
5 Yr. U.S. Treasury Notes Futures	December 2014	127	(15,018,742)	(43,874)
10 Yr. U.S. Treasury Notes Futures	December 2014	72	(8,974,125)	7,711

				$(98,023)

				$(101,643)

See Notes to Schedules of Investments and Notes to Financial Statements.

Notes to Schedules of Investments	September 30, 2014

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not be representative of the Funds’ future investments and should not be construed as a recommendation to purchase or sell a particular security. See each Fund’s summary prospectus and the Funds’ statutory prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)	Non-income producing security.

(b)	Pursuant to Rule 144A of the Securities Act of 1933, as amended, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2014, these securities amounted to $23,406,871 and $28,995,673 or 2.80% and 8.97% of the net assets of the GE Institutional Strategic Investment Fund and GE Institutional Income Fund, respectively. These securities have been determined to be liquid using procedures established by the Fund’s Board of Trustees.

(c)	Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(d)	Coupon amount represents effective yield.

(e)	State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund’s sub-administrator, custodian and accounting agent.

(f)	Principal only security. These securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the “principal only” holder.

(g)	Interest only security. These securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the “interest only” holding.

(h)	At September 30, 2014, all or a portion of this security was pledged to cover collateral requirements for futures and/or TBA’s.

(i)	Variable or floating rate security. The stated rate represents the rate at September 30, 2014.

(j)	Step coupon bond.
(k)	General Electric Co. is the parent company of GE Asset Management Incorporated, the Fund’s investment adviser.

(l)	Security is in default.

(m)	Sponsored by SSgA Funds Management, Inc., an affiliate of State Street Bank & Trust Co., the Fund’s sub-administrator, custodian and accounting agent.

(n)	Sponsored by SSgA Funds Management, Inc., the Fund’s sub-advisor and an affiliate of State Street Bank & Trust Co., the Fund’s sub-administrator, custodian and accounting agent.

(o)	Represents a payment-in-kind security which may pay all or a portion of interest in additional par.

(p)	Security is fair valued by the Valuation Committee, in accordance with the procedures approved by the Board of Trustees.

†	Percentages are based on net assets as of September 30, 2014.

††	Security traded on different exchanges.

*	Less than 0.05%.

**	Amount is less than $0.50.

***	Less than 0.005%.

Abbreviations:

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

NVDR	Non-Voting Depositary Receipt

REIT	Real Estate Investment Trust

REMIC	Real Estate Mortgage Investment Conduit

SPDR	Standard and Poor’s Depositary Receipt

STRIPS	Separate Trading of Registered Interest and Principal of Security

TBA	To Be Announced

Financial Highlights

Selected data based on a share outstanding throughout the fiscal years indicated

	U.S. Equity Fund
	Investment Class										Service Class
	9/30/14		9/30/13		9/30/12		9/30/11		9/30/10		9/30/14		9/30/13		9/30/12		9/30/11		9/30/10
Inception date									11/25/97										1/3/01
Net asset value, beginning of period	$15.59		$12.90		$10.07		$10.50		$10.18		$15.96		$13.12		$10.24		$10.67		$10.24
Income/(loss) from investment operations:
Net investment income	0.22	*	0.22	*	0.16	*	0.13		0.13		0.19	*	0.18	*	0.14	*	0.10	*	0.11	*
Net realized and unrealized gains/(losses) on investments	2.60	*	2.67	*	2.80	*	(0.42)		0.32		2.67	*	2.83	*	2.84	*	(0.41)	*	0.32	*
Total income/(loss) from investment operations	2.82		2.89		2.96		(0.29)		0.45		2.86		3.01		2.98		(0.31)		0.43
Less distributions from:
Net investment income	0.22		0.20		0.13		0.14		0.13		—		0.17		0.10		0.12		—
Net realized gains	0.87		—		—		—		—		0.87		—		—		—		—
Total distributions	1.09		0.20		0.13		0.14		0.13		0.87		0.17		0.10		0.12		—
Net asset value, end of period	$17.32		$15.59		$12.90		$10.07		$10.50		$17.95		$15.96		$13.12		$10.24		$10.67
TOTAL RETURN (a)	18.88%		22.76%		29.68%		(2.92)%		4.40%		18.55%		23.23%		29.33%		(3.08)%		4.20%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$836,752		$767,603		$658,065		$522,532		$421,381		$117		$84		$3,133		$2,402		$2,682
Ratios to average net assets:
Net investment income	1.36%		1.60%		1.39%		1.13%		1.24%		1.11%		1.33%		1.14%		0.87%		1.11%
Net expenses	0.36%	(b)	0.36%	(b)	0.36%	(b)	0.36%	(b)	0.36%	(b)	0.61%	(b)	0.61%	(b)	0.61%	(b)	0.61%	(b)	0.61%	(b)
Gross expenses	0.36%		0.36%		0.37%		0.37%		0.37%		0.61%		0.61%		0.62%		0.62%		0.62%
Portfolio turnover rate	38%		37%		71%		44%		41%		38%		37%		71%		44%		41%

See Notes to Financial Highlights and Notes to Financial Statements.

S&P 500 Index Fund
Investment Class										Service Class
9/30/14		9/30/13		9/30/12		9/30/11		9/30/10		9/30/14		9/30/13		9/30/12		9/30/11		9/30/10
								11/25/97										9/30/05
$16.01		$13.71		$10.91		$10.98		$10.18		$16.31		$13.97		$10.86		$10.93		$10.14

0.32	*	0.30	*	0.26	*	0.23	*	0.21	*	0.28	*	0.27	*	0.22	*	0.20	*	0.17	*
2.76	*	2.27	*	2.95	*	(0.09)	*	0.80	*	2.83	*	2.31	*	2.98	*	(0.09)	*	0.80	*
3.08		2.57		3.21		0.14		1.01		3.11		2.58		3.20		0.11		0.97

0.25		0.27		0.41		0.21		0.21		0.22		0.24		0.09		0.18		0.18
—		—		—		—		—		—		—		—		—		—
0.25		0.27		0.41		0.21		0.21		0.22		0.24		0.09		0.18		0.18
$18.84		$16.01		$13.71		$10.91		$10.98		$19.20		$16.31		$13.97		$10.86		$10.93
19.54%		19.11%		30.07%		1.07%		9.96%		19.28%		18.81%		29.65%		0.88%		9.60%

$32,326		$42,753		$31,997		$25,664		$36,361		$7,150		$5,922		$4,496		$1,742		$30,146

1.79%		2.05%		2.03%		1.86%		1.97%		1.52%		1.80%		1.76%		1.60%		1.67%
0.19%	(b)	0.15%	(b)	0.15%	(b)	0.15%	(b)	0.15%	(b)	0.44%	(b)	0.40%	(b)	0.40%	(b)	0.36%	(b)	0.40%	(b)
0.19%		0.15%		0.16%		0.16%		0.15%		0.44%		0.40%		0.41%		0.40%		0.40%
16%		2%		11%		4%		13%		16%		2%		11%		4%		13%

See Notes to Financial Highlights and Notes to Financial Statements.

Financial Highlights

Selected data based on a share outstanding throughout the fiscal years indicated

	U.S. Large-Cap Core Equity Fund
	Investment Class										Service Class
	9/30/14		9/30/13		9/30/12		9/30/11		9/30/10		9/30/14		9/30/13		9/30/12		9/30/11		9/30/10
Inception date									2/2/00										9/30/05
Net asset value, beginning of period	$11.64		$10.94		$8.76		$9.11		$8.68		$11.56		$10.87		$8.71		$9.06		$8.65
Income/(loss) from investment operations:
Net investment income	0.17		0.21		0.18		0.16	*	0.17		0.13		0.17		0.17		0.14	*	0.15	*
Net realized and unrealized gains/(losses) on investments	1.73		1.94		2.25		(0.35)	*	0.40		1.73		1.94		2.22		(0.35)	*	0.40	*
Total income/(loss) from investment operations	1.90		2.15		2.43		(0.19)		0.57		1.86		2.11		2.39		(0.21)		0.55
Less distributions from:
Net investment income	0.15		0.25		0.14		0.16		0.14		0.12		0.22		0.12		0.14		0.14
Net realized gains	2.24		1.20		0.11		—		—		2.24		1.20		0.11		—		—
Total distributions	2.39		1.45		0.25		0.16		0.14		2.36		1.42		0.23		0.14		0.14
Net asset value, end of period	$11.15		$11.64		$10.94		$8.76		$9.11		$11.06		$11.56		$10.87		$8.71		$9.06
TOTAL RETURN (a)	18.60%		22.84%		28.27%		(2.32)%		6.64%		18.32%		22.56%		27.88%		(2.54)%		6.35%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$95,740		$90,668		$185,990		$159,556		$121,524		$4,391		$3,583		$3,191		$2,769		$2,549
Ratios to average net assets:
Net investment income	1.46%		1.78%		1.80%		1.63%		1.91%		1.21%		1.44%		1.55%		1.37%		1.72%
Net expenses	0.43%	(b)	0.43%	(b)	0.39%	(b)	0.39%	(b)	0.41%	(b)	0.68%	(b)	0.68%	(b)	0.64%	(b)	0.64%	(b)	0.66%	(b)
Gross expenses	0.43%		0.43%		0.39%		0.40%		0.41%		0.68%		0.68%		0.64%		0.65%		0.66%
Portfolio turnover rate	45%		44%		83%		44%		56%		45%		44%		83%		44%		56%

See Notes to Financial Highlights and Notes to Financial Statements.

Premier Growth Equity Fund
Investment Class										Service Class
9/30/14		9/30/13		9/30/12		9/30/11		9/30/10		9/30/14		9/30/13		9/30/12		9/30/11		9/30/10
								10/29/99										1/3/01
$12.92		$10.83		$8.05		$8.03		$7.60		$12.80		$10.74		$7.98		$7.95		$7.53

0.13	*	0.14	*	0.10	*	0.06		0.04	*	0.10	*	0.11	*	0.07	*	0.04	*	0.02	*
2.38	*	2.09	*	2.77	*	(0.01)		0.44	*	2.36	*	2.07	*	2.76	*	(0.01)	*	0.45	*
2.51		2.23		2.87		0.05		0.48		2.46		2.18		2.83		0.03		0.47

0.11		0.14		0.09		0.03		0.05		0.08		0.12		0.07		—		0.05
0.36		—		—		—		—		0.36		—		—		—		—
0.47		0.14		0.09		0.03		0.05		0.44		0.12		0.07		—		0.05
$14.96		$12.92		$10.83		$8.05		$8.03		$14.82		$12.80		$10.74		$7.98		$7.95
19.80%		20.85%		35.95%		0.64%		6.39%		19.56%		20.49%		35.65%		0.38%		6.20%

$428,536		$369,286		$257,923		$221,273		$246,218		$3,836		$3,216		$2,148		$1,692		$3,157

0.94%		1.20%		0.98%		0.66%		0.55%		0.69%		0.93%		0.73%		0.41%		0.30%
0.37%	(b)	0.38%	(b)	0.38%	(b)	0.38%	(b)	0.38%	(b)	0.62%	(b)	0.63%	(b)	0.63%	(b)	0.63%	(b)	0.63%	(b)
0.37%		0.38%		0.38%		0.38%		0.38%		0.62%		0.63%		0.63%		0.63%		0.63%
21%		25%		15%		26%		21%		21%		25%		15%		26%		21%

See Notes to Financial Highlights and Notes to Financial Statements.

Financial Highlights

Selected data based on a share outstanding throughout the fiscal years indicated

	Small-Cap Equity Fund
	Investment Class										Service Class
	9/30/14		9/30/13		9/30/12		9/30/11		9/30/10		9/30/14		9/30/13		9/30/12		9/30/11		9/30/10
Inception date									8/3/98										9/30/05
Net asset value, beginning of period	$20.19		$16.80		$13.05		$12.61		$11.11		$20.27		$16.87		$13.11		$12.69		$11.17
Income/(loss) from investment operations:
Net investment income	0.01	*	0.07	*	0.04		0.05		0.03		(0.04)	*	0.02	*	0.00	(c)	0.01	*	—
Net realized and unrealized gains/(losses) on investments	1.12	*	4.69	*	3.86		0.40		1.51		1.12	*	4.72	*	3.87		0.41	*	1.52	*
Total income from investment operations	1.13		4.76		3.90		0.45		1.54		1.08		4.74		3.87		0.42		1.52
Less distributions from:
Net investment income	0.02		0.07		0.06		0.01		0.04		—		0.04		0.02		—		0.00	(c)
Net realized gains	1.98		1.30		0.09		—		—		1.98		1.30		0.09		—		—
Total distributions	2.00		1.37		0.15		0.01		0.04		1.98		1.34		0.11		0.00	(c)	0.00	(c)
Net asset value, end of period	$19.32		$20.19		$16.80		$13.05		$12.61		$19.37		$20.27		$16.87		$13.11		$12.69
TOTAL RETURN (a)	5.61%		30.57%		30.03%		3.53%		13.91%		5.32%		30.26%		29.63%		3.31%		13.61%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$1,264,304		$1,249,146		$966,702		$759,833		$722,935		$71		$87		$44		$32		$28
Ratios to average net assets:
Net investment income	0.07%		0.37%		0.27%		0.31%		0.24%		(0.19)%		0.09%		0.04%		0.07%		(0.01)%
Net expenses	0.88%	(b)	0.88%	(b)	0.89%	(b)	0.89%	(b)	0.89%	(b)	1.13%	(b)	1.13%	(b)	1.14%	(b)	1.13%	(b)	1.14%	(b)
Gross expenses	0.88%		0.89%		0.90%		0.89%		0.91%		1.13%		1.14%		1.15%		1.14%		1.16%
Portfolio turnover rate	37%		37%		36%		46%		46%		37%		37%		36%		46%		46%

See Notes to Financial Highlights and Notes to Financial Statements.

International Equity Fund
Investment Class										Service Class
9/30/14		9/30/13		9/30/12		9/30/11		9/30/10		9/30/14		9/30/13		9/30/12		9/30/11		9/30/10
								11/25/97										1/3/01
$12.71		$10.68		$9.25		$10.90		$10.90		$12.61		$10.59		$9.17		$10.80		$10.83

0.30	*	0.18	*	0.20	*	0.23		0.20	*	0.26	*	0.15	*	0.14	*	0.19		0.17	*
(0.08)	*	2.09	*	1.47	*	(1.70)		0.01	*	(0.08)	*	2.07	*	1.49	*	(1.68)		0.00	*
0.22		2.27		1.67		(1.47)		0.21		0.18		2.22		1.63		(1.49)		0.17

0.21		0.24		0.24		0.18		0.21		0.17		0.20		0.21		0.14		0.20
—		—		—		—		—		—		—		—		—		—
0.21		0.24		0.24		0.18		0.21		0.17		0.20		0.21		0.14		0.20
$12.72		$12.71		$10.68		$9.25		$10.90		$12.62		$12.61		$10.59		$9.17		$10.80
1.69%		21.57%		18.43%		(13.83)%		1.93%		1.42%		21.19%		18.11%		(14.01)%		1.57%

$1,724,647		$1,836,243		$1,984,087		$1,876,948		$2,289,643		$92,749		$101,204		$119,576		$344,024		$486,064

2.29%		1.57%		2.03%		1.95%		1.85%		2.03%		1.31%		1.39%		1.68%		1.64%
0.56%	(b)	0.56%	(b)	0.56%	(b)	0.55%	(b)	0.56%	(b)	0.81%	(b)	0.81%	(b)	0.81%	(b)	0.80%	(b)	0.81%	(b)
0.56%		0.56%		0.56%		0.56%		0.56%		0.81%		0.81%		0.81%		0.81%		0.81%
39%		47%		50%		41%		49%		39%		47%		50%		41%		49%

See Notes to Financial Highlights and Notes to Financial Statements.

Financial Highlights

Selected data based on a share outstanding throughout the fiscal years indicated

	Strategic Investment Fund
	Investment Class										Service Class
	9/30/14		9/30/13		9/30/12		9/30/11		9/30/10		9/30/14		9/30/13		9/30/12		9/30/11		9/30/10
Inception date									10/29/99										9/30/05
Net asset value, beginning of period	$13.09		$11.88		$10.23		$10.71		$10.18		$12.99		$11.80		$10.17		$10.58		$10.12
Income/(loss) from investment operations:
Net investment income	0.25	*	0.22	*	0.22	*	0.22		0.18		0.21	*	0.18	*	0.18	*	0.19	*	0.11	*
Net realized and unrealized gains/(losses) on investments	0.90	*	1.22	*	1.66	*	(0.51)		0.52		0.90	*	1.21	*	1.66	*	(0.50)	*	0.50	*
Total income/(loss) from investment operations	1.15		1.44		1.88		(0.29)		0.70		1.11		1.39		1.84		(0.31)		0.61
Less distributions from:
Net investment income	0.22		0.23		0.23		0.19		0.17		0.18		0.20		0.21		0.10		0.15
Net realized gains	0.48		—		—		—		—		0.48		—		—		—		—
Total distributions	0.70		0.23		0.23		0.19		0.17		0.66		0.20		0.21		0.10		0.15
Net asset value, end of period	$13.54		$13.09		$11.88		$10.23		$10.71		$13.44		$12.99		$11.80		$10.17		$10.58
TOTAL RETURN (a)	8.98%		12.34%		18.67%		(2.85)%		6.89%		8.79%		11.98%		18.39%		(3.04)%		6.09%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$835,338		$827,998		$742,918		$629,230		$659,553		$62		$57		$61		$34		$37
Ratios to average net assets:
Net investment income	1.84%		1.74%		1.93%		1.95%		1.83%		1.60%		1.48%		1.69%		1.70%		1.17%
Net expenses	0.35%	(b)	0.34%	(b)	0.34%	(b)	0.34%	(b)	0.32%	(b)	0.60%	(b)	0.59%	(b)	0.59%	(b)	0.59%	(b)	0.57%	(b)
Gross expenses	0.35%		0.36%		0.36%		0.36%		0.36%		0.60%		0.61%		0.61%		0.61%		0.61%
Portfolio turnover rate	185%		153%		188%		187%		152%		185%		153%		188%		187%		152%

See Notes to Financial Highlights and Notes to Financial Statements.

Income Fund
Investment Class										Service Class
9/30/14		9/30/13		9/30/12		9/30/11		9/30/10		9/30/14		9/30/13		9/30/12		9/30/11		9/30/10
								11/21/97										9/30/05
$9.34		$10.01		$9.73		$9.51		$9.06		$9.55		$10.23		$9.94		$9.70		$9.25

0.26		0.21		0.25		0.34		0.35		0.24		0.19		0.24		0.32		0.32	*
0.17		(0.32)		0.44		0.22		0.47		0.17		(0.33)		0.44		0.24		0.49	*
0.43		(0.11)		0.69		0.56		0.82		0.41		(0.14)		0.68		0.56		0.81

0.26		0.21		0.26		0.34		0.37		0.24		0.19		0.24		0.32		0.36
—		0.35		0.15		—		—		—		0.35		0.15		—		—
0.26		0.56		0.41		0.34		0.37		0.24		0.54		0.39		0.32		0.36
$9.51		$9.34		$10.01		$9.73		$9.51		$9.72		$9.55		$10.23		$9.94		$9.70
4.61%		(1.13)%		7.28%		6.01%		9.24%		4.32%		(1.40)%		7.02%		5.91%		8.87%

$322,946		$341,603		$372,643		$375,669		$397,055		$327		$316		$320		$306		$268

2.73%		2.21%		2.58%		3.59%		3.72%		2.47%		2.00%		2.33%		3.33%		3.47%
0.23%	(b)	0.21%	(b)	0.21%	(b)	0.20%	(b)	0.18%	(b)	0.48%	(b)	0.46%	(b)	0.46%	(b)	0.45%	(b)	0.44%	(b)
0.23%		0.23%		0.23%		0.23%		0.23%		0.48%		0.48%		0.48%		0.48%		0.48%
308%		348%		403%		393%		383%		308%		348%		403%		393%		383%

See Notes to Financial Highlights and Notes to Financial Statements.

Notes to Financial Highlights

(a)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions.

(b)	Includes contractual management fee waiver related to the Fund’s investments in the GE Institutional Money Market Fund (the “Fund”). The fee waiver agreement was terminated effective June 30, 2014 with the closure of the Fund.

(c)	Less than $0.005.

*	Per share values have been calculated using the average share method.

The accompanying Notes are an integral part of these financial statements.

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Statements of Assets and Liabilities September 30, 2014	U.S. Equity Fund	S&P 500 Index Fund	U.S. Large-Cap Core Equity Fund

ASSETS
Investments in securities, at Fair Value (cost $637,160,436; $25,904,902; $77,547,728; $280,661,686; $957,418,199; $1,600,849,511; $659,161,752 and $317,900,733, respectively)	$828,586,438	$37,077,258	$95,327,239
Investments in affiliated securities, at Fair Value (cost $0; $427,089; $0; $0; $0; $0; $0 and $0, respectively)	—	550,881	—
Short-term investments, at Amortized Cost	7,219,575	1,727,507	4,257,640
Cash	39,584	—	—
Restricted cash	—	82,799	—
Foreign currency (cost $0; $0; $0; $0; $0; $743,085; $76,792 and $0, respectively)	—	—	—
Receivable for investments sold	1,039,056	—	41,006
Income receivables	878,109	44,974	136,405
Receivable for fund shares sold	108,039	—	418,231
Variation margin receivable	12,794	—	—
Other assets	20,589	771	—
Total assets	837,904,184	39,484,190	100,180,521
LIABILITIES
Payable for investments purchased	760,668	—	—
Payable for fund shares redeemed	24,402	—	2,498
Payable to GEAM	250,822	4,968	35,414
Accrued other expenses	—	—	3,511
Variation margin payable	—	3,459	7,740
Accrued foreign capital gains tax	—	—	—
Total liabilities	1,035,892	8,427	49,163
NET ASSETS	$836,868,292	$39,475,763	$100,131,358
NET ASSETS CONSIST OF:
Capital paid in	$570,462,936	$48,099,337	$67,531,343
Undistributed (distributions in excess of) net investment income	8,152,159	465,329	1,115,030
Accumulated net realized gain (loss)	66,787,333	(20,374,793)	13,727,175
Net unrealized appreciation (depreciation) on:
Investments	191,426,002	11,296,148	17,779,511
Futures	39,862	(10,258)	(21,701)
Foreign currency related transactions	—	—	—
NET ASSETS	$836,868,292	$39,475,763	$100,131,358
Investment Class:
Net Assets	$836,751,532	$32,326,213	$95,740,427
Shares outstanding ($0.001 par value, unlimited shares authorized)	48,309,372	1,715,994	8,584,434
Net asset value, offering and redemption price per share	$17.32	$18.84	$11.15
Service Class:
Net Assets	$116,760	$7,149,550	$4,390,931
Shares outstanding ($0.001 par value, unlimited shares authorized)	6,505	372,366	396,928
Net asset value, offering and redemption price per share	$17.95	$19.20	$11.06

The accompanying Notes are an integral part of these financial statements.

Premier Growth Equity Fund	Small-Cap Equity Fund	International Equity Fund	Strategic Investment Fund	Income Fund

$416,800,686	$1,186,118,084	$1,799,586,498	$738,708,750	$320,324,186

—	—	—	—	—
15,652,537	66,447,137	8,522,424	127,749,515	18,979,740
—	—	741,526	114,554	—
—	1,226,180	1,644,608	446,594	—

—	—	736,553	76,198	—
—	13,418,175	8,377,272	64,103,196	4,813,477
273,836	1,145,215	5,411,624	2,216,561	1,810,004
465,831	747	62,528	79,658	11,479
—	—	72,738	29,960	57,771
9,998	35,477	—	21,198	3,245
433,202,888	1,268,391,015	1,825,155,771	933,546,184	345,999,902

600,958	2,291,965	4,795,355	64,358,069	22,644,671
87,107	413,841	561,547	33,140,457	21,659
131,509	952,951	859,314	256,064	60,509
—	—	6,219	—	—
11,156	357,234	69,024	240,903	—
—	—	1,468,652	150,716	—
830,730	4,015,991	7,760,111	98,146,209	22,726,839
$432,372,158	$1,264,375,024	$1,817,395,660	$835,399,975	$323,273,063

$262,880,281	$919,167,659	$1,886,966,866	$685,344,091	$322,451,378

2,460,002	434,995	41,541,740	12,400,695	295,679
30,926,619	116,851,173	(308,201,042)	59,188,311	(1,795,804)

136,139,000	228,699,885	197,268,336	79,396,283	2,423,453
(33,744)	(778,688)	(25,829)	(915,469)	(101,643)
—	—	(154,411)	(13,936)	—
$432,372,158	$1,264,375,024	$1,817,395,660	$835,399,975	$323,273,063

$428,536,045	$1,264,303,622	$1,724,646,817	$835,337,541	$322,945,768

28,638,381	65,440,269	135,629,938	61,674,542	33,971,422
$14.96	$19.32	$12.72	$13.54	$9.51

$3,836,113	$71,402	$92,748,843	$62,434	$327,295

258,869	3,686	7,346,618	4,645	33,679
$14.82	$19.37	$12.62	$13.44	$9.72

Statements of Operations For the year ended September 30, 2014	U.S. Equity Fund	S&P 500 Index Fund	U.S. Large-Cap Core Equity Fund

INVESTMENT INCOME

Income
Dividend	$13,692,794	$695,394	$1,889,043
Interest	103,053	8,214	8,732
Income from affiliated investments	—	18,319	—
Less: Foreign taxes withheld	(3,252)	—	(1,698)
Total income	13,792,595	721,927	1,896,077

Expenses
Advisory and administration fees	2,878,656	54,815	426,285
Distribution and service:
Service Class	236	16,480	10,280
Trustees’ fees	24,324	1,245	7,931
Other expenses	20	14,826	—
Total expenses before waiver	2,903,236	87,366	444,496
Less: Expenses waived or borne by the adviser	(8,523)	(798)	(1,023)
Net expenses	2,894,713	86,568	443,473
Net investment income	10,897,882	635,359	1,452,604

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on:
Investments	88,509,836	6,094,503	14,500,090
Affiliated investments	—	85,248	—
Futures	1,342,348	385,780	384,913
Foreign currency transactions	(130)	—	(13)
Increase (decrease) in unrealized appreciation/depreciation on:
Investments	36,086,603	(803,689)	837,108
Futures	141,166	18,472	9,921
Foreign currency translations	—	—	—
Net realized and unrealized gain (loss) on investments	126,079,823	5,780,314	15,732,019
Net increase (decrease) in net assets resulting from operations	$136,977,705	$6,415,673	$17,184,623

The accompanying Notes are an integral part of these financial statements.

Premier Growth Equity Fund	Small-Cap Equity Fund	International Equity Fund	Strategic Investment Fund	Income Fund

$5,347,632	$12,437,959	$58,976,631	$12,232,330	$20,667
1,076	71,666	—	7,070,794	9,765,870
—	—	—	—	—
—	(34,891)	(3,820,424)	(385,370)	—
5,348,708	12,474,734	55,156,207	18,917,754	9,786,537

1,503,469	11,552,463	10,731,681	3,050,692	750,072

8,979	267	252,920	158	801
10,231	36,358	100,269	28,163	16,053
22	—	805	171	40
1,522,701	11,589,088	11,085,675	3,079,184	766,966
(3,854)	(29,663)	(10,880)	(42,030)	(14,204)
1,518,847	11,559,425	11,074,795	3,037,154	752,762
3,829,861	915,309	44,081,412	15,880,600	9,033,775

35,357,672	138,909,023	149,490,515	66,931,777	1,932,148
—	—	—	—	—
465,505	2,885,868	18,802	3,755,006	(2,524,151)
—	—	(715,627)	(69,575)	—

33,560,241	(71,178,153)	(159,247,752)	(11,897,709)	6,054,323
22,801	(1,140,352)	363,412	(877,349)	304,357
—	—	(317,587)	(27,442)	—
69,406,219	69,476,386	(10,408,237)	57,814,708	5,766,677

$73,236,080	$70,391,695	$33,673,175	$73,695,308	$14,800,452

Statements of Changes in Net Assets	U.S. Equity Fund
	Year Ended September 30, 2014	Year Ended September 30, 2013

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$10,897,882	$11,396,594
Net realized gain (loss) on investments, futures and foreign currency transactions	89,852,054	52,579,773
Net increase (decrease) in unrealized appreciation/depreciation on investments, futures and foreign currency translations	36,227,769	83,056,163
Net increase (decrease) from operations	136,977,705	147,032,530
Distributions to shareholders from:
Net investment income
Investment Class	(10,062,780)	(10,296,661)
Service Class	—	(40,211)
Net realized gains
Investment Class	(40,660,030)	—
Service Class	(4,598)	—
Total distributions	(50,727,408)	(10,336,872)
Increase (decrease) in assets from operations and distributions	86,250,297	136,695,658
Share transactions:
Proceeds from sale of shares
Investment Class	37,331,758	47,982,536
Service Class	21,850	244,119
Value of distributions reinvested
Investment Class	50,722,685	10,296,638
Service Class	4,570	40,206
Cost of shares redeemed
Investment Class	(105,145,486)	(84,809,474)
Service Class	(3,735)	(3,961,886)
Net increase (decrease) from share transactions	(17,068,358)	(30,207,861)
Total increase (decrease) in net assets	69,181,939	106,487,797

NET ASSETS
Beginning of year	767,686,353	661,198,556
End of year	$836,868,292	$767,686,353
Undistributed (distributions in excess of) net investment income, end of period	$8,152,159	$7,380,324
CHANGES IN FUND SHARES
Investment Class
Shares sold	2,287,224	3,472,402
Issued for distributions reinvested	3,257,719	806,947
Shares redeemed	(6,466,370)	(6,056,163)
Net increase (decrease) in fund shares	(921,427)	(1,776,814)
Service Class
Shares sold	1,200	17,381
Issued for distributions reinvested	282	3,093
Shares redeemed	(217)	(254,128)
Net increase (decrease) in fund shares	1,265	(233,654)

The accompanying Notes are an integral part of these financial statements.

S&P 500 Index Fund		U.S. Large-Cap Core Equity Fund		Premier Growth Equity Fund
Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2014	Year Ended September 30, 2013

$635,359	$842,718	$1,452,604	$1,886,880	$3,829,861	$3,397,344

6,565,531	480,862	14,884,990	19,831,194	35,823,177	19,059,785

(785,217)	5,926,646	847,029	(5,548,038)	33,583,042	34,538,579
6,415,673	7,250,226	17,184,623	16,170,036	73,236,080	56,995,708

(671,910)	(633,163)	(1,158,271)	(3,609,374)	(3,141,777)	(3,226,746)
(78,090)	(81,168)	(37,701)	(65,779)	(19,790)	(26,113)

—	—	(17,427,031)	(17,344,084)	(10,172,708)	—
—	—	(706,418)	(355,202)	(89,483)	—
(750,000)	(714,331)	(19,329,421)	(21,374,439)	(13,423,758)	(3,252,859)
5,665,673	6,535,895	(2,144,798)	(5,204,403)	59,812,322	53,742,849

5,428,927	6,309,851	12,935,678	10,388,686	51,707,180	116,526,199
1,198,547	1,918,639	480,957	529,958	513,832	1,543,852

598,623	550,114	18,579,989	9,994,688	13,209,115	3,213,585
77,671	80,694	744,095	420,966	109,227	26,101

(21,073,881)	(1,872,382)	(24,366,962)	(110,193,434)	(64,960,247)	(61,583,047)
(1,094,993)	(1,340,276)	(348,499)	(865,935)	(521,159)	(1,038,133)
(14,865,106)	5,646,640	8,025,258	(89,725,071)	57,948	58,688,557
(9,199,433)	12,182,535	5,880,460	(94,929,474)	59,870,270	112,431,406

48,675,196	36,492,661	94,250,898	189,180,372	372,501,888	260,070,482
$39,475,763	$48,675,196	$100,131,358	$94,250,898	$432,372,158	$372,501,888

$465,329	$595,114	$1,115,030	$864,701	$2,460,002	$1,855,301

311,440	420,670	1,177,675	964,587	3,730,498	9,935,204
37,673	40,870	1,854,290	1,067,808	980,632	302,313
(1,303,754)	(125,492)	(2,238,774)	(11,244,242)	(4,662,645)	(5,454,120)
(954,641)	336,048	793,191	(9,211,847)	48,485	4,783,397

65,846	125,490	44,370	49,617	37,197	138,442
4,786	5,869	74,708	45,216	8,176	2,474
(61,315)	(90,174)	(32,171)	(78,343)	(37,770)	(89,628)
9,317	41,185	86,907	16,490	7,603	51,288

Statements of Changes in Net Assets	Small-Cap Equity Fund		International Equity Fund
	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2014	Year Ended September 30, 2013

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$915,309	$3,949,003	$44,081,412	$30,780,498
Net realized gain (loss) on investments, futures and foreign currency transactions	141,794,891	102,600,279	148,793,690	188,781,637
Net increase (decrease) in unrealized appreciation/depreciation on investments, futures and foreign currency translations	(72,318,505)	184,631,569	(159,201,927)	159,051,736
Net increase (decrease) from operations	70,391,695	291,180,851	33,673,175	378,613,871
Distributions to shareholders from:
Net investment income
Investment Class	(1,300,365)	(4,220,615)	(29,089,517)	(38,226,277)
Service Class	—	(148)	(1,380,383)	(1,995,770)
Net realized gains
Investment Class	(121,161,646)	(73,908,394)	—	—
Service Class	(8,667)	(4,369)	—	—
Total distributions	(122,470,678)	(78,133,526)	(30,469,900)	(40,222,047)
Increase (decrease) in assets from operations and distributions	(52,078,983)	213,047,325	3,203,275	338,391,824
Share transactions:
Proceeds from sale of shares
Investment Class	96,764,538	83,402,018	114,344,931	148,396,185
Service Class	34,178	61,678	245,130	327,057
Value of distributions reinvested
Investment Class	122,459,420	78,129,009	29,022,015	38,147,063
Service Class	8,667	4,517	1,380,070	1,994,098
Cost of shares redeemed
Investment Class	(151,990,603)	(92,121,302)	(257,873,009)	(652,980,491)
Service Class	(54,564)	(36,749)	(10,373,233)	(40,493,002)
Net increase (decrease) from share transactions	67,221,636	69,439,171	(123,254,096)	(504,609,090)
Total increase (decrease) in net assets	15,142,653	282,486,496	(120,050,821)	(166,217,266)

NET ASSETS
Beginning of year	1,249,232,371	966,745,875	1,937,446,481	2,103,663,747
End of year	$1,264,375,024	$1,249,232,371	$1,817,395,660	$1,937,446,481
Undistributed (distributions in excess of) net investment income, end of period	$434,995	$944,673	$41,541,740	$28,645,855
CHANGES IN FUND SHARES
Investment Class
Shares sold	4,831,811	4,654,957	8,765,740	12,865,711
Issued for distributions reinvested	6,328,652	4,910,686	2,237,627	3,412,081
Shares redeemed	(7,595,150)	(5,240,543)	(19,887,117)	(57,585,228)
Net increase (decrease) in fund shares	3,565,313	4,325,100	(8,883,750)	(41,307,436)
Service Class
Shares sold	1,708	3,406	18,951	28,154
Issued for distributions reinvested	446	282	106,899	179,325
Shares redeemed	(2,742)	(2,020)	(802,277)	(3,479,754)
Net increase (decrease) in fund shares	(588)	1,668	(676,427)	(3,272,275)

The accompanying Notes are an integral part of these financial statements.

Strategic Investment Fund		Income Fund
Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2014	Year Ended September 30, 2013

$15,880,600	$13,622,587	$9,033,775	$7,904,148

70,617,208	41,089,937	(592,003)	1,541,138

(12,802,500)	36,326,588	6,358,680	(13,537,966)
73,695,308	91,039,112	14,800,452	(4,092,680)

(13,471,250)	(14,422,388)	(9,018,850)	(7,816,362)
(856)	(1,045)	(7,907)	(5,968)

(29,582,200)	—	—	(13,054,435)
(2,199)	—	—	(10,149)
(43,056,505)	(14,423,433)	(9,026,757)	(20,886,914)

30,638,803	76,615,679	5,773,695	(24,979,594)

51,978,867	62,947,957	12,837,474	18,356,349
6,633	1,600	63,481	34,876

43,052,892	14,422,080	9,004,773	20,863,869
2,677	929	7,907	16,116

(118,328,879)	(68,899,777)	(46,268,264)	(45,300,988)
(6,179)	(12,270)	(65,013)	(35,146)

(23,293,989)	8,460,519	(24,419,642)	(6,064,924)
7,344,814	85,076,198	(18,645,947)	(31,044,518)

828,055,161	742,978,963	341,919,010	372,963,528
$835,399,975	$828,055,161	$323,273,063	$341,919,010

$12,400,695	$10,133,888	$295,679	$288,661

3,898,959	5,100,949	1,352,756	1,897,956
3,337,433	1,219,111	950,880	2,175,577
(8,822,526)	(5,573,604)	(4,908,128)	(4,713,473)
(1,586,134)	746,456	(2,604,492)	(639,940)

500	124	6,550	3,551
209	79	816	1,645
(461)	(957)	(6,732)	(3,474)
248	(754)	634	1,722

Notes to Financial Statements	September 30, 2014

1. Organization of the Funds

GE Institutional Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was organized as a Delaware business trust on May 23, 1997, and is authorized to issue an unlimited number of shares. It currently comprises ten investment funds (each a “Fund” and collectively the “Funds”) although only the following eight Funds are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, U.S. Large-Cap Core Equity Fund, Premier Growth Equity Fund, Small-Cap Equity Fund, International Equity Fund, Strategic Investment Fund and Income Fund. GE Institutional Money Market Fund liquidated on June 30, 2014. The Funds presently offer two classes of shares — the Investment Class and the Service Class. The Trust expects that most of the time, each Fund will have relatively few shareholders (as compared with most mutual funds), but that these shareholders will invest substantial amounts in a Fund (minimum initial investment requirements are described in the current summary prospectus for each Fund and in the Funds’ statutory prospectus). Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies.

2. Summary of Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Subsequent events after the balance sheet date through the date the financial statements were issued have been evaluated in the preparation of the financial statements. There are no items to report.

The following summarizes the significant accounting policies of the Trust.

Securities Valuation and Transactions  All investments in securities are recorded at their estimated fair value, as described in Note 3.

Securities transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

Each Fund’s income, expenses (other than distribution fees) and realized and unrealized gains and losses are allocated proportionally each day among the share classes based upon the relative net assets of each class.

Foreign Currency  Accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

All assets and liabilities of the Funds initially expressed in foreign currency values will be converted into U.S. dollars at the WM/Reuter exchange rate computed at 11:00 a.m., Eastern time.

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the year. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of foreign securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities (including foreign currencies and open foreign currency contracts) as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

Notes to Financial Statements	September 30, 2014

Derivatives  The Funds are subject to equity price risk, interest rate risk, credit risk, and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. Certain Funds used various types of derivatives (such as futures) to gain or hedge market exposure for residual and accumulating cash positions, and for managing the duration of fixed-income investments.

Futures Contracts  A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Certain Funds may invest in interest rate, financial and stock or bond index futures contracts subject to certain limitations. During the year ended September 30, 2014, the U.S. Equity Fund, S&P 500 Index Fund, U.S. Large-Cap Core Equity Fund, Premier Growth Equity Fund, Small-Cap Equity Fund and International Equity Fund invested in stock index future contracts to gain equity exposure for accumulating and residual cash positions. The Strategic Investment Fund invested in futures contracts on various stock indices, bonds and notes to gain equity exposure and to manage duration of fixed income securities. The Income Fund invested in futures contracts on bonds and notes to manage duration of fixed income securities. Buying futures tends to increase a Fund’s exposure to the underlying instrument while selling futures tends to decrease a Fund’s exposure to the underlying instrument, or hedge other Fund investments. With futures contracts, there is minimal counterparty credit risk to a Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all traded futures, guarantees the futures against default. A Fund’s risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, a Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by a Fund each day, depending on the daily fluctuation in the fair value of the underlying security. A Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, a Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. A Fund recognizes a realized gain or loss on the expiration or closing of a futures contract.

When-Issued Securities and Forward Commitments   Certain Funds purchase or sell securities on a when issued or forward commitment basis. These transactions are arrangements in which a Fund purchases and sells securities with payment and delivery scheduled a month or more after entering into the transaction. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the commitments. In connection with such purchases, a Fund maintains cash or liquid assets in an amount equal to the purchase commitments for such underlying securities until settlement date and for sales commitments a Fund maintains equivalent deliverable securities as “cover” for the transaction. Unsettled commitments are valued at the current market value of the underlying security. Daily fluctuations in the value of such commitments are recorded as unrealized gains or losses. The Funds will not enter into such commitments for the purpose of investment leverage.

Forward Foreign Currency Exchange Contracts  Certain Funds may enter into forward foreign currency exchange contracts to facilitate transactions in foreign denominated securities and to manage currency exposure. Forward foreign currency exchange contracts are valued at the mean between the bid and the offered forward rates as last quoted by a recognized dealer. The aggregate principal amounts of the contracts are not recorded in a Fund’s financial statements. Such amounts appear under the caption Forward Foreign Currency Contracts in the Schedules of Investments. Fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as an asset (or liability) and in the Statements of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains or losses on foreign currency related transactions. A Fund’s risks in using these contracts include changes in the value of foreign currency or the

Notes to Financial Statements	September 30, 2014

possibility that the counterparties do not perform under the contracts’ terms. When a Fund enters into a forward foreign currency exchange contract, it is required to segregate cash or liquid securities with its custodian in an amount equal to the value of a Fund’s total assets committed to the consummation of the forward contract. If the value of the segregated securities declines, additional cash or securities are segregated so that the value of the account will equal the amount of a Fund’s commitment with respect to the contract.

Investments in Foreign Markets  Investments in foreign markets involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, restrictions on repatriation of income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Funds may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. Such taxes are generally based upon income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

Investment Income  Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions which are recorded as soon after the ex-dividend date as such information becomes available. Withholding taxes on foreign dividends, if any, have been provided for in accordance with a Fund’s understanding of the applicable country’s tax rules and rates. Interest income is recorded on the accrual basis. Accretion of discounts and amortization of premiums on taxable bonds are to the call or maturity date, whichever is shorter, using the effective yield method.

Expenses  The Funds pay a “unitary fee” to GEAM equivalent to the Funds’ advisory and administration fee. This fee includes any normal operating expenses payable by the Funds, except for fees paid to the Trust’s independent Trustees, distribution and shareholder servicing fees, brokerage fees and fees that are not normal operating expenses of the Funds (such as extraordinary expenses, interest and taxes).

Federal Income Taxes  The Funds intend to comply with all sections of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies including the distribution of substantially all of their taxable net investment income and net realized capital gains to their shareholders. Therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes.

3. Security Valuation and Transactions

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a framework for measuring fair value and providing related disclosures. Broadly, the framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants at the measurement date. In the absence of active markets for the identical assets or liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date. It also establishes a three-level valuation hierarchy based upon observable and non-observable inputs.

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

Level 1 - Quoted prices for identical investments in active markets.

Level 2 - Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

Level 3 - Significant inputs to the valuation model are unobservable.

Notes to Financial Statements	September 30, 2014

Policies and procedures are maintained to value investments using the best and most relevant data available. In addition, pricing vendors are utilized to assist in valuing investments. GEAM performs periodic reviews of the methodologies used by independent pricing services including price validation of individual securities.

Fair Value Measurement  The following section describes the valuation methodologies the Funds use to measure different financial investments at fair value.

A Fund’s portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sale price on the primary market in which they are traded. Portfolio securities listed on NASDAQ are valued using the NASDAQ Official Closing Price. Level 1 securities primarily include publicly-traded equity securities, which may not necessarily represent the last sales price. If no sales occurred on the exchange or NASDAQ that day, the portfolio security generally is valued using the last reported bid price. In those circumstances, the Fund classifies the investment securities in Level 2.

Debt securities (other than short-term securities described below) generally are valued at an evaluated bid price as reported by independent pricing services. The pricing services use various pricing models for each asset class. The inputs and assumptions to the model of the pricing services are derived from market observable sources, which may include: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers and other market related data. Since many fixed income securities do not trade on a daily basis, the methodology of the pricing service may also use other available information such as benchmark curves, benchmarking of similar securities, sector groupings and matrix pricing, as applicable. Thus, certain securities may not be priced using market quotations, but rather determined from market observable information. These investments are included in Level 2 and are primarily comprised of corporate fixed income, government, mortgage and asset-backed securities. In the absence of a reliable bid price from such a pricing service, debt securities may be valued based on broker or dealer supplied valuations or quotations. In these infrequent circumstances, pricing services may provide the Funds with valuations that are based on significant unobservable inputs, and in those circumstances the investment securities are classified as Level 3.

A Fund may use non-binding broker or dealer quotes for valuation when there is limited or no relevant market activity for a specific investment or for other investments that share similar characteristics and a price is not provided by a pricing service or is deemed not to be reliable. The Funds have not adjusted the prices obtained. Investment securities priced using non-binding broker or dealer quotes are included in Level 3.

Short-term securities of sufficient credit quality with remaining maturities of sixty days or less at the time of purchase are typically valued on the basis of amortized cost which approximates fair value and these are included in Level 2. If it is determined that amortized cost does not approximate fair value, securities may be valued based on dealer supplied valuations or quotations. In these infrequent circumstances, pricing services may provide the Funds with valuations that are based on significant unobservable inputs, and in those circumstances the investment securities are classified in Level 3.

Investments in Registered Investment Companies are valued at the published daily net asset value and classified in Level 1.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Funds’ Board of Trustees that are designed to establish its “fair” value. These securities are typically classified in Level 3. Those procedures require that the fair value of a security be established by a valuation committee of GEAM. The valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment of any Fund in the appropriate circumstances.

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occurring after the close of the portfolio security’s primary market and before the close of regular trading on the New York Stock Exchange (“NYSE”). In these circumstances, the Funds classify the investment securities in Level 2. This independent fair value pricing

Notes to Financial Statements	September 30, 2014

service uses a proprietary model to identify affected securities, taking into consideration various factors, and the fair value of such securities may be something other than the last available quotation or other market price.

All assets and liabilities of the Funds initially expressed in foreign currency values will be converted into U.S. dollars at the WM/Reuters exchange rate computed at 11:00 a.m. Eastern time.

Fair value determinations generally are used for securities whose value is affected by a significant event that will materially affect the value of a security and which occurs subsequent to the time of the close of the principal market on which such security trades but prior to the calculation of a Fund’s net asset value (“NAV”).

The value established for such a portfolio security valued other than by use of a market quotation (as described above) may be different than what would be produced through the use of market quotations or another methodology. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that a Fund could sell a portfolio security for the value established for it at any time and it is possible that a Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Other financial investments are derivative instruments that are not reflected in total investments, such as futures, forwards, swaps, and written options contracts, which are valued based on fair value as discussed above.

The Funds use closing prices for derivatives included in Level 1, which are traded either on exchanges or liquid over-the counter markets. Derivative assets and liabilities included in Level 2 primarily represent interest rate swaps, cross-currency swaps and foreign currency and commodity forward and option contracts. Derivative assets and liabilities included in Level 3 primarily represent interest rate products that contain embedded optionality or prepayment features.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following tables present the Funds’ investments measured at fair value on a recurring basis at September 30, 2014:

Fund	Investments	Level 1	Level 2	Level 3	Total
U.S. Equity Fund	Investments in Securities †
	Common Stock	$817,113,227	$—	$—	$817,113,227
	Exchange Traded Funds	11,473,211	—	—	11,473,211
	Short-Term Investments	7,219,575	—	—	7,219,575

	Total Investments in Securities	$835,806,013	$—	$—	$835,806,013

	Other Financial Instruments *
	Short Futures Contracts — Unrealized Appreciation	$39,862	$—	$—	$39,862

S&P 500 Index Fund	Investments in Securities †
	Common Stock	$37,628,139	$—	$—	$37,628,139
	Short-Term Investments	1,727,507	—	—	1,727,507

	Total Investments in Securities	$39,355,646	$—	$—	$39,355,646

	Other Financial Instruments *
	Long Futures Contracts — Unrealized Depreciation	$(10,258)	$—	$—	$(10,258)

Notes to Financial Statements	September 30, 2014

Fund	Investments	Level 1	Level 2	Level 3	Total
U.S. Large-Cap Core Equity Fund	Investments in Securities †
	Common Stock	$93,994,201	$—	$—	$93,994,201
	Exchange Traded Funds	1,333,038	—	—	1,333,038
	Short-Term Investments	4,257,640	—	—	4,257,640

	Total Investments in Securities	$99,584,879	$—	$—	$99,584,879

	Other Financial Instruments *
	Long Futures Contracts — Unrealized Depreciation	$(21,701)	$—	$—	$(21,701)

Premier Growth Equity Fund	Investments in Securities †
	Common Stock	$416,800,686	$—	$—	$416,800,686
	Short-Term Investments	15,652,537	—	—	15,652,537

	Total Investments in Securities	$432,453,223	$—	$—	$432,453,223

	Other Financial Instruments *
	Long Futures Contracts — Unrealized Depreciation	$(33,744)	$—	$—	$(33,744)

Small-Cap Equity Fund	Investments in Securities †
	Common Stock	$1,186,118,084	$—	$—	$1,186,118,084
	Short-Term Investments	66,447,137	—	—	66,447,137

	Total Investments in Securities	$1,252,565,221	$—	$—	$1,252,565,221

	Other Financial Instruments *
	Long Futures Contracts — Unrealized Depreciation	$(778,688)	$—	$—	$(778,688)

International Equity Fund	Investments in Securities †
	Common Stock	$95,025,823	$1,671,907,635	$—	$1,766,933,458
	Preferred Stock	—	32,653,040	—	32,653,040
	Short-Term Investments	8,522,424	—	—	8,522,424

	Total Investments in Securities	$103,548,247	$1,704,560,675	$—	$1,808,108,922

	Other Financial Instruments *
	Short Futures Contracts — Unrealized Appreciation	$152,643	$—	$—	$152,643
	Short Futures Contracts — Unrealized Depreciation	(178,472)	—	—	(178,472)

	Total Other Financial Instruments	$(25,829)	$—	$—	$(25,829)

Notes to Financial Statements	September 30, 2014

Fund	Investments	Level 1	Level 2	Level 3	Total
Strategic Investment Fund	Investments in Securities †
	Domestic Equity	$285,925,512	$—	$—	$285,925,512
	Foreign Equity	17,096,268	166,947,862	—	184,044,130
	U.S. Treasuries	—	72,407,997	—	72,407,997
	Agency Mortgage Backed	—	70,101,878	—	70,101,878
	Agency Collateralized Mortgage Obligations	—	850,535	—	850,535
	Asset Backed	—	100,259	—	100,259
	Corporate Notes	—	88,878,202	—	88,878,202
	Non-Agency Collateralized Mortgage Obligations	—	13,058,531	—	13,058,531
	Sovereign Bonds	—	2,086,253	—	2,086,253
	Municipal Bonds and Notes	—	1,351,625	—	1,351,625
	Exchange Traded Funds	19,903,828	—	—	19,903,828
	Short-Term Investments	127,749,515	—	—	127,749,515

	Total Investments in Securities	$450,675,123	$415,783,142	$—	$866,458,265

	Other Financial Instruments *
	Long Futures Contracts — Unrealized Appreciation	$24,520	$—	$—	$24,520
	Long Futures Contracts — Unrealized Depreciation	(915,822)	—	—	(915,822)
	Short Futures Contracts — Unrealized Appreciation	2,799	—	—	2,799
	Short Futures Contracts — Unrealized Depreciation	(26,966)	—	—	(26,966)

	Total Other Financial Instruments	$(915,469)	$—	$—	$(915,469)

Income Fund	Investments in Securities †
	U.S. Treasuries	$—	$93,270,727	$—	$93,270,727
	Agency Mortgage Backed	—	87,749,661	—	87,749,661
	Agency Collateralized Mortgage Obligations	—	1,277,950	—	1,277,950
	Asset Backed	—	505,696	—	505,696
	Corporate Notes	—	113,439,284	—	113,439,284
	Non-Agency Collateralized Mortgage Obligations	—	19,080,237	—	19,080,237
	Sovereign Bonds	—	2,349,673	—	2,349,673
	Municipal Bonds and Notes	—	2,316,640	—	2,316,640
	Preferred Stock	334,318	—	—	334,318
	Short-Term Investments	18,979,740	—	—	18,979,740

	Total Investments in Securities	$19,314,058	$319,989,868	$—	$339,303,926

	Other Financial Instruments *
	Long Futures Contracts	$(3,620)	$—	$—	$(3,620)
	Short Futures Contracts — Unrealized Appreciation	7,711	—	—	7,711
	Short Futures Contracts — Unrealized Depreciation	(105,734)	—	—	(105,734)

	Total Other Financial Instruments	$(101,643)	$—	$—	$(101,643)

†	See Schedule of Investments for Industry Classification.
*	Other financial instruments include derivative instruments such as futures contracts. Amounts shown represent unrealized appreciation (depreciation), at period end.

Notes to Financial Statements	September 30, 2014

The International Equity Fund and Strategic Investment Fund utilized the fair value pricing service on September 30, 2014 due to events occurring after the close of foreign local markets and before the close of regular trading on the NYSE. This resulted in certain foreign securities being classified as Level 1 at the beginning of the period which were classified as Level 2 at September 30, 2014. The value of securities that were transferred to Level 2 from Level 1 as a result was $1,393,878,435 and $131,125,819 for the International

Equity Fund and Strategic Investment Fund, respectively. There were no other transfers between fair value levels during the period. Transfers between fair values are considered to occur at the beginning of the period.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended September 30, 2014 is not presented.

4. Derivatives Disclosure

Shown below are the derivative contracts entered into by each Fund, summarized by primary risk exposure as they appear on the Statements of Assets and Liabilities, none of which are accounted for as hedging instruments under FASB ASC No. 815 Derivatives and Hedging as of September 30, 2014.

	Asset Derivatives September 30, 2014		Liability Derivatives September 30, 2014
Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statements of Assets and Liabilities	Fair Value ($)	Location in the Statements of Assets and Liabilities	Fair Value ($)
U.S. Equity Fund
Equity Contracts	Assets, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures	39,862*	Liabilities, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures	—
S&P 500 Index Fund
Equity Contracts	Assets, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures	—	Liabilities, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures	(10,258)*
U.S. Large-Cap Core Equity Fund
Equity Contracts	Assets, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures	—	Liabilities, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures	(21,701)*
Premier Growth Equity Fund
Equity Contracts	Assets, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures	—	Liabilities, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures	(33,744)*
Small-Cap Equity Fund
Equity Contracts	Assets, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures	—	Liabilities, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures	(778,688)*

Notes to Financial Statements	September 30, 2014

	Asset Derivatives September 30, 2014		Liability Derivatives September 30, 2014
Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statements of Assets and Liabilities	Fair Value ($)	Location in the Statements of Assets and Liabilities	Fair Value ($)
International Equity Fund
Equity Contracts	Assets, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures	152,643*	Liabilities, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures	(178,472)*
Strategic Investment Fund
Equity Contracts	Assets, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures	24,081*	Liabilities, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures	(915,822)*
Interest Rate Contracts	Assets, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures	3,238*	Liabilities, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures	(26,966)*
Income Fund
Interest Rate Contracts	Assets, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures	7,711*	Liabilities, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures	(109,354)*
*	Includes cumulative unrealized appreciation/(depreciation) of futures contracts as reported in the Schedule of Investments and within the components of the net assets section of the Statement of Assets and Liabilities. Only the current day’s variation margin is reported within the Assets and/or Liabilities section on the Statement of Assets and Liabilities.

Shown below are the effects of derivative instruments on the Funds’ Statements of Operations, summarized by primary risk exposure.

Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statements of Operations	Total Notional Amount of Futures Contracts Purchased/(Sold) ($)	Realized Gain (Loss) on Derivatives Recognized in Income ($)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income ($)
			Realized Gain/(Loss)	Unrealized Gain/(Loss)
U.S. Equity Fund
Equity Contracts	Realized gain (loss) on Futures, Increase (decrease) in unrealized appreciation/ (depreciation) on Futures	99,109,420/(116,859,199)	1,342,348	141,166
S&P 500 Index Fund
Equity Contracts	Realized gain (loss) on Futures, Increase (decrease) in unrealized appreciation/ (depreciation) on Futures	9,036,163/(10,518,038)	385,780	18,472

Notes to Financial Statements	September 30, 2014

Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statements of Operations	Total Notional Amount of Futures Contracts Purchased/(Sold) ($)	Realized Gain (Loss) on Derivatives Recognized in Income ($)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income ($)
U.S. Large-Cap Core Equity Fund
Equity Contracts	Realized gain (loss) on Futures, Increase (decrease) in unrealized appreciation/ (depreciation) on Futures	26,024,946/(25,684,583)	384,913	9,921
Premier Growth Equity Fund
Equity Contracts	Realized gain (loss) on Futures, Increase (decrease) in unrealized appreciation/ (depreciation) on Futures	47,224,039/(47,748,704)	465,505	22,801
Small-Cap Equity Fund
Equity Contracts	Realized gain (loss) on Futures, Increase (decrease) in unrealized appreciation/ (depreciation) on Futures	259,531,033/(259,097,957)	2,885,868	(1,140,352)
International Equity Fund
Equity Contracts	Realized gain (loss) on Futures, Increase (decrease) in unrealized appreciation/ (depreciation) on Futures	232,895,116/(314,749,864)	18,802	363,412
Strategic Investment Fund
Equity Contracts	Realized gain (loss) on Futures, Increase (decrease) in unrealized appreciation/ (depreciation) on Futures	205,963,652/(218,126,346)	5,202,842	(891,741)
Interest Rate Contracts	Realized gain (loss) on futures, Increase/(decrease) in unrealized appreciation/ (depreciation) on Futures	677,693,763/(689,031,235)	(1,447,836)	14,392
Income Fund
Interest Rate Contracts	Realized gain (loss) on futures, Increase/(decrease) in unrealized appreciation/ (depreciation) on Futures	889,180,287/(891,791,365)	(2,524,151)	304,357

5. Line of Credit

The Trust (excluding the S&P 500 Index Fund) shares a revolving credit facility of up to $150 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company (“State Street”). The current revolving credit facility requires the payment of a commitment fee equal to 0.10% (became 0.125% effective October 29, 2014) per annum on the daily unused portion of the credit facility, payable quarterly by GEAM and included in the “unitary fee” paid by the Funds. In addition, the Trust has a $100 million uncommitted, unsecured line of credit with State Street.

Notes to Financial Statements	September 30, 2014

Generally, borrowings under the credit facilities would accrue interest at the Federal Funds Rate plus 50 basis points (0.50%) and would be borne by the borrowing Fund. The maximum borrowing allowed by any one Fund is the lesser of (i) 33.33% of the Funds’ total assets or (ii) 20% of its net assets. The credit facilities were not utilized by the Trust during the year ended September 30, 2014.

6. Fees and Compensation Paid to Affiliates

Advisory and Administration Fees paid to GEAM, a wholly-owned subsidiary of General Electric Company, for investment advisory and administrative services (“Management Fee”) is paid monthly based on the average daily net assets of each Fund. The advisory and administrative fee is stated in the following schedule:

Fund	Average Daily Net Assets of Fund	Advisory and Administration Fees
U.S. Equity Fund	First $25 million	0.55%
U.S. Large-Cap Core Equity Fund	Next $25 million	0.45%
Premier Growth Equity Fund	Over $50 million	0.35%
S&P 500 Index Fund	All assets	0.15%
Small-Cap Equity Fund	First $250 million	0.95%
	Next $250 million	0.90%
	Over $500 million	0.85%
International Equity Fund	First $25 million	0.75%
	Next $50 million	0.65%
	Over $75 million	0.55%
Strategic Investment Fund	First $25 million	0.45%
	Next $25 million	0.40%
	Over $50 million	0.35%
Income Fund	First $25 million	0.35%
	Next $25 million	0.30%
	Next $50 million	0.25%
	Over $100 million	0.20%

GEAM had a contractual arrangement with each non-money market Fund to waive a portion of its Management Fee in an amount equal to the Management Fee earned by GEAM with respect to the Fund’s investment in the GE Institutional Money Market Fund (the “Fee Waiver Agreement”). Effective June 26, 2014, the State Street Institutional U.S. Government Money Market Fund replaced the GE Institutional Money Market Fund as the cash sweep vehicle for each Fund’s cash holdings. As a result, the Fee Waiver Agreement was terminated effective June 26, 2014.

Distribution and Shareholder Servicing Fees  The Funds have adopted a Shareholder Servicing and Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940

Act with respect to each Fund. Each Fund pays GE Investment Distributors, Inc. (“GEID”), a wholly-owned subsidiary of GEAM and the Funds’ principal underwriter, a monthly fee for distribution and/or shareholder services provided, at an annual rate of the average daily net assets attributable to each applicable class of shares. The annual rate applicable is 0.25% for Service Class shares. Currently, Investment Class shares are not subject to a 12b-1 fee.

Trustee Compensation  The Funds pay no compensation to their Trustees who are officers or employees of GEAM or its affiliates. Trustees who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to unaffiliated

Notes to Financial Statements	September 30, 2014

Trustees is reflected on the Statements of Operations. These fees are allocated pro rata across funds and share classes served by the Trustees and are based upon the relative net assets of each fund. (For additional information about Trustees compensation please refer to the Funds’ Statement of Additional Information).

7. Sub-Advisory Fees

For certain funds that have retained sub-advisers to manage all or a portion of the respective Fund’s assets, GEAM pays each sub-adviser an investment sub-advisory fee out of the Management Fee that it receives from the respective Fund. The investment sub-advisory fee is paid by GEAM monthly and is based upon the average daily net assets of the respective Fund’s assets that are allocated to and managed by the sub-adviser. Each such sub-adviser is responsible for the day-to-day management of those assets of the Fund that are allocated to the sub-adviser, including the responsibility for making decisions to buy, sell or hold a particular security with respect to those assets. For their services, GEAM pays an investment sub-advisory fee to each of Palisade Capital Management, L.L.C., Champlain Investment Partners, LLC, GlobeFlex Capital, L.P., SouthernSun Asset Management, LLC and Kennedy Capital Management, Inc., sub-advisers to the Small-Cap Equity Fund, and SSgA Funds Management, Inc., sub-adviser to the S&P 500 Index Fund.

8. Investment Transactions

Purchases and Sales of Securities  The cost of purchases and the proceeds from sales of investments, other than short-term securities, for the year ended September 30, 2014, were as follows:

	U.S. Government Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
U.S. Equity Fund	$—	$—	$293,320,451	$331,902,819
S&P 500 Index Fund	—	—	5,695,721	19,363,342
U.S. Large-Cap Core Equity Fund	—	—	44,306,635	54,934,701
Premier Growth Equity Fund	—	—	83,275,797	92,096,083
Small-Cap Equity Fund	—	—	458,333,085	508,459,096
International Equity Fund	—	—	736,172,835	781,456,227
Strategic Investment Fund	835,938,942	811,251,214	566,744,493	654,352,165
Income Fund	823,661,998	802,581,568	149,706,784	192,050,029

Affiliated Investments  Transactions with affiliated investments for the year ended September 30, 2014 were as follows:

S&P 500 Index Fund

Security	Value, Beginning of period	Cost of purchases	Proceeds from sales	Dividend/ Interest income	Realized gain (loss)	Value, end of period
General Electric Co., Common Stock	$747,112	$75,555	$(310,856)	$18,319	$85,248	$550,881

9. Income Taxes

The Funds are subject to ASC 740, Income Taxes. ASC 740 provides guidance for financial accounting and reporting for the effects of income taxes that result from an entity’s activities during the year. ASC 740 also provides guidance regarding how certain uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires evaluation of tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether the tax positions are “more likely than not” of being sustained by the applicable tax authority. There are no adjustments to any Fund’s net assets required under ASC 740. Each Fund’s 2011, 2012, 2013 and 2014 fiscal years tax returns are still open to examination by the Federal and applicable state tax authorities.

Notes to Financial Statements	September 30, 2014

At September 30, 2014, information on the tax cost of investments and distributable earnings on a tax basis was as follows:

	Cost of Investment for Tax Purposes	Gross Tax		Net Tax Appreciation/ (Depreciation)		Undistributed Income	Undistributed Accum. Capital Gain/(Loss)	Late-Year Losses
Fund		Appreciation	Depreciation	Investments	Derivatives/ Currency

U.S. Equity Fund	$644,998,152	$195,264,233	$(4,456,372)	$190,807,861	$39,862	$11,991,596	$63,605,898	$—

S&P 500 Index Fund	28,230,883	11,348,539	(223,776)	11,124,763	(10,258)	465,329	(20,213,149)	—

U.S. Large-Cap Core Equity Fund	81,884,011	18,235,897	(535,029)	17,700,868	(21,701)	2,188,590	12,710,694	—

Premier Growth Equity Fund	297,942,617	134,794,993	(284,387)	134,510,606	(33,744)	2,889,097	32,092,175	—

Small-Cap Equity Fund	1,026,609,683	267,448,822	(41,493,284)	225,955,538	(778,688)	9,900,616	109,351,210	—

International Equity Fund	1,620,148,327	255,935,564	(67,974,969)	187,960,595	(180,240)	41,532,892	(297,303,574)	—

Strategic Investment Fund	789,342,809	86,618,412	(9,502,956)	77,115,456	(929,405)	19,088,591	54,015,574	—

Income Fund	338,048,046	4,667,656	(3,411,776)	1,255,880	(101,643)	295,679	—	(729,859)

As of September 30, 2014, the following Funds have capital loss carryovers as indicated below. The capital loss carryover is available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains offset will not be distributed to shareholders.

Fund	Short Term	Long Term	Expires
S&P 500 Index Fund	$19,010,402	$—	9/30/2018
	1,202,747	—	9/30/2019
International Equity Fund	157,047,881	—	9/30/2018
	140,255,693	—	9/30/2019

These amounts will be available to offset future taxable capital gains. Under the Regulated Investment Company Modernization Act of 2010, a Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Fund capital loss carryovers were utilized as follows:

Fund	Amount
S&P 500 Index Fund	$6,610,769
International Equity Fund	138,561,806

Any qualified late-year loss is deemed to arise on the first day of the Funds’ next tax year (if the Funds elect to defer such loss). Under this regime, generally, the Funds can elect to defer any post-October capital loss and/or any late-year ordinary loss as defined by the Internal Revenue Code.

Notes to Financial Statements	September 30, 2014

The Funds elected to defer qualified late-year losses for the year ended September 30, 2014 as follows:

Fund	Capital	Ordinary
Income Fund	$(729,859)	$—

Distributions to Shareholders The Income Fund declares net investment income dividends daily and pays them monthly. All other Funds declare and pay dividends from net investment income, if any, annually. All Funds declare and pay distributions annually from net realized capital gains in excess of capital loss carryforwards, if any. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from GAAP.

These differences include (but are not limited to) treatment of foreign taxes payable, investments in futures, investments in passive foreign investment companies, distributions from Real Estate Investment Trusts, losses deferred to offsetting positions, and losses deferred due to wash sale transactions.

The tax character of distributions paid during the years ended September 30, 2014 and September 30, 2013 is as follows:

	September 30, 2014		September 30, 2013
Fund	Ordinary Income	Long Term Capital Gains	Ordinary Income	Long Term Capital Gains
U.S. Equity Fund	$15,343,882	$35,383,526	$10,336,872	$—
S&P 500 Index Fund	750,000	—	714,331	—
U.S. Large-Cap Core Equity Fund	5,493,995	13,835,426	7,120,344	14,254,095
Premier Growth Equity Fund	3,289,862	10,133,896	3,252,859	—
Small-Cap Equity Fund	20,072,748	102,397,930	17,216,640	60,916,886
International Equity Fund	30,469,900	—	40,222,047	—
Strategic Investment Fund	15,207,126	27,849,379	14,423,433	—
Income Fund	9,026,757	—	20,606,289	280,625

Reclassifications are made to the Funds’ capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the net asset value of any of the Funds. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

Fund	Undistributed Net Investment Income	Accumulated Net Realized Gain/(Loss)	Unrealized Gain	Paid In Capital
U.S. Equity Fund	$(63,267)	$63,267	$—	$—
S&P 500 Index Fund	(15,144)	15,144	—	—
U.S. Large-Cap Core Equity Fund	(6,303)	6,303	—	—
Premier Growth Equity Fund	(63,593)	63,593	—	—
Small-Cap Equity Fund	(124,622)	184,592	274,773	(334,743)
International Equity Fund	(715,627)	715,627	—	—
Strategic Investment Fund	(141,687)	141,687	—	—

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

GE Institutional Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the GE Institutional U.S. Equity Fund, GE Institutional S&P 500 Index Fund, GE Institutional U.S. Large-Cap Core Equity Fund, GE Institutional Premier Growth Equity Fund, GE Institutional Small-Cap Equity Fund, GE Institutional International Equity Fund, GE Institutional Strategic Investment Fund, and GE Institutional Income Fund, each a series of GE Institutional Funds (collectively, “the Funds”), as of September 30, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the GE Institutional U.S. Equity Fund, GE Institutional S&P 500 Index Fund, GE Institutional U.S. Large-Cap Core Equity Fund, GE Institutional Premier Growth Equity Fund, GE Institutional Small-Cap Equity Fund, GE Institutional International Equity Fund, GE Institutional Strategic Investment Fund, and GE Institutional Income Fund as of September 30, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

November 24, 2014

Tax Information	(Unaudited)

The following fund intends to make an election under Internal Revenue Code Section 853. The election will allow shareholders to treat their attributable share of foreign taxes paid by the Fund to be paid by them directly. For the fiscal year ended September 30, 2014, the total amount of income received by the Fund from sources within foreign countries and possessions of the United States and the total amount of taxes paid by the Fund follows:

Fund	Total Foreign Source Income	Total Foreign Taxes Paid
International Equity Fund	$47,279,412	$3,870,031

For the fiscal year ended September 30, 2014, certain dividends paid by the Funds may be subject to a maximum income tax rate of 20% as provided by the American Taxpayer Relief Act of 2012. The following represent the amounts that may be considered qualified dividend income:

Fund	QDI
U.S. Equity Fund	$12,793,501
S&P 500 Index Fund	750,000
U.S. Large-Cap Core Equity Fund	1,766,612
Premier Growth Equity Fund	5,162,254
Small-Cap Equity Fund	10,605,192
International Equity Fund	34,339,931
Strategic Investment Fund	10,370,635
Income Fund	20,155

For corporate shareholders the following represent the percentages of respective fund distributions that may be eligible for the dividends received deduction:

Fund	DRD
U.S. Equity Fund	77.92%
S&P 500 Index Fund	100.00%
U.S. Large-Cap Core Equity Fund	68.02%
Premier Growth Equity Fund	100.00%
Small-Cap Equity Fund	78.21%
Strategic Investment Fund	28.94%
Income Fund	0.22%

For the year ended September 30, 2014, the following Funds hereby designate as capital gain dividends the amounts set forth, or the amount ultimately treated as capital gain net income:

Fund	Gross Amount
U.S. Equity Fund	$35,383,526
U.S. Large-Cap Core Equity Fund	13,835,426
Premier Growth Equity Fund	10,133,896
Small-Cap Equity Fund	102,397,930
Strategic Investment Fund	27,849,379

The amounts presented herein may differ from amounts presented elsewhere in the financial statements due to differences between tax and financial accounting principles. Please consult a tax advisor if you have any questions about Federal or State income tax laws or on how to prepare your tax returns. If you have specific questions about your Fund account, please consult your investment representative.

Additional Information	(Unaudited)

Information about Directors and Executive Officers:

The business and affairs of the Funds are managed under the direction of the Funds’ Board of Trustees. Information pertaining to the Trustees and officers of the Funds is set forth below.

Interested Trustees and Executive Officers

Jeanne M. La Porta

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    49

Position(s) Held with Fund    Trustee and President

Term of Office and Length of Time Served    Until successor is elected and qualified – Less than 1 year

Principal Occupation(s) During Past 5 Years     Senior Vice President and Commercial Operations Leader at GEAM since March 2014; President of GE Institutional Funds and GE Investments Funds, Inc. since April 2014; President and Trustee of GEAM’s UCITs Funds since March 2014; Senior Vice President and Commercial Administrative Officer at GEAM from April 2010 to March 2014; Vice President of GE Institutional Funds since July 2003; Vice President of Elfun Funds and GE Retirement Savings Plan Funds (formerly GE Savings & Security Funds) since October 2003; Secretary of GE Funds from July 2007 to September 2010 and Vice President from July 2007 to February 2011; Senior Vice President and Deputy General Counsel of GEAM from October 2007 to April 2010; Vice President and Assistant Secretary of Elfun Funds and GE Retirement Savings Plan Funds from July 2003 to June 2010; and Vice President and Associate General Counsel – Marketing and Client Services (formerly Asset Management Services) at GEAM from May 1997 to October 2007.

Number of Portfolios in Fund Complex Overseen by Trustee    24

Other Directorships Held by Trustee     Director and President of GE Investments Funds, Inc. since 2014; Trustee of Elfun Funds since 2014; Director of GE Investment Distributors, Inc. since June 2011.

Matthew J. Simpson

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    53

Position(s) Held with Fund    Trustee and Executive Vice President

Term of Office and Length of Time Served    Until successor is elected and qualified – 7 years

Principal Occupation(s) During Past 5 Years    Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Secretary of Elfun Funds and GE Retirement Savings Plan Funds (formerly GE Savings & Security Funds) since July 2007; Senior Vice President and General Counsel – Marketing and Client Services (formerly Asset Management Services) of GEAM and Senior Vice President and General Counsel of GE Asset Management Services from February 1997 to July 2007; Vice President and Associate General Counsel of GEAM from October 1992 to February 1997; Secretary of GE Institutional Funds and GE Investments Funds, Inc. from 1997 to July 2007 and Vice President from September 2003 to July 2007; Assistant Secretary of Elfun Funds and GE Retirement Savings Plan Funds from 1998 to July 2007 and Vice President from October 2003 to July 2007; and Secretary of GE Funds from 1993 to July 2007 and Vice President from September 2003 to July 2007.

Number of Portfolios in Fund Complex Overseen by Trustee    24

Other Directorships Held by Trustee    Trustee of Elfun Funds, GE Retirement Savings Plan Funds and General Electric Pension Trust since July 2007; Director and Executive Vice President of GE Investments Funds, Inc. since July 2007; Director of GEAM since July 2007; Trustee and Executive Vice President of GE Funds from July 2007 to February 2011; and Director of GE Investment Distributors, Inc. since June 2011.

Additional Information	(Unaudited)

JoonWon Choe

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    45

Position(s) Held with Fund    Vice President & Secretary

Term of Office and Length of Time Served    Until successor is elected and qualified – 4 years

Principal Occupation(s) During Past 5 Years    Senior Vice President and Deputy General Counsel of GEAM since March 2011; Vice President and Secretary of GE Investments Funds, Inc. since September 2010; Vice President and Assistant Secretary of Elfun Funds and GE Retirement Savings Plan Funds (formerly GE Savings & Security Funds) since September 2010; Senior Vice President and Associate General Counsel of GEAM from June 2010 to March 2011; Vice President and Associate General Counsel of GEAM from November 2005 to June 2010 and Vice President and Secretary of GE Funds from September 2010 to February 2011.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Robert Herlihy

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    47

Position(s) Held with Fund    Chief Compliance Officer

Term of Office and Length of Time Served    Until successor is elected and qualified – 9 years

Principal Occupation(s) During Past 5 Years    Chief Compliance Officer of GEAM, GE Investments Funds, Inc., Elfun Funds, and GE Retirement Savings Plan Funds (formerly GE Savings & Security Funds) since July 2005; Chief Compliance Officer of GE Funds from July 2005 to February 2011 and Manager of Fund Administration at GEAM from 2002 to 2005.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Arthur A. Jensen

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    48

Position(s) Held with Fund    Treasurer

Term of Office and Length of Time Served    Until successor is elected and qualified – 3 years

Principal Occupation(s) During Past 5 Years    Treasurer of GE Investments Funds, Inc., Elfun Funds and GE Retirement Savings Plan Funds (formerly GE Savings & Security Funds) since June 2011; Mutual Funds Controller of GEAM since April 2011; Senior Vice President at Citigroup from 2008 to 2010 and Vice President at JPMorgan from 2005 to 2008.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Additional Information	(Unaudited)

Non-Interested Trustees

John R. Costantino

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    68

Position(s) Held with Fund    Chairman of the Board

Term of Office and Length of Time Served    Until successor is elected and qualified – 17 years

Principal Occupation(s) During Past 5 Years    General Partner, NGN Capital LLC since 2006; and Managing Director, Vice President of Walden Capital Management since 1996.

Number of Portfolios in Fund Complex Overseen by Trustee    16

Other Directorships Held by Trustee    Director of GE Investments Funds, Inc. since 1997; Trustee of Fordham University from 1989 to 1995 and from 2001 to 2007 and Trustee Emeritus since 2007; Trustee of Neuroscience Research Institute since 1986; Trustee of GE Funds from 1993 to February 2011; Director of Artes Medical from 2006 to 2008 and Trustee of Gregorian University Foundation from 1992 to 2007.

R. Sheldon Johnson

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    68

Position(s) Held with Fund    Trustee

Term of Office and Length of Time Served    Until successor is elected and qualified – 3 years

Principal Occupation(s) During Past 5 Years    Head of Global Institutional Equity Sales and Marketing at Morgan Stanley & Co., Inc. from 2002 to 2006 and Managing Director at Morgan Stanley & Co., Inc. from 1988 to 2006.

Number of Portfolios in Fund Complex Overseen by Trustee    16

Other Directorships Held by Trustee    Director of GE Investments Funds, Inc. since April 2011 and Trustee of St. Lawrence University since 2003.

Donna M. Rapaccioli

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    51

Position(s) Held with Fund    Trustee

Term of Office and Length of Time Served    Until successor is elected and qualified – 2 years

Principal Occupation(s) During Past 5 Years    Dean of the Gabelli School of Business since 2007 and Accounting Professor since 1987 at Fordham University.

Number of Portfolios in Fund Complex Overseen by Officer    16

Other Directorships Held by Officer    Director of GE Investments Funds, Inc. since January 2012 and Trustee of Emmanuel College since 2010.

The Statement of Additional Information for the Funds includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 1-800-242-0134.

Investment Team	(Unaudited)

Portfolio Manager Biographies

The following sets forth biographical information for those individuals who are primarily responsible for managing the specified Fund’s investments. The portfolio managers may change from time to time.

David B. Carlson is Chief Investment Officer – U.S. Equities at GE Asset Management. He manages the overall U.S. equity investments for GE Asset Management. Mr. Carlson has served as the portfolio manager for the Premier Growth Equity Fund since the Fund’s commencement and as a portfolio manager for the U.S. Equity Fund since May 2011. Mr. Carlson joined GE Asset Management in 1982 as a securities analyst for investment operations. He became a Vice President for Mutual Fund Portfolios in 1987, a Senior Vice President in 1989 and an Executive Vice President in 2003.

Mike Cervi is a Senior Vice President of GE Asset Management and is a Managing Director of Portfolio Construction within GE Asset Management’s Investment Solutions team. He has been a member of the portfolio management team for the Small-Cap Equity Fund since May 2013. Mr. Cervi focuses on portfolio construction and manager research for a number of GE Asset Management’s portfolios including responsibility for defined benefit, defined contribution and sub-advised mutual funds accounts. Prior to his current position, Mr. Cervi led investment oversight of GE Asset Management’s multi-asset class client relationships. Mr. Cervi joined GE Asset Management in 2000 and has held several other roles within GE Asset Management including Shareholder Services Representative from 2000 to 2001, Institutional Marketing Analyst from 2001 to 2003, Director, Product Management – U.S. Equities from 2003 to 2005, Product Portfolio Manager – U.S. Equities from 2005 to 2006, Vice President, Manager of Investment Relationships from 2006 to 2009 and Managing Director, Total Plan Management from 2009 to 2013. He became a Senior Vice President in 2009 and has served as the Managing Director of Portfolio Construction since April 2013.

Stephen V. Gelhaus is a Senior Vice President of GE Asset Management. He has been a member of the portfolio management teams for the U.S. Equity Fund and the

U.S. Large-Cap Core Equity Fund since January 2002. Mr. Gelhaus joined GE Asset Management in June 1991 and was a research analyst in the U.S. Equities group from 1995 through 2001 and became an associate portfolio manager for the U.S. Large-Cap Core Equity Fund in August 1999.

William M. Healey is a Senior Vice President and Chief Investment Officer – Core Fixed Income Investments of GE Asset Management. He has served on the portfolio management team for the Income Fund since September 1997. Mr. Healey joined GE Asset Management in April 1996 as a portfolio manager, became Vice President in June 2001, Senior Vice President in January 2007 and Chief Investment Officer – Core Fixed Income Investments in April 2012. Prior to joining GE Asset Management, Mr. Healey spent over 10 years in the fixed income group at MetLife.

Mark H. Johnson is a Senior Vice President and Chief Investment Officer – Long Duration Fixed Income & Insurance Investments of GE Asset Management. He has been a member of the portfolio management team for the Income Fund since 2007. Mr. Johnson joined GE in 1998 and GE Asset Management as a Vice President and portfolio manager in 2002. He became Senior Vice President in 2007 and Chief Investment Officer – Long Duration Fixed Income & Insurance Investments in April 2012. Prior to joining GE Asset Management, Mr. Johnson held positions at various insurance companies and public accounting firms.

Ralph R. Layman is an Executive Vice President; Chief Investment Officer Emeritus – Public Equities and a Director of GE Asset Management. Mr. Layman has led the team of portfolio managers for the International Equity Fund since the Fund’s commencement. Mr. Layman joined GE Asset Management in 1991 as Senior Vice President for International Investments, became an Executive Vice President in 1992, served as President – International Equities from March 2007 to July 2009, President and Chief Investment Officer – Public Equities from July 2009 to March 2012, and has served as Chief Investment Officer Emeritus – Public Equities since March 2012.

Investment Team	(Unaudited)

Portfolio Manager Biographies (continued)

Jeffrey Palma is a Senior Vice President and Chief Market Strategist of GE Asset Management and is a portfolio manager for Strategic Investment Fund. He has been a member of the portfolio management team for the Strategic Investment Fund since May 2013. Prior to joining GE Asset Management since 2012, Mr. Palma worked for UBS Investment Bank where he held a variety of global research and macro strategy roles supporting UBS’ global equities and fixed income businesses including Managing Director, Head of Global Equity Strategy from 2007 to 2012, Executive Director, Global Asset Allocation Strategist from 2001 to 2007 and Director, U.S. Economist from 1999 to 2001.

Paul C. Reinhardt is a Senior Vice President of GE Asset Management. He has been a portfolio manager for the U.S. Equity Fund since January 2001 and for the U.S. Large-Cap Core Equity Fund since April 2002. Mr. Reinhardt joined GE Asset Management in 1982 as an equity analyst and has been a portfolio manager since 1987.

Michael J. Solecki is a Senior Vice President and Chief Investment Officer – International Equities of GE Asset Management. He has served as a portfolio manager for the International Equity Fund since August 1999. He joined GE Asset Management in 1990 as an international equity analyst. He became a Vice President for international equity portfolios in 1996, Senior Vice President in 2000, Co-Chief Investment Officer – International Equities in March 2009 and Chief Investment Officer – International Equities since March 2012.

David Wiederecht is the President and Chief Investment Officer – Investment Solutions and a Director of GE Asset Management. He has served as a portfolio manager for the Small-Cap Equity Fund since September 2010, and has served as portfolio manager for the Strategic Investment Fund since January 2011. Mr. Wiederecht joined GE Asset Management in 1988 and has held various positions at GE Asset Management including Vice President – Alternative Investments/Private Equity/Hedge Fund from 1998 to 2004, Managing Director – Alternative Investments from 2004 to 2008, and President and Chief Investment Officer – Investment Solutions since 2008.

Portfolio Manager Biographies (Sub-Advisers)

Karl A. Schneider, CAIA is a portfolio manager for the S&P 500 Index Fund. Mr. Schneider is a Vice President of SSgA FM and Head of U.S. Equity Strategies for the Global Equity Beta Solutions Team (GEBS), where in addition to overseeing the management of the U.S. equity index strategies, he also serves as a portfolio manager for a number of the group’s passive equity portfolios. Previously within GEBS, he served as a portfolio manager and product specialist for synthetic beta strategies, including commodities, buy/write, and hedge fund replication. Mr. Schneider is also a member of the SSgA Derivatives Committee. Prior to joining GEBS, Mr. Schneider worked as a portfolio manager in SSgA’s Currency Management Group, managing both active currency selection and traditional passive hedging overlay portfolios. He joined State Street in 1996. Mr. Schneider holds a BS in Finance and Investments from Babson College and a MS in Finance from Boston College. He has earned the Chartered Alternative Investment Analyst designation and is a member of the CAIA Association.

John Tucker, CFA is a Portfolio Manager for the S&P 500 Index Fund. Mr. Tucker is a Senior Managing Director of SSgA FM and Co-Head of Passive Equity Strategies in North America. He is responsible for overseeing the management of all equity index strategies and exchange traded funds managed in North America. He is a member of the Senior Management Group. Previously, Mr. Tucker was head of the Structured Products group in SSgA’s London office, where he was responsible for the management of all index strategies in the firm’s second largest investment center. He joined State Street in 1988. Mr. Tucker received a BA in Economics from Trinity College and a MS in Finance from Boston College. He has also earned the Chartered Financial Analyst designation and is a member of the Boston Security Analysts Society and the CFA Institute. In addition, Mr. Tucker is a member of The Russell Index Client Advisory Board and The S&P U.S. Index Advisory Panel.

Marc Shapiro is a portfolio manager for the Small-Cap Equity Fund. Mr. Shapiro joined Palisade in February 2004 and serves as the portfolio manager for Palisade’s

Investment Team	(Unaudited)

Portfolio Manager Biographies (concluded)

Institutional Small Cap Core Equity portfolios, and is a member of Palisade’s Investment Policy Committee. Mr. Shapiro became a senior portfolio manager in March 2012, has served as the strategy’s associate portfolio manager and as a Senior Vice President of Research for Palisade’s Small Cap Core Equity portfolio since October 2006, with lead research responsibility for a number of sectors, including Information Technology and Telecom Services. Prior to joining Palisade, Mr. Shapiro was a senior equity analyst at Awad Asset Management and a small cap analyst at Schroders. Mr. Shapiro received his M.S. in Finance from Drexel University and his B.S. in Finance from the College of New Jersey.

Dennison T. (“Dan”) Veru is a portfolio manager for the Small-Cap Equity Fund. Mr. Veru is Executive Vice President and Chief Investment Officer – Institutional, of Palisade. Since joining Palisade in March 2000, Mr. Veru has been a member of Palisade’s Investment Policy Committee and became a principal of Palisade in July 2004. Prior to joining Palisade, he was President and Director of Research of Awad Asset Management, a division of Raymond James Financial. Mr. Veru has been a frequent guest on CNBC, CNN, Fox and Bloomberg television. Prior to Awad, Mr. Veru worked with the Palisade team from 1984 through 1992. Mr. Veru graduated from Franklin & Marshall College.

Scott T. Brayman, CFA, is a portfolio manager for the Small-Cap Equity Fund. Mr. Brayman is a Managing Partner and Chief Investment Officer at Champlain and has more than 27 years of investment management experience. Mr. Brayman leads the investment team for both the small and mid-cap strategies at Champlain. Prior to joining Champlain in 2004, Mr. Brayman was a Senior Vice President and served as a portfolio manager at NL Capital Management, Inc. from 2003 to 2004, and served as a portfolio manager with Sentinel Advisers, Inc. from 1996 to 2004, where he was responsible for managing the small-cap and core mid-cap strategies. Mr. Brayman began his career as a credit analyst with the First National Bank of Maryland.

Robert J. Anslow, is a portfolio manager for the Small-Cap Equity Fund. Mr. Anslow is the Managing

Partner and Chief Investment Officer responsible for all portfolio management and research activities at GlobeFlex and has more than 30 years of investment management experience. Prior to co-founding GlobeFlex in 1994, Mr. Anslow was a Director of the Systematic and Global Portfolio Management/Research Group at Nicholas-Applegate Capital Management (“Nicholas-Applegate”) from 1986 to 1994, where he built the first systematic process for international investing. Prior to Nicholas-Applegate, Mr. Anslow was responsible for systematic portfolio management and research processes at two major investment institutions: the California Public Employee’s Retirement System (CalPERS) and BayBanks Investment Management of Boston.

Michael W. Cook, CFA, is a portfolio manager for the Small-Cap Equity Fund. Mr. Cook is the Chief Executive Officer and Chief Investment Officer at SouthernSun responsible for all portfolio management activities for the firm and has more than 25 years of investment management experience. Prior to founding SouthernSun in 1989, Mr. Cook was a portfolio manager/analyst at Front Street Capital Management from 1986 to 1988, and was an account executive at Merrill Lynch from 1985 to 1986.

Frank Latuda, Jr., CFA, is a portfolio manager for the Small-Cap Equity Fund. Mr. Latuda is a Vice President, Director and Chief Investment Officer at Kennedy as well as portfolio manager of Kennedy’s Small Cap Value I, Mid Cap Value, All Cap Value and SMID Cap Value separately-managed portfolios. As Chief Investment Officer, Mr. Latuda also serves as Chairman of Kennedy’s Investment Policy Committee. Mr. Latuda joined Kennedy as an equity analyst in 1997 and served as Director of Research from 1998 until 2000. He has been portfolio manager since October 2000, when he took over the Small Cap Value I portfolio. Prior to joining Kennedy, he was an analyst with Burns, Pauli, Mahoney Company. Mr. Latuda earned a B.S. in Electrical Engineering from the University of Notre Dame, as well as an M.S. in Electrical Engineering and an M.B.A. from the University of Illinois.

Investment Team	(Unaudited)

Investment Adviser and Administrator

GE Asset Management Incorporated

Trustees

John R. Costantino, Chairman

R. Sheldon Johnson

Jeanne M. La Porta

Donna M. Rapaccioli

Matthew J. Simpson

Secretary

JoonWon Choe

Assistant Secretary

Michelle Matzelle

Treasurer

Arthur A. Jensen

Assistant Treasurer

Ryan Hunter

Distributor

GE Investment Distributors, Inc.

Member FINRA and SIPC

Custodian

State Street Bank & Trust Company

At GE Asset Management, we’re dedicated to providing the investment options you’ll need to tailor your financial portfolio to every stage of your life. Each member of the GE Family of Funds is managed according to the same principles of integrity and quality that have guided GE over the past century, and have made it the world-class company that it is today. Each fund draws strength from a heritage of investment management experience that spans more than 80 years. Whether you’re creating a new investment portfolio or adding to an established one, the GE Family of Funds offers an array of professionally managed investment options that will help you meet a lifetime of financial needs.

(Unaudited)

M O R N I N G S T A R  R A T I N G S TM  Through September 30, 2014

FUND (CATEGORY)	NUMBER OF FUNDS IN CATEGORY	STAR RATING
GE Institutional S&P 500 Index Fund, Investment Class (Large Blend)
Overall Rating	1,698	¶	¶	¶	¶
3-year	1,356	¶	¶	¶	¶
5-year	1,216	¶	¶	¶	¶
10-year	816	¶	¶	¶	¶
GE Institutional U.S. Large-Cap Core Equity Fund, Investment Class (Large Blend)
Overall Rating	1,698	¶	¶	¶	¶
3-year	1,356	¶	¶	¶	¶
5-year	1,216	¶	¶	¶
10-year	816	¶	¶	¶	¶	¶
GE Institutional U.S. Large-Cap Core Equity Fund, Service Class (Large Blend)
Overall Rating	1,698	¶	¶	¶
3-year	1,356	¶	¶	¶	¶
5-year	1,216	¶	¶	¶
GE Institutional Small-Cap Equity Fund, Investment Class (Small Blend)
Overall Rating	793	¶	¶	¶	¶
3-year	704	¶	¶	¶
5-year	618	¶	¶	¶	¶	¶
10-year	355	¶	¶	¶	¶
GE Institutional Small-Cap Equity Fund, Service Class (Small Blend)
Overall Rating	793	¶	¶	¶	¶
3-year	704	¶	¶	¶
5-year	618	¶	¶	¶	¶

Past performance is no guarantee of future results. ©2014 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. Ratings for other GE Institutional Funds or other classes of shares may be different. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The overall Morningstar RatingTM for a fund is derived from a weighted average of the performance figures associated with its three-, five- and 10-year (if applicable) Morningstar Rating metrics.

Before investing in a GE Institutional Fund, you should carefully consider the investment objectives, risks and charges and expenses of the Fund. For a free copy of a Fund’s prospectus and summary prospectus, which contain this and other information, please visit our website at www.geam.com or call 1-800-242-0134. Please read the Fund prospectus carefully before you invest.

GE Investment Distributors, Inc., Member FINRA/SIPC, is a wholly owned subsidiary of GE Asset Management Incorporated, the investment adviser of the GE Institutional Funds.

This does not constitute a part of the Funds’ Shareholder Report

Investment Adviser

GE Asset Management Incorporated

1600 Summer Street

P.O. Box 7900

Stamford, CT 06904-7900

Distributor

GE Investment Distributors, Inc.

member FINRA and SIPC

1600 Summer Street

P.O. Box 7900

Stamford, CT 06904-7900

www.geam.com

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-242-0134; (ii) on the Fund’s website at http://www.geam.com; and (iii) on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC – information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-months period ended June 30 is available without charge (i) through the Fund’s website at http://www.geam.com; and (ii) on the Commission’s website at http://www.sec.gov.

This does not constitute a part of the Funds’ Shareholder Report	GEIN-1 (9/14)

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR and is included in the following link:

https://www.geam.com/ExternalWar/common/docs/pdf/Spirit_Letter.pdf

There have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition set forth in paragraph (b) of Item 2 of Form N-CSR during the period covered by this report.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that John R. Costantino and Donna M. Rapaccioli are designated as the audit committee financial experts for the Registrant; and further that it is the finding of the Board of Trustees that Mr. Costantino and Ms. Rapaccioli, the audit committee financial experts, qualify as being “independent” pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a) AUDIT FEES. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods were $163,600 in 2013 and $153,700 in 2014.

(b) AUDIT RELATED FEES. There were no fees billed by the Auditor for assurance and related services that were related to the performance of the audit of the Registrant during the Reporting Periods.

(c) TAX FEES. There were no fees billed for professional services rendered by the Auditor for tax compliance, tax advice or tax planning for the Registrant during the Reporting Periods.

(d) ALL OTHER FEES. There were no fees billed for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Registrant during the Reporting Periods.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES. The Audit Committee of the GE Institutional Funds (the “Funds”) Board of Trustees is responsible, among other things, for the appointment, compensation and oversight of the work of the Funds’ Auditor. As part of this responsibility and to ensure that the Auditor’s independence is not impaired, the Audit Committee (1) pre-approves the audit and non-audit services provided to the Funds by the Auditor, and (2) all non-audit services provided to the Funds’ investment adviser and covered affiliates (as defined in the Audit Committee Charter) that provide ongoing services to the Funds if the services directly impact the Funds’ operations or financial reporting, in accordance with the Audit Committee Charter. The following excerpt from the Audit Committee Charter sets forth the pre-approval policies and procedures:

Pre-Approval of Audit Related Services and Permissible Non-Audit Services. The Audit Committee shall pre-approve both audit (including audit, review, and attest) services and permissible non-audit services provided to the Fund and, if the nature of the engagement relates directly to the operations and financial reporting of the Fund, permissible non-audit services provided to any Covered Affiliate.

The Audit Committee may determine to delegate the authority to grant pre-approvals to one or more Audit Committee members, each acting on behalf of the Audit Committee. In this event, the member of the Audit Committee so delegated shall report each delegated pre-approval to the Audit Committee at its next regularly scheduled meeting. The Audit Committee may also adopt and follow, in lieu of explicit pre-approval described above, written policies and procedures detailed as to the particular service, designed to safeguard the continued independence of the Auditor, consistent with the requirements of the Investment Company Act of 1940, as amended, and SEC regulations there under.

Notwithstanding the foregoing, the pre-approval requirement concerning permissible non-audit services provided to the Fund or any Covered Affiliate is waived if: (1) the aggregate amount of all such non-audit services provided constitutes no more than five percent (5%) of the total amount of revenues paid to the Auditor by the Fund and the Covered Affiliates during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee, (2) the non-audit services were not recognized as non-audit services at the time of the engagement, and (3) such non-audit services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee or one or more designated members of the Audit Committee prior to the completion of the audit.

(2) PERCENTAGE OF SERVICES DESCRIBED IN PARAGRAPHS (b) THROUGH (d) APPROVED BY AUDIT COMMITTEE. No fees were charged during the Reporting Period for audit related, tax or other services as indicated in sections (b) through (d) of this Item.

(f) Not applicable.

(g) NON-AUDIT FEES. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the Registrant’s adviser (“Service Affiliates”), for the Reporting Periods were $0 in 2013 and $0 in 2014.

(h) AUDITOR INDEPENDENCE. There were no non-audit services rendered to Service Affiliates during the Reporting Period that were not pre-approved.

Item 5.	Audit Committee of Listed Registrants.

Applicable only to Closed-End Management Investment Companies.

Item 6.	Schedule of Investments.

(a) Schedule of Investments is included as part of Item 1 of the Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to Closed-End Management Investment Companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Applicable only to Closed-End Management Investment Companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Applicable only to Closed-End Management Investment Companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

During the reporting period, there have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of the report included in Item 1 of this Form N-CSR, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this Form N-CSR that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) The Code of Ethics that applies to the Registrant’s principal executive officer and principal financial officer is attached hereto.

(a)(2) The certifications required by Rule 30a-2(a) of the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(b) The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the 1940 Act, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GE Institutional Funds

By:	/s/ Jeanne M. La Porta
Jeanne M. La Porta
President, GE Institutional Funds

Date:	November 24, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Jeanne M. La Porta
Jeanne M. La Porta
President, GE Institutional Funds

Date:	November 24, 2014

By:	/s/ Arthur A. Jensen
Arthur A. Jensen
Treasurer, GE Institutional Funds

Date:	November 24, 2014